UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Andrea E. Kuchli, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

Date of fiscal year end: November 30

Date of reporting period: December 1, 2016 – November 30, 2017

Item 1. Reports to Stockholders.

ANNUAL REPORT
November 30, 2017

Alerian MLP ETF (NYSE ARCA: AMLP)
Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

An ALPS Advisors Solution

ALPS
A DST Company

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Alerian MLP ETF
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Alerian Energy Infrastructure ETF
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Additional Information	32
Board Considerations Regarding Approval of Investment Advisory Agreements	34
Trustees & Officers	36

alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2017 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Underlying Index” or “AMZI”). The Shares of the Fund are listed and trade on the New York Stock Exchange (“NYSE”) Arca under the ticker symbol AMLP. The Fund generally will invest in all of the securities that comprise the Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve-month period of December 1, 2016 to November 30, 2017 the Alerian MLP ETF (AMLP) delivered a total return of -9.27%. This compares to the Fund’s index, the Alerian MLP Infrastructure Index (“AMZI” or “index”), which was down 15.2% on a price-return and 9.0% on a total-return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C Corporation structure.

During the period, the Fund paid four distributions:

●	$0.225 on February 15, 2017
●	$0.215 on May 17, 2017
●	$0.215 on August 16, 2017
●	$0.20152 on November 15, 2017

A strong parent dropping down over $10 billion in assets led MPLX (MPLX) to outperform. It ended the period up 9.2%. Two companies were down more than 40%: Plains All American Pipeline (PAA) and Enbridge Energy Partners (EEP) were both impacted by distribution cuts.

For distributions reflecting the third calendar quarter of 2017, 15 of 25 constituents in the AMZI increased their distributions, eight MLPs maintained their distributions, and two MLPs lowered their distributions.

During the period, Dominion Energy Midstream Partners (DM), Holly Energy Partners (HEP), and Rice Midstream Partners (RMP) were added to the index. NGL Energy Partners (NGL) was removed from the index. ONEOK Partners (OKS) was removed from the index in a special rebalancing due to its merger with parent company ONEOK Inc (OKE). Energy Transfer Partners (ETP) merged with Sunoco Logistics Partners (SXL), and ETP was removed from the index. However, immediately following the merger, SXL changed its name and ticker to Energy Transfer Partners (ETP). Additionally, Tesoro Logistics (TLLP) changed its name and ticker to Andeavor Logistics (ANDX).

The methodology was updated in September to, among other things, better capture the investable universe, reflect established guidelines for diversified portfolios, mirror industry trends, and minimize future index turnover.

Energy MLPs rallied from November through January, largely as a function of the new administration and its pro-energy stance. Expedited regulatory approvals, including those for the Dakota Access Pipeline and Keystone XL, resulted in energy infrastructure MLPs rallying further. However, as the price of oil fell below $50 per barrel in March, midstream companies sold off along with the broader energy sector. While oil prices stabilized and recovered through the summer and fall, MLPs did not recover in tandem.

New energy infrastructure project announcements continued throughout the year, especially in the Permian and SCOOP/STACK regions, but investor interest largely centered on balance sheets. Announcements of slowed distribution growth, self-funding measures, or even distribution cuts were greeted positively—or at least with acceptance—by the market. Buybacks, once anomalies in the sector, have started to gain interest among management teams as they believe the market has failed to reward the traditional uses of cash. Tax reform concerns drove further volatility towards the end of the period, but recent amendments have quieted fears.

MLPs may continue to experience volatility in the coming months if commodity prices do the same. MLP investors will likely further scrutinize balance sheets for appropriate uses of cash and analyze distribution policies for long-term sustainability before they are willing to recognize that current discounted valuations are unjustified. Beyond the short term, in our view fundamentals remain intact for MLPs to build out US energy infrastructure over the next several decades.

1 | November 30, 2017

Alerian MLP ETF

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	3 Year	5 Year	Since Inception^
Alerian MLP ETF – NAV	-9.27%	-10.02%	-1.80%	1.84%
Alerian MLP ETF – Market Price*	-9.42%	-10.02%	-1.81%	1.84%
Alerian MLP Infrastructure Index	-9.00%	-12.33%	-0.94%	4.36%
S&P 500® Total Return Index	22.87%	10.91%	15.74%	15.97%

Total Expense Ratio (per the current prospectus) 1.42%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.877.398.8461. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily NAV and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 25 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2| November 30, 2017

Alerian MLP ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Magellan Midstream Partners LP	10.70%
Enterprise Products Partners LP	10.20%
Energy Transfer Partners LP	9.40%
MPLX LP	8.90%
Williams Partners LP	8.10%
Plains All American Pipeline LP	7.10%
Buckeye Partners LP	5.60%
Western Gas Partners LP	3.90%
EQT Midstream Partners LP	3.50%
Andeavor Logistics LP	2.90%
Total% of Top 10 Holdings	70.30%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3| November 30, 2017

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2017 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation.

The Underlying Index is a composite of North American energy infrastructure companies engaged in the pipeline transportation, storage, and processing of energy commodities (also known as “midstream energy businesses”). Currently, each constituent is assigned to one of four categories: (i) U.S. Energy Infrastructure Master Limited Partnerships (“MLPs”) (ii) U.S. General Partners, (iii) U.S. Energy Infrastructure Companies, and (iv) Canadian Energy Infrastructure Companies. Each category is assigned an index weight of 25%.

PERFORMANCE OVERVIEW

During the twelve-month period of December 1, 2016 to November 30, 2017, the Alerian Energy Infrastructure ETF (ENFR) delivered a total return of 0.21%. This compares to the Fund’s index, the Alerian Energy Infrastructure Index (“AMEI” or “index”), which fell 4.0% on a price return basis and rose 1.11% on a total return basis.

During the period, the Fund paid four distributions:

●	$0.08421 on December 29, 2016
●	$0.15615 on March 29, 2017
●	$0.2405 on June 28, 2017
●	$0.24268 on September 27, 2017

Top contributors during the period include CenterPoint Energy (CNP), Dominion Resources (D), OGE Energy (OGE), and Pembina Pipeline (PPL)—all returning over 10%. Underperformers include NuStar GP Holdings (NSH), Plains GP Holdings (PAGP), and SemGroup Corp (SEMG).

During the period, Antero Midstream Partners (AM) and Andeavor Logistics (ANDX) were added to the index. Spectra Energy (SE) was removed from the index during a special rebalancing due to its merger with Enbridge (ENB). Veresen (VSN) was also removed in a special rebalancing due to its merger with Pembina Pipeline (PPL).

The methodology was updated in September to, among other things, better capture the investable universe, reflect established guidelines for diversified portfolios, mirror industry trends, and minimize future index turnover.

Energy infrastructure companies rallied from November through January, largely as a function of the new US administration and its pro-energy stance. Expedited regulatory approvals, including those for the Dakota Access Pipeline and Keystone XL, resulted in energy infrastructure companies rallying further. However, as the price of oil fell below $50 per barrel in March, midstream companies sold off along with the broader energy sector. While oil prices stabilized and recovered through the summer and fall, energy infrastructure companies largely did not recover in tandem.

New energy infrastructure project announcements continued throughout the year, especially in the Permian and SCOOP/STACK regions. But investor interest largely centered on balance sheets. Announcements of slowed distribution growth, self-funding measures, or even distribution cuts were greeted positively—or at least with acceptance—by the market.

Those companies with Utility assets outperformed during the year as that sector largely kept pace with the growth of the broader economy and remained insulated from the fluctuations in oil prices.

Energy infrastructure companies may continue to experience volatility in the coming months if commodity prices do the same. Investors will likely further scrutinize balance sheets for appropriate uses of cash and analyze distribution and dividend policies for long-term sustainability before they are willing to recognize that current discounted valuations are unjustified. Beyond the short term, in our view fundamentals remain intact for energy infrastructure companies over the next several decades.

4 | November 30, 2017

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	3 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	0.21%	-4.97%	-0.01%
Alerian Energy Infrastructure ETF - Market Price*	-0.05%	-5.07%	-0.02%
Alerian Energy Infrastructure Index	1.11%	-4.27%	0.83%
S&P 500® Total Return Index	22.87%	10.91%	12.93%

Total Expense Ratio (per the current prospectus) 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Energy Infrastructure Index is comprised of 30 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2017

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Dominion Energy, Inc.	5.80%
CenterPoint Energy, Inc.	5.40%
Pembina Pipeline Corp.	5.20%
OGE Energy Corp.	5.20%
TransCanada Corp.	5.10%
The Williams Cos., Inc.	5.10%
Enterprise Products Partners LP	5.00%
Magellan Midstream Partners LP	5.00%
ONEOK, Inc.	4.90%
Macquarie Infrastructure Corp.	4.90%
Total % of Top 10 Holdings	51.60%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2017

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you deter-mine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
Alerian MLP ETF
Actual	$1,000.00	$899.80	0.86%	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,020.76	0.86%	$4.36
Alerian Energy Infrastructure ETF
Actual	$1,000.00	$990.90	0.65%	$3.24
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7 | November 30, 2017

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alerian MLP ETF and Alerian Energy Infrastructure ETF of the ALPS ETF Trust as of November 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2018

8 | November 30, 2017

Alerian MLP ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Master Limited Partnerships (100.04%)
Gathering & Processing (29.10%)
Antero Midstream Partners LP	6,308,291	$173,793,417
DCP Midstream LP(a)	7,380,879	259,364,088
EnLink Midstream Partners LP	13,325,614	213,076,568
MPLX LP(a)	23,433,562	840,327,534
Rice Midstream Partners LP(a)	5,981,093	124,586,167
Western Gas Partners LP(a)	8,181,076	366,675,826
Williams Partners LP	20,669,820	758,582,394
Total Gathering & Processing		2,736,405,994

Pipeline Transportation | Natural Gas (31.02%)
Boardwalk Pipeline Partners LP	10,144,224	136,338,371
Dominion Midstream Partners LP(a)	3,944,909	126,828,824
Energy Transfer Partners LP	53,338,938	885,959,760
Enterprise Products Partners LP	38,904,334	958,213,746
EQT Midstream Partners LP(a)	4,781,272	328,090,885
Spectra Energy Partners LP	6,490,123	265,575,833
TC PipeLines LP(a)	4,253,931	216,142,234
Total Pipeline Transportation | Natural Gas		2,917,149,653

Pipeline Transportation | Petroleum (39.92%)
Andeavor Logistics LP	6,017,361	269,337,078
Buckeye Partners LP(a)	11,471,355	526,879,335
Enbridge Energy Partners LP(a)	17,579,625	257,014,118
Genesis Energy LP(a)	8,762,589	188,132,786
Holly Energy Partners LP	3,381,491	111,961,167
Magellan Midstream Partners LP(a)	15,052,756	1,008,534,652
NuStar Energy LP(a)	6,453,764	187,546,382
Phillips 66 Partners LP	3,763,106	176,339,147
Plains All American Pipeline LP	34,141,368	665,756,676
Shell Midstream Partners LP	7,199,143	194,736,818
Tallgrass Energy Partners LP(a)	3,835,924	168,473,782
Total Pipeline Transportation | Petroleum		3,754,711,941

Total Master Limited Partnerships
(Cost $9,610,475,445)		9,408,267,588

	7 Day Yield	Shares	Value
Short Term Investments (0.04%)
State Street Institutional Treasury Plus Money Market Fund	0.970%	4,201,152	4,201,152

Total Short Term Investments
(Cost $4,201,152)			4,201,152

Total Investments (100.08%)
(Cost $9,614,676,597)			$9,412,468,740

Liabilities in Excess of Other Assets (-0.08%)			(7,184,964)

Net Assets (100.00%)			$9,405,283,777

(a)	Affiliated Company. See Note 8 in Notes to Financial Statements.

See Notes to Financial Statements.

9 | November 30, 2017

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2017

ASSETS:
Investments, at value	$4,813,872,127
Investments in affiliates, at value	4,598,596,613
Interest receivable	15,504
Deferred tax asset (Note 2)	– (a)
Income tax receivable	9,482
Total Assets	9,412,493,726

LIABILITIES:
Payable for investments purchased	3,845
Payable for shares redeemed	1,382
Franchise tax payable	580,887
Payable to adviser	6,623,835
Total Liabilities	7,209,949
NET ASSETS	$9,405,283,777

NET ASSETS CONSIST OF:
Paid-in capital	$10,681,729,891
Accumulated net investment loss, net of deferred income taxes	(390,629,039)
Accumulated net realized loss on investments, net of deferred income taxes	(683,582,500)
Net unrealized depreciation on investments, net of deferred income taxes	(202,234,575)
NET ASSETS	$9,405,283,777

INVESTMENTS, AT COST	$5,121,464,446
INVESTMENTS IN AFFILIATES, AT COST	4,493,212,151

PRICING OF SHARES
Net Assets	$9,405,283,777
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	907,362,100
Net Asset Value, offering and redemption price per share	$10.37

(a)	Net Deferred Tax Asset of $343,528,650 is offset 100% by Valuation Allowance.

See Notes to Financial Statements.

10 | November 30, 2017

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2017

INVESTMENT INCOME:
Distributions from master limited partnerships	$726,282,299
Less return of capital distributions	(726,282,299)
Total Investment Income	–

EXPENSES:
Franchise tax expense	748,955
Investment adviser fee	85,739,653
Total Expenses	86,488,608
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(86,488,608)
Deferred income tax expense	(96,145,707)
NET INVESTMENT LOSS	(182,634,315)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments, before income taxes	35,277,752
Net realized gain on affiliated investments, before income taxes	25,389,633
Deferred income tax expense	(123,314,817)
Net realized loss	(62,647,432)
Net change in unrealized appreciation on investments, before income taxes	17,478,667
Net change in unrealized depreciation on affiliated investments, before income taxes	(1,056,304,577)
Deferred income tax benefit	264,451,203
Net change in unrealized depreciation	(774,374,707)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(837,022,139)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,019,656,454)

See Notes to Financial Statements.

11 | November 30, 2017

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income/(loss)	$(182,634,315)	$28,382,549
Net realized loss	(62,647,432)	(458,105,486)
Net change in unrealized appreciation/(depreciation)	(774,374,707)	1,264,630,644
Net increase/(decrease) in net assets resulting from operations	(1,019,656,454)	834,907,707

DISTRIBUTIONS TO SHAREHOLDERS:
From tax return of capital	(738,470,998)	(689,407,280)
Total distributions	(738,470,998)	(689,407,280)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,858,164,282	3,159,977,900
Cost of shares redeemed	(1,072,772,241)	(1,131,213,513)
Net increase from share transactions	1,785,392,041	2,028,764,387

Net increase in net assets	27,264,589	2,174,264,814

NET ASSETS:
Beginning of year	9,378,019,188	7,203,754,374
End of year *	$9,405,283,777	$9,378,019,188
*Including accumulated net investment loss, net of deferred income taxes of:	$(390,629,039)	$(207,994,724)

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	761,612,100	588,062,100
Shares sold	238,500,000	271,600,000
Shares redeemed	(92,750,000)	(98,050,000)
Shares outstanding, end of year	907,362,100	761,612,100

See Notes to Financial Statements.

12 | November 30, 2017

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$12.31	$12.25	$18.10	$17.69	$16.32

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	(0.22)	0.04	(0.13)	(0.16)	(0.09)
Net realized and unrealized gain/(loss) on investments	(0.86)	1.04	(4.53)	1.70	2.53
Total from investment operations	(1.08)	1.08	(4.66)	1.54	2.44

DISTRIBUTIONS:
From net realized gains	–	–	–	(0.73)	–
From tax return of capital	(0.86)	(1.02)	(1.19)	(0.40)	(1.07)
Total distributions	(0.86)	(1.02)	(1.19)	(1.13)	(1.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.94)	0.06	(5.85)	0.41	1.37
NET ASSET VALUE, END OF PERIOD	$10.37	$12.31	$12.25	$18.10	$17.69
TOTAL RETURN(b)	(9.27)%	9.76%	(26.84)%	8.82%	15.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,405,284	$9,378,019	$7,203,754	$9,349,001	$7,384,685

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(c)	0.41%	1.42%	(11.40)%	5.43%	8.56%
Expenses (including current and deferred tax expenses/benefits)(d)	1.81%	(0.36)%	1.57%	0.55%	0.55%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.85)%	(0.85)%	(0.85)%	(0.85)%	(0.85)%
Net investment income/(loss)(including deferred tax expenses/benefits)(d)	(1.81)%	0.36%	(1.57)%	(0.55)%	(0.55)%
PORTFOLIO TURNOVER RATE(e)	23%	31%	21%	29%	12%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(d)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

13 | November 30, 2017

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Canadian Energy Infrastructure Companies (25.42%)
Energy (25.42%)
AltaGas, Ltd.	38,920	$884,799
Enbridge, Inc.	53,619	2,021,908
Gibson Energy, Inc.	32,967	441,553
Inter Pipeline, Ltd.	86,350	1,813,808
Keyera Corp.	43,245	1,218,764
Pembina Pipeline Corp.	63,818	2,222,488
TransCanada Corp.	45,207	2,168,282
Total Energy		10,771,602

Total Canadian Energy Infrastructure Companies
(Cost $11,476,088)		10,771,602

U.S. Energy Infrastructure Companies (23.80%)
Energy (18.92%)
Kinder Morgan, Inc.	116,500	2,007,295
ONEOK, Inc.	40,324	2,092,815
SemGroup Corp., Class A	77,703	1,864,872
Targa Resources Corp.	47,214	2,049,088
Total Energy		8,014,070

Industrials (4.88%)
Macquarie Infrastructure Corp.	30,961	2,067,576

Total U.S. Energy Infrastructure Companies
(Cost $12,133,406)		10,081,646

U.S. Energy Infrastructure MLPs (23.73%)
Energy (23.73%)
Andeavor Logistics LP	10,206	456,821
Buckeye Partners LP	19,481	894,762
Cheniere Energy Partners LP	5,689	153,091
Energy Transfer Equity LP	118,544	1,920,413
Enterprise Products Partners LP	85,714	2,111,136
EQT GP Holdings LP	3,605	92,180
Magellan Midstream Partners LP	31,443	2,106,681
MPLX LP	39,744	1,425,220
NuStar GP Holdings LLC	4,634	67,425
Phillips 66 Partners LP	6,447	302,106
Shell Midstream Partners LP	12,227	330,740
Western Gas Equity Partners LP	5,476	195,493
Total Energy		10,056,068

Total U.S. Energy Infrastructure MLPs
(Cost $12,041,807)		10,056,068

U.S. General Partners (26.89%)
Energy (10.47%)
Antero Midstream Partners LP	10,686	294,399
Archrock, Inc.	21,687	206,027
EnLink Midstream LLC	19,723	329,374
Plains GP Holdings LP, Class A	50,229	1,034,215
Tallgrass Energy GP LP	18,198	411,275

See Notes to Financial Statements.

14 | November 30, 2017

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Energy (continued)
The Williams Cos., Inc.	74,426	$2,162,075
Total Energy		4,437,365

Utilities (16.42%)
CenterPoint Energy, Inc.	76,503	2,295,855
Dominion Energy, Inc.	29,011	2,440,696
OGE Energy Corp.	62,025	2,218,014
Total Utilities		6,954,565

Total U.S. General Partners
(Cost $11,947,682)		11,391,930

	7 Day Yield	Shares	Value
Short Term Investments (0.19%)
State Street Institutional Treasury Plus Money Market Fund	0.970%	81,416	81,416

Total Short Term Investments
(Cost $81,416)			81,416

Total Investments (100.03%)
(Cost $47,680,399)			$42,382,662

Liabilities in Excess of Other Assets (-0.03%)			(12,322)

Net Assets (100.00%)			$42,370,340

See Notes to Financial Statements.

15 | November 30, 2017

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2017

ASSETS:
Investments, at value	$42,382,662
Dividends receivable	122,932
Total Assets	42,505,594

LIABILITIES:
Payable for investments purchased	112,716
Payable to adviser	22,538
Total Liabilities	135,254
NET ASSETS	$42,370,340

NET ASSETS CONSIST OF:
Paid-in capital	$47,463,753
Accumulated net investment loss	(551,359)
Accumulated net realized gain	756,250
Net unrealized depreciation	(5,298,304)
NET ASSETS	$42,370,340

INVESTMENTS, AT COST	$47,680,399

PRICING OF SHARES
Net Assets	$42,370,340
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,900,000
Net Asset Value, offering and redemption price per share	$22.30

See Notes to Financial Statements.

16 | November 30, 2017

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends	$1,407,755
Foreign taxes withheld	(64,288)
Total Investment Income	1,343,467

EXPENSES:
Investment adviser fees	216,038
Total Expenses	216,038
NET INVESTMENT INCOME	1,127,429

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	278,367
Net realized loss on foreign currency transactions	(148)
Net realized gain	278,219
Net change in unrealized depreciation on investments	(2,283,494)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(555)
Net change in unrealized depreciation	(2,284,049)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(2,005,830)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(878,401)

See Notes to Financial Statements.

17 | November 30, 2017

Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$1,127,429	$536,608
Net realized gain/(loss)	278,219	(813,397)
Net change in unrealized appreciation/(depreciation)	(2,284,049)	2,855,014
Net increase/(decrease) in net assets resulting from operations	(878,401)	2,578,225

DISTRIBUTIONS:
From net investment income	(671,029)	(405,322)
Dividends to shareholders from tax return of capital	(376,837)	(88,512)
Total distributions	(1,047,866)	(493,834)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	28,328,448	9,559,448
Cost of shares redeemed	(2,388,525)	(5,618,048)
Net increase from share transactions	25,939,923	3,941,400
Net increase in net assets	24,013,656	6,025,791

NET ASSETS:
Beginning of year	18,356,684	12,330,893
End of year *	$42,370,340	$18,356,684

*Including accumulated net investment loss of:	$(551,359)	$(360,739)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	800,000	650,000
Shares sold	1,200,000	500,000
Shares redeemed	(100,000)	(350,000)
Shares outstanding, end of period	1,900,000	800,000

See Notes to Financial Statements.

18 | November 30, 2017

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period November 1, 2013 (Commencement of Operations) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$22.95	$18.97	$28.55	$24.86	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.79	0.80	0.83	0.85	0.06
Net realized and unrealized gain/(loss) on investments	(0.72)	3.95	(9.78)	3.40	(0.20)
Total from investment operations	0.07	4.75	(8.95)	4.25	(0.14)

DISTRIBUTIONS:
From net investment income	(0.47)	(0.63)	(0.48)	(0.56)	–
Tax return of capital	(0.25)	(0.14)	(0.15)	–	–
Total distributions	(0.72)	(0.77)	(0.63)	(0.56)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.65)	3.98	(9.58)	3.69	(0.14)
NET ASSET VALUE, END OF PERIOD	$22.30	$22.95	$18.97	$28.55	$24.86
TOTAL RETURN(b)	0.21%	25.63%	(31.83)%	17.12%	(0.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$42,370	$18,357	$12,331	$17,131	$3,729

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	3.39%	4.04%	3.31%	2.98%	3.21	%(c)
PORTFOLIO TURNOVER RATE(d)	37%	38%	47%	27%	0%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

19 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (“the NYSE Arca”). Each Fund issues and redeems Shares at net asset value (“NAV”), in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

20 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments at November 30, 2017:

Alerian MLP ETF

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Master Limited Partnerships	$9,408,267,588	$–	$–	$9,408,267,588
Short Term Investments	4,201,152	–	–	4,201,152
TOTAL	$9,412,468,740	$–	$–	$9,412,468,740

21 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

Alerian Energy Infrastructure ETF

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies	$10,771,602	$–	$–	$10,771,602
U.S. Energy Infrastructure Companies	10,081,646	–	–	10,081,646
U.S. Energy Infrastructure MLPs	10,056,068	–	–	10,056,068
U.S. General Partners	11,391,930	–	–	11,391,930
Short Term Investments	81,416	–	–	81,416
TOTAL	$42,382,662	$–	$–	$42,382,662

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

Each Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the last in, first out (“LIFO”) cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. For the year ended November 30, 2017, the Alerian MLP ETF distributed $738,470,998 of which 100% is anticipated to be characterized as return of capital from MLP distributions received.

The Alerian MLP ETF also expects a portion of the distributions it receives from MLPs to be treated as a tax deferred return of capital, thus reducing the Alerian MLP ETF’s current tax liability. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

22 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Alerian MLP ETF is taxed as a regular C-corporation for federal income tax purposes. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent. The Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies, which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce an investor’s return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s NAV. Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV, but only to the extent of previously accrued deferred tax liability, i.e., no deferred tax asset will be accrued. The Fund will rely to a large extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith, however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations, currently 35%, and an assumed rate attributable to state taxes.

The Fund recognizes interest and penalties related to unrecognized tax benefits within the income tax expense line in the accompanying statement of operations. Accrued interest and penalties are included within the related tax liability line in the balance sheet. There was no such interest or penalties during the year ended November 30, 2017.

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund’s after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of the Underlying Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Period ended November 30, 2017
	Current	Deferred	Total
Federal	$–	$(373,567,028)	$(373,567,028)
State	–	(14,952,301)	(14,952,301)
Valuation Allowance	–	343,528,650	343,528,650
Total tax expense/(benefit)	$–	$(44,990,679)	$(44,990,679)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

23 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2017
Deferred tax assets:
Federal capital loss carryforward	$490,273,922
Federal net operating loss carryforward	518,523,501
Income recognized from MLP investments	403,894,784
Charitable contribution carryforward	643,044
Credit for prior year minimum tax	331,761
Accrued franchise taxes	219,355
Valuation allowance	(343,528,650)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(1,070,349,524)
Other	(8,194)
Net Deferred tax liability	$–

Due to the activities of the MLPs that the fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund’s estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

The net operating loss carryforward is available to offset future taxable income. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2032. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2012	$92,112,756	11/30/2032
Federal	11/30/2013	349,770,934	11/30/2033
Federal	11/30/2014	64,228,395	11/30/2034
Federal	11/30/2015	270,791,678	11/30/2035
Federal	11/30/2016	481,506,187	11/30/2036
Federal	11/30/2017	127,736,774	11/30/2037
Total		$1,386,146,724

24 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

The Fund also has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2012	$2,950,477	Varies by State (5-20 years)
State	11/30/2013	10,853,441	Varies by State (5-20 years)
State	11/30/2014	1,931,661	Varies by State (5-20 years)
State	11/30/2015	9,260,851	Varies by State (5-20 years)
State	11/30/2016	14,765,924	Varies by State (5-20 years)
State	11/30/2017	2,695,246	Varies by State (5-20 years)
Total		$39,762,354

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Year-Ended	Amount	Expiration
Federal	11/30/2015	$504,879,549	11/30/2020
Federal	11/30/2016	651,931,137	11/30/2021
Federal	11/30/2017	195,667,832	11/30/2022
Total		$1,352,478,518

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund in the future are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund in the future are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is not more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established against the Fund’s entire net deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in a reduction of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2017
Income tax expense at statutory rate	$(372,626,497)
State income tax benefit (net of federal benefit)	(22,464,055)
Permanent differences, net	(773,176)
Change in estimated state deferral rate	3,805,343
Other	3,539,056
Valuation allowance	343,528,650
Net income tax expense	$(44,990,679)

25 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

Alerian MLP ETF	Inception to November 30, 2017
Unrecognized tax benefit - Beginning	$–
Gross increases - tax positions in prior period	–
Gross decreases - tax positions in prior period	–
Gross increases - tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Unrecognized tax benefit - Ending	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the period from inception to November 30, 2017, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. Tax periods ended November 30, 2014 through November 30, 2017 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund's investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined as of November 30, 2017.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the year ended November 30, 2017, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Accumulated Net Investment Gain/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments	Paid-in Capital
Alerian Energy Infrastructure ETF	$(647,020)	$281,603	$365,417

At November 30, 2017, the Fund had available for tax purposes unused capital loss carryforwards as follows:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$618,957	$172,110

Capital loss carryovers used during the year ended November 30, 2017 were $153,434.

26 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

The tax character of the distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2017
Alerian Energy Infrastructure ETF	$671,029	$–	$376,837
November 30, 2016
Alerian Energy Infrastructure ETF	$405,322	–	$88,512

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(791,067)
Net unrealized depreciation on investments	(3,629,426)
Other accumulated losses	(672,920)
Total	$(5,093,413)

As of November 30, 2017, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$7,548,902,738	$46,011,521
Gross appreciation (excess of value over tax cost)	$2,779,677,351	$1,786,397
Gross depreciation (excess of tax cost over value)	(916,111,349)	(5,415,256)
Net depreciation of foreign currency	–	(567)
Net unrealized appreciation/(depreciation)	$1,863,566,002	$(3,629,426)

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales.

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF (the “Fund”) has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non- U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions. As of November 30, 2017, the Fund had no securities on loan.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

27 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund's investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreements”). Pursuant to the Advisory Agreements, each Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund's average daily net assets as set out below.

Fund		Advisory Fee
Alerian MLP ETF	0.85%	up to and including $10 billion
	0.80%	greater than $10 billion up to and including $15 billion
	0.755%	greater than $15 billion up to and including $20 billion
	0.715%	greater than $20 billion

Alerian Energy Infrastructure ETF	0.65%

Out of the unitary management fees, the Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for taxes, interest expenses, distribution fees or expenses, brokerage expenses, and extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of the each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all the Funds’ expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,334,558,507	$3,497,052,235
Alerian Energy Infrastructure ETF	12,395,585	12,262,040

For the year ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,857,496,930	$–
Alerian Energy Infrastructure ETF	28,321,766	2,097,260

For the year ended November 30, 2017, the Alerian Energy Infrastructure ETF had in-kind net realized gain of $97,772.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

28 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

5.  MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

7.  RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2017, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
Alerian MLP ETF	$500,144	$1,391,769	$20,029
Alerian Energy Infrastructure ETF	429,596	155,993	5,964

29 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

8. AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the year ended November 30, 2017, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance Balance as of November 30, 2016	Purchases	Purchases In-Kind	Sales	Corporate Actions	Share Balance as of November 30, 2017	Market Value as of November 30, 2017	Dividends*	Change in Unrealized Gain (Loss)	Realized Gain/(Loss)
Master Limited Partnerships
Buckeye Partners LP	8,925,623	1,553,807	2,907,568	(1,915,643)	–	11,471,355	$526,879,335	$–	$(157,465,362)	$(4,123,543)
DCP Midstream Partners LP	6,171,411	848,060	1,885,065	(1,523,657)	–	7,380,879	259,364,088	–	23,700,688	(1,309,654)
Dominion Midstream Partners LP	–	3,865,411	217,148	(137,650)	–	3,944,909	126,828,824	–	9,070,121	(121,902)
Enbridge Energy Partners LP	14,705,996	2,020,830	4,491,689	(3,638,890)	–	17,579,625	257,014,118	–	(128,280,461)	(1,745,110)
EQT Midstream Partners LP	4,001,906	549,375	1,221,653	(991,662)	–	4,781,272	328,090,885	–	(8,174,313)	(1,888,217)
Genesis Energy LP	7,014,426	1,164,391	2,190,865	(1,607,093)	–	8,762,589	188,132,786	–	(90,149,737)	(1,300,094)
Magellan Midstream Partners LP	13,629,760	12,532	4,038,553	(2,628,089)	–	15,052,756	1,008,534,652	–	16,013,517	(5,962,987)
MPLX LP	17,376,799	3,167,693	5,686,125	(2,797,055)	–	23,433,562	840,327,534	–	105,352,210	(2,296,455)
NuStar Energy LP	4,392,697	1,601,199	1,504,282	(1,044,414)	–	6,453,764	187,546,382	–	(92,985,668)	(1,030,896)
Rice Midstream Partners LP	–	5,782,755	949,180	(750,842)	–	5,981,093	124,586,167	–	(19,377,954)	(48,850)
TC PipeLines LP	3,329,485	483,521	1,064,273	(623,348)	–	4,253,931	216,142,234	–	1,008,709	(638,116)
Tallgrass Energy Partners LP	2,880,750	571,168	934,201	(550,195)	–	3,835,924	168,473,782	–	(2,522,512)	(616,549)
Western Gas Partners LP	5,309,295	2,133,067	1,886,787	(1,148,073)	–	8,181,076	366,675,826	–	(76,475,129)	(608,553)
							$4,598,596,613	$–	$(420,285,891)	$(21,690,926)

Investments no longer affiliated as of November 30, 2017

Energy Transfer Partners LP(1)	39,694,657	7,098,439	13,481,762	(16,470,687)	9,534,767	53,338,938	$885,959,760	$–	(257,733,927)	$(5,402,865)
NGL Energy Partners LP	6,573,790	1,559,411	1,715,048	(9,848,249)	–	–	–	–	(893,481)	(64,511,862)
ONEOK Partners LP(2)	10,785,060	1,273,033	1,766,484	(13,638,146)	(186,431)	–	–	–	(18,837,033)	122,511,623
Plains All American Pipeline LP	25,976,325	4,153,141	8,522,308	(4,510,406)	–	34,141,368	665,756,676	–	(359,303,751)	(4,170,479)
Shell Midstream Partners LP	6,019,969	827,235	1,838,961	(1,487,022)	–	7,199,143	194,736,818	–	749,506	(1,345,858)
							$1,746,453,254	$–	$(636,018,686)	$47,080,559

GRAND TOTAL							$6,345,049,867	$–	$(1,056,304,577)	$25,389,633

*	100% of the Income received was estimated as Return of Capital.
(1)	On 05/01/2017, Sunoco Logistics Partners LP (SXL) merged with Energy Transfer Partners LP (ETP). Sunoco Logistics was the surviving entity and changed its name to Energy Transfer Partners LP as part of the completion of the merger. At the effective time of the merger, each ETP common unit converted into the right to receive 1.5 SXL common units. The December 1, 2016 share balances represent the combined SXL and ETP shares held as of that date.
(2)	Name changed to ONEOK, Inc.

30 | November 30, 2017

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2017

9. SUBSEQUENT EVENTS

On December 22, 2017, President Trump signed the Tax Cut and Jobs Act into law. Management is evaluating the impact this tax reform will have on the Funds, including any impact to the financial statements and accompanying notes to financial statements. As the law was enacted subsequent to the year ended November 30, 2017, the law will not impact the amounts recorded in these financial statements. It is expected that the new law will have an impact on the deferred tax position of Alerian MLP ETF during the period immediately following enactment; however, management continues to believe that any revised amounts to deferred tax assets will be offset by a valuation allowance.

31 | November 30, 2017

Alerian Exchange Traded Funds

Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	64.82%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Advisor”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

32 | November 30, 2017

Alerian Exchange Traded Funds

Additional Information	November 30, 2017 (Unaudited)

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

33 | November 30, 2017

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF (“AMLP”) and the Alerian Energy Infrastructure ETF (“ENFR”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Independent Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Independent Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The net advisory fee rate for each Fund is higher than the median of its Broadridge expense group. The Funds’ respective expense ratios, however, are (i) in the case of ENFR, slightly above the median of its Broadridge expense group and (ii) in the case of AMLP, higher than the median of its Broadridge expense group.

With respect to AMLP, the Independent Trustees took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole and (ii) exchange-traded products focused solely on MLP investments. The Independent Trustees also considered the brand recognition of AMLP’s index provider, the additional costs and expenses incurred by AAI in managing and administering the Fund and that AMLP’s investment advisory fee schedule included breakpoints.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Independent Trustees reviewed and noted the relatively small size of ENFR and concluded that AAI was not realizing any economies of scale. They noted, however, that with respect to AMLP, AAI has realized some economies of scale. With respect to AMLP, the Independent Trustees noted that while the Fund has experienced growth over the prior year, the Fund’s asset levels have not yet recovered to its historic highs. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

With respect to AMLP, the Independent Trustees considered, among other things the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Independent Trustees considered the breakpoint schedule adopted previously and whether the breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets increase, noting that AMLP’s assets were still below historical highs. Upon discussion, the Independent Trustees determined that the advisory fee rate for the Fund reflects an appropriate sharing of economies of scale.

34 | November 30, 2017

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2017 (Unaudited)

In voting to renew each Investment Advisory Agreement, the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

35 | November 30, 2017

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the non interested or independent Trustees ( Independent Trustees ). The other Trustee (the Interested Trustee ) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012-2015; Board Member, History Colorado, 2015 -present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

36 | November 30, 2017

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

37 | November 30, 2017

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All- Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.
*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-877-398-8461.

38 | November 30, 2017

Intentionally Left Blank

Annual Report *November 30, 2017*

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Learn More
866.759.5679 | alpsfunds.com

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets & Liabilities	7
Statement of Operations	8
Statements of Changes In Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	16
Board Considerations Regarding Approval of Investment Advisory Agreement	17
Trustees & Officers	18

alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE Select Sector Equal Weight IndexSM (the “Underlying Index”).

The Underlying Index is an index of ETFs comprised of all active Select Sector SPDR® ETFs in an equal weighted portfolio. These are the Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an “index fund” that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the ten Underlying Sector ETFs represent the Underlying Index as a whole.

Performance Overview

The ALPS Equal Sector Weight ETF (EQL), for the twelve month period ended November 30, 2017, generated a total return of 19.46%, compared with the Fund’s Underlying Index, net of fees, which returned 19.64%. The fund underperformed the S&P 500®, which returned 22.87% for the same period.

The election of President Trump in November 2016 fueled optimism in the marketplace on hopes that tax and healthcare reform would pass in a Republican controlled Congress. With that backdrop of positive sentiment, the S&P 500® returned 9.34% in the first half of 2017. Oil saw moderate volatility during the year, exhibiting a low of $42.53 per barrel on June 21st with a high of $58.95 on November 24th. Monetary policy remained unsurprising due to the continued assurance from the Federal Reserve that a slow and anticipated rise in short term interest rates will continue. During the third calendar quarter of 2017, the S&P 500® returned 4.41% and subsequently 5.49% in the first two months of Q4. Although pro-growth policies and reform had yet to surface in the first half of the year, optimism remained in the market. The belief that the Republican Party had enough votes to pass tax reforms in the House and Senate spurred the strong rally in the U.S in the second half of 2017. In addition, companies in the S&P 500®, on average, reported strong Q3 earnings.

Compared to the S&P 500®, the Fund experienced a negative impact (-3.20%) from allocation effect during the period. This impact was largely driven by relative underweight to Information Technology (average weight for the period of 9.33% vs. 22.53% in the S&P 500®).

The best performing fund holdings for the period were the Technology Select Sector SPDR® (XLK), which increased 36.55% and the Utilities Select Sector SPDR® (XLU), which saw a gain of 25.09%. The only detractor was the Energy Select Sector SPDR® (XLE), which decreased 4.23%.

Looking forward we believe the Fund’s strategy of holding each of the ten sectors (with Information Technology and Telecommunication Service combined) in the S&P 500® via the Select SPDR® Funds can result in a diversified core holding, and potential for market participation in all economic cycles through equal sector weighting.

1 | November 30, 2017

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	3 Year	5 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	19.46%	9.25%	14.14%	15.15%
ALPS Equal Sector Weight ETF - Market Price*	19.51%	9.27%	14.15%	15.18%
NYSE® Select Sector Equal Weight Index**	16.92%	7.01%	11.93%	13.03%
S&P 500® Total Return Index	22.87%	10.91%	15.74%	16.15%

Total Expense Ratio (per the current Prospectus) 0.51%. Net Expense Ratio (per the current Prospectus) 0.48%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

**	The Fund’s underlying index changed on October 2, 2017 from Bank of America Securities – Merrill Lyn Equal Sector Weigh Index to NYSE® Select Sector Equal Weigh Index due to the former index closing on October 4, 2017.

The NYSE® Select Sector Equal Weight Index consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio.

S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2017

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2017 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® as of November 30, 2017:

Sector Weighting Comparison (as of November 30, 2017)

	EQL*	S&P 500®	+/-
Financials	10.60%	14.75%	-3.46%
Technology	10.30%	25.99%	-15.69%
Consumer Discretionary	10.20%	12.11%	-1.91%
Industrials	10.20%	10.09%	0.11%
Materials	10.10%	2.96%	7.17%
Energy	10.00%	5.85%	4.15%
Utilities	9.80%	3.15%	6.65%
Consumer Staples	9.60%	8.11%	1.49%
Real Estate	9.60%	2.93%	6.64%
Healthcare	9.60%	14.06%	-5.15%
Total	100.00%	100.00%

Source: S&P 500®

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2017

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$1,095.30	0.15%	$0.79
Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

(a)	Annualized based on the Fund's most recent half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2017

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Equal Sector Weight ETF of the ALPS ETF Trust as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 26, 2018

5 | November 30, 2017

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2017

SECURITY DESCRIPTION	SHARES	VALUE
EXCHANGE TRADED FUNDS (99.96%)
Consumer Discretionary (10.23%)
Consumer Discretionary Select Sector SPDR® Fund	176,067	$17,016,876

Consumer Staples (9.63%)
Consumer Staples Select Sector SPDR® Fund	285,781	16,018,025

Energy (9.96%)
Energy Select Sector SPDR® Fund	239,685	16,562,234

Financials (10.54%)
Financial Select Sector SPDR® Fund	637,095	17,532,854

Healthcare (9.59%)
Health Care Select Sector SPDR® Fund	191,074	15,948,947

Industrials (10.19%)
Industrial Select Sector SPDR® Fund	227,422	16,945,213

Materials (10.08%)
Materials Select Sector SPDR® Fund	281,449	16,763,102

Real Estate (9.61%)
Real Estate Select Sector SPDR® Fund	477,484	15,971,840

Technology (10.32%)
Technology Select Sector SPDR® Fund	268,656	17,150,999

Utilities (9.81%)
Utilities Select Sector SPDR® Fund	288,235	16,314,101

TOTAL EXCHANGE TRADED FUNDS
(Cost $121,073,987)		166,224,191

	7 DAY YIELD	SHARES	VALUE
SHORT TERM INVESTMENTS (0.05%)
State Street Institutional Treasury Plus Money Market Fund	0.970%	77,231	77,231

TOTAL SHORT TERM INVESTMENTS
(COST OF $77,231)			77,231

TOTAL INVESTMENTS (100.01%)
(Cost $121,151,218)			$166,301,422

NET LIABILITIES LESS OTHER ASSETS (-0.01%)			(17,871)

NET ASSETS (100.00%)			$166,283,551

Common Abbreviations:

SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

6 | November 30, 2017

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2017

ASSETS:
Investments, at value	$166,301,422
Dividends receivable	2,174
Total Assets	166,303,596

LIABILITIES:
Payable to adviser	20,045
Total Liabilities	20,045
NET ASSETS	$166,283,551

NET ASSETS CONSIST OF:
Paid-in capital	$121,539,498
Accumulated net investment income	21,136
Accumulated net realized loss	(427,287)
Net unrealized appreciation	45,150,204
NET ASSETS	$166,283,551

INVESTMENTS, AT COST	$121,151,218

PRICING OF SHARES
Net Assets	$166,283,551
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,400,000
Net Asset Value, offering and redemption price per share	$69.28

See Notes to Financial Statements.

7 | November 30, 2017

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends	$3,611,756
Securities lending income	15,846
Total investment income	3,627,602

EXPENSES:
Investment adviser fees	585,726
Total expenses before waiver/reimbursement	585,726
Less fees waiver/reimbursement by investment adviser	(348,269)
Net Expenses	237,457
NET INVESTMENT INCOME	3,390,145
REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	6,257,769
Net change in unrealized appreciation on investments	18,185,874
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	24,443,643
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,833,788

See Notes to Financial Statements.

8 | November 30, 2017

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$3,390,145	$4,001,215
Net realized gain	6,257,769	2,016,943
Net change in unrealized appreciation	18,185,874	4,873,106
Net increase in net assets resulting from operations	27,833,788	10,891,264

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(4,499,673)	(2,883,195)
Total distributions	(4,499,673)	(2,883,195)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	18,897,952	–
Cost of shares redeemed	(16,339,186)	(8,024,819)
Net increase/(decrease) from share transactions	2,558,766	(8,024,819)
Net increase/(decrease) in net assets	25,892,881	(16,750)

NET ASSETS:
Beginning of year	140,390,670	140,407,420
End of year *	$166,283,551	$140,390,670

*Including accumulated net investment income of:	$21,136	$1,130,664

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,350,000	2,500,000
Shares sold	300,000	–
Shares redeemed	(250,000)	(150,000)
Shares outstanding, end of year	2,400,000	2,350,000

See Notes to Financial Statements.

9 | November 30, 2017

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Years Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015		For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$59.74	$56.16	$57.01		$50.11	$39.79

INCOME FROM OPERATIONS:
Net investment income(a)	1.37	1.66	1.09		0.90	0.81
Net realized and unrealized gain/(loss)	10.03	3.11	(0.84)		6.90	10.35
Total from investment operations	11.40	4.77	0.25		7.80	11.16

DISTRIBUTIONS:
From net investment income	(1.86)	(1.19)	(1.10)		(0.90)	(0.84)
Total distributions	(1.86)	(1.19)	(1.10)		(0.90)	(0.84)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	9.54	3.58	(0.85)		6.90	10.32
NET ASSET VALUE, END OF PERIOD	$69.28	$59.74	$56.16		$57.01	$50.11
TOTAL RETURN(b)	19.46%	8.62%	0.48%		15.71%	28.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$166,284	$140,391	$140,407		$139,686	$110,245
Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%		0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.15%	0.15%	0.21	%(c)	0.34%	0.34%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.92%	2.71%	1.78%		1.67%	1.77%
Ratio of net investment income including waiver/reimbursement to average net assets	2.14%	2.93%	1.94	%(c)	1.70%	1.80%
Portfolio turnover rate(d)	5%	13%	6%		3%	2%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices.

(c)	The effective expense ratio including waivers changed from 0.34% to 0.15% effective April 1, 2015 through March 31, 2016.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2017

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Select Sector Equal Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2017

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2017

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of inputs used to value the Fund’s investments at November 30, 2017:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds	$166,224,191	$–	$–	$166,224,191
Short Term Investments	77,231	–	–	77,231
TOTAL	$166,301,422	$–	$–	$166,301,422

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

12 | November 30, 2017

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2017

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss) on Investments	Paid-in Capital
ALPS Equal Sector Weight ETF	$–	$(6,129,057)	$6,129,057

The tax character of the distributions paid during the fiscal year ended November 30, 2017 and November 30, 2016 were as follows:

Ordinary Income
November 30, 2017
ALPS Equal Sector Weight ETF	$4,499,673
November 30, 2016
ALPS Equal Sector Weight ETF	$2,883,195

At November 30, 2017, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$–	$356,705

Capital loss carryovers used during the period ended November 30, 2017 were $214,539

As of November 30, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$21,136
Accumulated net realized loss on investments	(356,704)
Net unrealized appreciation on investments	45,079,621
Total	$44,744,053

As of November 30, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$46,618,240
Gross depreciation (excess of tax cost over value)	(1,538,619)
Net unrealized appreciation (depreciation)	45,079,621
Cost of investments for income tax purposes	$121,221,801

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

13 | November 30, 2017

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2017

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2017, the Fund had no securities on loan.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

The Adviser has agreed to waive 0.19% of its annual unitary fee payable by the Fund on a voluntary basis.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to equal 0.03% annually.

14 | November 30, 2017

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2017

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$8,585,556	$11,421,033

For the year ended November 30, 2017 , the cost in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$18,898,359	$14,577,948

For the year ended November 30, 2017, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $5,873,207.

Gains on in-kind transactions are generally not considered taxable gains for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15 | November 30, 2017

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2017

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	71.63%	88.88%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

LICENSING AGREEMENT

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch” or the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Advisor”) to allow the Advisor’s use of the Underlying Index of the ALPS Equal Sector Weight ETF (the “Fund”). The following disclosure relates to the Licensor:

The Fund is not issued, sponsored, endorsed, sold or promoted by Merrill Lynch or its affiliates (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Bank of America Securities Merrill Lynch Equal Sector Weight Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Advisor shall have no liability for any errors, omissions or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

16 | November 30, 2017

ALPS Equal Sector Weight ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (“EQL” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to the advisory fee rate, the Independent Trustees noted the following:

The net advisory fee rate for the Fund is lower than the median of its Broadridge expense group and the Fund’s expense ratio is slightly higher than the median of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

17 | November 30, 2017

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012- 2015; Board Member, History Colorado, 2015 -present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

18 | November 30, 2017

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2017

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

20 | November 30, 2017

Annual Report November 30, 2017

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Learn More
866.759.5679 | alpsfunds.com

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets & Liabilities	9
Statement of Operations	10
Statements of Changes In Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	19
Board Considerations Regarding Approval of Investment Advisory Agreement	20
Trustees & Officers	21

alpsfunds.com

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund”) employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Poliwogg Medical Breakthroughs IndexSM (the “Underlying Index”).

The Underlying Index is comprised of small- and mid-cap stocks of biotechnology and pharmaceutical companies that have one or more drugs in either Phase II or Phase III U.S. Food and Drug Administration (“FDA”) clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital (“cash burn rates”) for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Performance Overview

ALPS Medical Breakthroughs ETF (SBIO), for the one year period ended November 30, 2017, generated a total return of 31.21%, in-line with the Fund’s Underlying Index, net of fees, which returned 31.50%. The Fund outperformed the broad market’s return of 22.87% as represented by the S&P 500® while almost doubling the NASDAQ Biotechnology Total Return Index’s return of 16.02% as the small and mid-cap developmental space outperformed.

After a rough 2016 for the biotech space, pulled down by perceived pricing abuse as well as overall speculation on the regulatory environment, 2017 provided a much needed rise with the small/mid-cap space being a clear benefactor. The sub-sector returned to fundamentals with positive drug data and possible mergers and acquisition fueling the recovery. Favorable tax reform including a one-time repatriation at a lower tax rate for companies holding cash overseas helped to bring home a stellar year.

Small and mid-cap names added 4.4% and 6.85% in alpha, respectively, to the Fund over the Nasdaq Biotechnology Total Return Index. The Fund’s 0% allocation to large cap contributed to the outperformance as well. Security selection was strongest in the small cap space showcasing the Fund’s ability to enhance the exposure to innovative biotechnology firms through its selection criteria.

The best performing stocks in the Fund for the period were Anaptysbio Inc (ANAB), Kite Pharma Inc (KITE), and Nektar Therapeutics (NKTR) up 254.34%, 250.70%, and 196.65% while the bottom performers, Novan Inc (NOVN), Versartis Inc (VSAR) and Ophthotech Corp (OPTH) were down 85.58%, 86.87%, and 91.45% respectively.

Due to the high failure rate of companies within the space, the non-traditional metrics used to evaluate biotech companies, volatility, and specialized knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. This environment makes a passive strategy attractive, as it provides a diversified, rules- based access vehicle for those looking to gain exposure to the biotechnology space, while eliminating single name risk. The Fund and its Underlying Index focus on innovation, seeking to capture research and development opportunities in the biotechnology and pharmaceutical industries. Looking forward we believe the Fund’s strategy of providing exposure to small- and mid-cap biotechnology and pharmaceutical companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure-play exposure to the biotech space.

1 | November 30, 2017

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2017 (Unaudited)

Growth Of $10,000 (as of November 30, 2017)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Performance calculations are as of the end of each month. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Performance (as of November 30, 2017)

	1 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	31.21%	9.02%
ALPS Medical Breakthroughs ETF - Market Price*	31.17%	9.01%
Poliwogg Medical Breakthroughs Total Return Index	31.50%	9.44%
NASDAQ Biotechnology Total Return Index	16.02%	1.71%

Total Expense Ratio (per the current prospectus) 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.844.234.5852.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 31, 2014.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

2 | November 30, 2017

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2017 (Unaudited)

NASDAQ Biotechnology Total Return Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of the all NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

Poliwogg Medical Breakthroughs Total Return Index is designed to capture research and development opportunities in the pharmaceutical industry. PMBI consists of small-cap and mid-cap pharmaceutical and biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

Top Ten Holdings* (as of November 30, 2017)

Nektar Therapeutics	6.33%
Bluebird Bio, Inc.	5.91%
Exelixis, Inc.	4.69%
Galapagos NV	3.36%
Taro Pharmaceutical Industries, Ltd.	3.26%
Akorn, Inc.	3.05%
FibroGen, Inc.	2.82%
ACADIA Pharmaceuticals, Inc.	2.77%
Advanced Accelerator Applications SA	2.68%
Sage Therapeutics, Inc.	2.59%
Total % of Top 10 Holdings	37.46%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2017)

3 | November 30, 2017

ALPS Medical Breakthroughs ETF

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees, or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$1,296.00	0.50%	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2017

ALPS Medical Breakthroughs ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Medical Breakthroughs ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Medical Breakthroughs ETF of the ALPS ETF Trust as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 26, 2018

5 | November 30, 2017

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.99%)
Biotechnology (70.46%)
ACADIA Pharmaceuticals, Inc.(a)	117,720	$3,561,030
Acceleron Pharma, Inc.(a)	37,118	1,354,436
Achaogen, Inc.(a)(b)	40,450	483,782
Achillion Pharmaceuticals, Inc.(a)	131,936	411,640
Acorda Therapeutics, Inc.(a)	44,796	909,359
Adamas Pharmaceuticals, Inc.(a)(b)	21,695	805,969
Adaptimmune Therapeutics PLC, ADR(a)	90,046	745,581
Aduro Biotech, Inc.(a)(b)	71,840	682,480
Advanced Accelerator Applications SA, ADR(a)	42,337	3,444,115
Agios Pharmaceuticals, Inc.(a)	46,426	2,857,520
Aimmune Therapeutics, Inc.(a)	48,650	1,858,430
Akebia Therapeutics, Inc.(a)	45,318	705,148
AMAG Pharmaceuticals, Inc.(a)	33,965	473,812
AnaptysBio, Inc.(a)	19,573	1,645,111
Aquinox Pharmaceuticals, Inc.(a)	22,585	238,498
Array BioPharma, Inc.(a)	165,018	1,856,453
Ascendis Pharma A/S, ADR(a)	31,208	1,157,817
Atara Biotherapeutics, Inc.(a)	29,409	424,960
Aurinia Pharmaceuticals, Inc.(a)(b)	80,300	423,984
Axovant Sciences, Ltd.(a)	103,499	571,314
BeiGene, Ltd., ADR(a)	40,786	3,262,880
BioCryst Pharmaceuticals, Inc.(a)	77,408	393,233
Biohaven Pharmaceutical Holding Co., Ltd.(a)	34,403	795,741
Bluebird Bio, Inc.(a)(b)	43,879	7,582,291
Chimerix, Inc.(a)	45,280	202,402
Concert Pharmaceuticals, Inc.(a)	21,830	492,485
Corbus Pharmaceuticals Holdings, Inc.(a)	48,329	372,133
DBV Technologies SA, Sponsored ADR(a)	46,400	1,059,776
Emergent BioSolutions, Inc.(a)	39,659	1,742,220
Enanta Pharmaceuticals, Inc.(a)	18,317	909,622
Epizyme, Inc.(a)	56,171	674,052
Exelixis, Inc.(a)	222,359	6,021,482
FibroGen, Inc.(a)	76,228	3,620,830
Five Prime Therapeutics, Inc.(a)	27,687	729,552
Flexion Therapeutics, Inc.(a)(b)	30,706	795,592
Forward Pharma A/S, ADR	45,411	186,639
G1 Therapeutics, Inc.(a)	27,131	557,542
Galapagos NV, Sponsored ADR(a)	48,910	4,312,884
Global Blood Therapeutics, Inc.(a)	42,035	1,658,281
Halozyme Therapeutics, Inc.(a)	136,604	2,550,397
Idera Pharmaceuticals, Inc.(a)	144,034	318,315
Intercept Pharmaceuticals, Inc.(a)(b)	24,158	1,483,543
Ironwood Pharmaceuticals, Inc.(a)	130,008	2,245,238
Jounce Therapeutics, Inc.(a)(b)	30,952	487,804
Ligand Pharmaceuticals, Inc.(a)	20,134	2,654,668
Loxo Oncology, Inc.(a)	28,734	2,205,335
MacroGenics, Inc.(a)	35,416	684,237
Matinas BioPharma Holdings, Inc.(a)	88,527	124,823
Minerva Neurosciences, Inc.(a)	40,919	235,284
NantKwest, Inc.(a)(b)	76,463	374,669
OPKO Health, Inc.(a)(b)	538,304	2,826,096
Otonomy, Inc.(a)	29,165	156,033
Ovid therapeutics, Inc.(a)	23,682	291,525

6 | November 30, 2017

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Biotechnology (70.46%) (continued)
PDL BioPharma, Inc.(a)	148,312	$431,588
Portola Pharmaceuticals, Inc.(a)	55,499	2,816,574
Progenics Pharmaceuticals, Inc.(a)	67,636	390,936
PTC Therapeutics, Inc.(a)(b)	39,839	635,432
Ra Pharmaceuticals, Inc.(a)	21,756	310,241
Sage Therapeutics, Inc.(a)	36,040	3,330,456
Seres Therapeutics, Inc.(a)(b)	38,994	409,437
Spark Therapeutics, Inc.(a)	34,475	2,524,604
Syndax Pharmaceutic(a)	21,387	187,350
Tocagen, Inc.(a)	19,065	227,636
Ultragenyx Pharmaceutical, Inc.(a)	40,858	2,062,920
UroGen Pharma, Ltd.(a)(b)	11,522	465,143
Versartis, Inc.(a)	34,240	66,768
Total Biotechnology		90,478,128

Pharmaceuticals (29.53%)
Aclaris Therapeutics, Inc.(a)	28,691	680,264
Aerie Pharmaceuticals, Inc.(a)	34,999	2,248,686
Akorn, Inc.(a)	120,235	3,913,649
Avadel Pharmaceuticals PLC, ADR(a)	38,585	349,194
Depomed, Inc.(a)	60,599	415,709
Endo International PLC(a)	214,387	1,573,601
GW Pharmaceuticals PLC, ADR(a)(b)	24,350	3,031,331
Horizon Pharma PLC(a)	157,237	2,261,068
Impax Laboratories, Inc.(a)	71,527	1,190,925
Lannett Co., Inc.(a)(b)	35,880	949,026
MyoKardia, Inc.(a)	33,647	1,236,527
Nektar Therapeutics(a)	150,477	8,124,253
Ocular Therapeutix, Inc.(a)	27,936	115,096
Pacira Pharmaceuticals, Inc.(a)	38,832	1,794,038
Paratek Pharmaceuticals, Inc.(a)	26,716	503,597
Reata Pharmaceuticals, Inc., Class A(a)(b)	17,896	454,558
Revance Therapeutics, Inc.(a)(b)	29,657	822,982
Sucampo Pharmaceuticals, Inc., Class A(a)	44,811	569,100
Supernus Pharmaceuticals, Inc.(a)	48,798	1,844,564
Taro Pharmaceutical Industries, Ltd.(a)(b)	38,994	4,184,056
Theravance Biopharma, Inc.(a)(b)	51,806	1,473,881
Zynerba Pharmaceuticals, Inc.(a)(b)	12,754	175,623
Total Pharmaceuticals		37,911,728

TOTAL COMMON STOCKS
(Cost $127,087,114)		128,389,856

RIGHTS (0.00%)(c)
Biotechnology (0.00%)(c)
Dyax Corp. - CVR (Expiring 12/31/2019)(a)	170,016	1,700
Total Biotechnology		1,700

TOTAL RIGHTS
(Cost $–)		1,700

7 | November 30, 2017

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2017

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (5.89%)
Money Market Fund (0.03%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $35,320)	0.970%	35,320	$35,320

Investments Purchased with Collateral from Securities Loaned (5.86%)
State Street Navigator Securities Lending Prime Portfolio, 1.04%
(Cost $7,521,665)		7,521,665	7,521,665

TOTAL SHORT TERM INVESTMENTS
(Cost $7,556,985)			7,556,985

TOTAL INVESTMENTS (105.88%)
(Cost $134,644,099)			$135,948,541

NET LIABILITIES LESS OTHER ASSETS (-5.88%)			(7,546,363)

NET ASSETS (100.00%)			$128,402,178

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $15,081,434.
(c)	Less than 0.005% of Net Assets.

See Notes to Financial Statements.

8 | November 30, 2017

ALPS Medical Breakthroughs ETF

Statement of Assets and Liabilities	November 30, 2017

ASSETS:
Investments, at value	$135,948,541
Dividends receivable	27,048
Total Assets	135,975,589

LIABILITIES:
Payable to adviser	51,746
Payable for collateral upon return of securities loaned	7,521,665
Total Liabilities	7,573,411
NET ASSETS	$128,402,178

NET ASSETS CONSIST OF:
Paid-in capital	$168,206,431
Accumulated net investment income	721,564
Accumulated net realized loss	(41,830,259)
Net unrealized appreciation	1,304,442
NET ASSETS	$128,402,178

INVESTMENTS, AT COST	$134,644,099

PRICING OF SHARES
Net Assets	$128,402,178
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	4,050,000
Net Asset Value, offering and redemption price per share	$31.70

See Notes to Financial Statements.

9 | November 30, 2017

ALPS Medical Breakthroughs ETF

Statement of Operations	For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends(a)	$943,868
Securities Lending Income	367,094
Total Investment Income	1,310,962

EXPENSES:
Investment adviser fees	565,171
Total Expenses	565,171
NET INVESTMENT INCOME	745,791

REALIZED AND UNREALIZED GAIN/LOSS
Net realized loss on investments	(4,937,819)
Net change in unrealized appreciation on investments	34,206,761
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	29,268,942
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,014,733

(a)	Net of foreign tax withholding $2,129.

See Notes to Financial Statements.

10 | November 30, 2017

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income/(loss)	$745,791	$(480,047)
Net realized loss	(4,937,819)	(30,798,551)
Net change in unrealized appreciation/(depreciation)	34,206,761	(12,050,766)
Net increase/(decrease) in net assets resulting from operations	30,014,733	(43,329,364)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	27,695,734	38,083,584
Cost of shares redeemed	(47,678,198)	(47,208,086)
Net decrease from capital share transactions	(19,982,464)	(9,124,502)
Net increase/(decrease) in net assets	10,032,269	(52,453,866)

NET ASSETS:
Beginning of year	118,369,909	170,823,775
End of year *	$128,402,178	$118,369,909

*Including accumulated net investment income/(loss) of:	$721,564	$(510,556)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,900,000	5,300,000
Shares sold	950,000	1,550,000
Shares redeemed	(1,800,000)	(1,950,000)
Shares outstanding, end of period	4,050,000	4,900,000

See Notes to Financial Statements.

11 | November 30, 2017

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period December 31, 2014 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$24.16	$32.23	$24.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	0.18	(0.09)	(0.13)
Net realized and unrealized gain/(loss)	7.36	(7.98)	7.72
Total from investment operations	7.54	(8.07)	7.59

Net increase/(decrease) in net asset value	7.54	(8.07)	7.59
NET ASSET VALUE, END OF PERIOD	$31.70	$24.16	$32.23
TOTAL RETURN(b)	31.21%	(25.04)%	30.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$128,402	$118,370	$170,824

Ratio of expenses to average net assets	0.50%	0.50%	0.50	%(c)
Ratio of net investment income/(loss) to average net assets	0.66%	(0.38)%	(0.42	)%(c)
Portfolio turnover rate(d)	43%	62%	25%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

12 | November 30, 2017

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Medical Breakthroughs ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Poliwogg Medical Breakthroughs IndexSM (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

 13 | November 30, 2017

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2017

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$128,389,856	$–	$–	$128,389,856
Rights*	–	1,700	–	1,700
Short Term Investments
Money Market Fund	35,320	–	–	35,320
Investments Purchased with Collateral from
Securities Loaned	7,521,665	–	–	7,521,665
TOTAL	$135,946,841	$1,700	$–	$135,948,541

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

 14 | November 30, 2017

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2017

C. Other Risks

Equity Risk: A principal risk of investing in the Fund is equity risk, which is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. For example, an adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks and other equity securities held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition.

Small- and Mid- Capitalization Company Risk: Investments in securities of small and mid-capitalization companies are subject to the risks of common stocks. Investments in smaller companies may involve greater risks because these companies generally have a limited track record. Smaller companies often have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio.

Concentration Risk: The Fund seeks to track the Underlying Index, which itself currently is concentrated in the pharmaceuticals and biotechnology industries and may have concentration in certain other industries or sectors, as well as regions, economies or markets. Underperformance or increased risk in such other concentrated areas may result in underperformance or increased risk in the Fund.

Non-Correlation Risk: The Fund’s return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions. Due to legal and regulatory rules and limitations, the Fund may not be able to invest in all securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or otherwise does not hold all of the securities in the Underlying Index, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

E. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

F. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss) on Investments
ALPS Medical Breakthroughs ETF	$7,595,306	$486,329	$(8,081,635)

There were no distributions paid for the years ended November 30, 2017 and November 30, 2016.

 15 | November 30, 2017

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2017

As of November 30, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

ALPS Medical Breakthroughs ETF
Undistributed net investment income	$1,992,376
Accumulated net realized loss on investments	(41,483,352)
Net unrealized depreciation on investments	(313,277)
Total	$(39,804,253)

At November 30, 2017, the Fund’s post-enactment capital losses deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS Medical Breakthroughs ETF	$26,185,173	$15,298,179

As of November 30, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$30,047,116
Gross depreciation (excess of tax cost over value)	(30,360,393)
Net unrealized appreciation (depreciation)	$(313,277)
Cost of investments for income tax purposes	$136,261,818

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

 16 | November 30, 2017

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2017

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2017:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Medical Breakthroughs ETF	$15,081,434	$7,521,665	$7,703,824	$15,225,489

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2017:

ALPS Medical Breakthroughs ETF		Remaining contractual maturity of the lending agreement
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$7,521,665	$–	$–	$–	$7,521,665
Total Borrowings					7,521,665
Gross amount of recognized liabilities for securities lending (collateral received)					$7,521,665

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fees to the Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

 17 | November 30, 2017

ALPS Medical Breakthroughs ETF

Notes to Financial Statements	November 30, 2017

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
ALPS Medical Breakthroughs ETF	$48,960,104	$48,374,959

For the year ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Medical Breakthroughs ETF	$27,695,329	$47,458,822

For the year ended November 30, 2017, the ALPS Medical Breakthroughs ETF has in-kind net realized gain of $8,656,294.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2017, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
ALPS Medical Breakthroughs ETF	$–	$742,175	$5,588

 18 | November 30, 2017

ALPS Medical Breakthroughs ETF

Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

LICENSING AGREEMENT

The Poliwogg Medical Breakthroughs IndexSM is a service mark of S-Network Global Indexes, Inc. and has been licensed for use by ALPS Advisors, Inc. The ALPS Medical Breakthroughs ETF is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. and S-Network Global Indexes, Inc. makes no representation regarding the advisability of investing in the ALPS Medical Breakthroughs ETF.

The ALPS Medical Breakthroughs ETF is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the ALPS Medical Breakthroughs ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Medical Breakthroughs ETF particularly or the ability of the Poliwogg Medical Breakthroughs IndexSM to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, LLC is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Poliwogg Medical Breakthroughs IndexSM. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the ALPS Medical Breakthroughs ETF or the timing of the issuance or sale of the ALPS Medical Breakthroughs ETF or in the determination or calculation of the equation by which the ALPS Medical Breakthroughs ETF is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the ALPS Medical Breakthroughs ETF.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE POLIWOGG MEDICAL BREAKTHROUGHS INDEXSM OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, LLC. The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index even if notified of the possibility of such damages.

 19 | November 30, 2017

ALPS Medical Breakthroughs ETF

Board Considerations Regarding Approval of Investments Advisory Agreement	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Medical Breakthroughs ETF (“SBIO” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to the advisory fee rate, the Independent Trustees noted the following:

The net advisory fee rate for the Fund is equal to the median of its Broadridge expense group and the Fund’s expense ratio is slightly lower than the median of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

 20 | November 30, 2017

ALPS Medical Breakthroughs ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014–present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012-2015; Board Member, History Colorado, 2015 - present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

 21 | November 30, 2017

ALPS Medical Breakthroughs ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

 22 | November 30, 2017

ALPS Medical Breakthroughs ETF

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-844-234-5852.

 23 | November 30, 2017

Annual Report *November 30, 2017*

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Learn More
866.759.5679 | alpsfunds.com

ANNUAL REPORT
November 30, 2017

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)
ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)
ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)
ALPS | Dorsey Wright Sector Momentum ETF (NASDAQ: SWIN)

An ALPS Advisors Solution

ALPS
A DST Company

Performance Overview	1
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Schedules of Investments	15
Statements of Assets and Liabilities	22
Statements of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	28
Notes to Financial Statements	32
Additional Information	41
Board Considerations Regarding Approval of Investment Advisory Agreement	44
Trustees & Officers	45

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol SDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S&P 500® (“SPX”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S&P 500® which offer the highest dividend yields.

Performance Overview

ALPS Sector Dividend Dogs ETF (SDOG), for the twelve month period ended November 30, 2017, generated a total return of 11.59%, in-line with the Fund’s Underlying Index, net of fees, which returned 12.12%. The Fund underperformed the S&P 500®, which returned 22.87% for the same period.

The trailing twelve month yield for the Fund’s underlying constituents as of 11/30/2017 was 3.85% vs.1.80% for the S&P 500®.

The S&P 500 rallied from 11/30/16 through the end of the first calendar quarter in 2017. The election of President Trump fueled optimism in the marketplace on hopes that tax and healthcare reform would pass in a Republican controlled congress. Oil saw moderate volatility during the year, exhibiting a low of $42.53 per barrel on June 21st and reached a high of $58.95 on November 24th. During the year, oil exhibited an average price of $50.40. The S&P 500 returned 3.07% in Q2 2017. Relative to the previous quarter, the U.S. market saw modest positive returns. Monetary policy remained unsurprising due to the continued assurance from the Federal Reserve that a slow and anticipated rise in short term interest rates will continue. During the third calendar quarter of 2017, the S&P 500 returned 4.41%. Although pro-growth policies and reform had yet to surface in the first half of the year, optimism remained in the market. The majority of U.S. equities’ gains came in the first two months of Q4, which returned 5.49%. The announcement that the Republican Party had enough votes to pass tax reforms in the House and Senate spurred a strong rally in the U.S. Market. In addition, companies in the S&P 500, on average, reported strong Q3 earnings.

Compared to the S&P 500®, the Fund saw a negative impact (-3.66%) from sector allocation effect for the period. This was largely driven by relative under-weighting in Information Technology (average weight for the period of 10.52% vs. 22.53% in SPX) and relative overweighting in Telecommunication Services (average weight for the period of 6.57% vs. 2.25% in SPX); a result of the equal sector weight strategy. The Fund also saw a negative impact (-6.94%) from selection effect, as the constituents in Information Technology, Consumer Discretionary, and Industrials underperformed. The Fund’s Energy names exhibited the strongest positive contribution to overall selection effect for the period.

The best performing stocks in the Fund for the period were Abbvie, Inc. (ABBV), which increased 65.28% and Caterpillar, Inc. (CAT), which saw a gain of 52.13%. HP, Inc. (HPQ), which rose 43.56%, and T Rowe Price Group, Inc. (TROW), which climbed 37.13%, were other top performers. The largest detractors were General Electric Co. (GE), which decreased 40.42%, Mattel, Inc. (MAT), which fell 39.79%, and CenturyLink, Inc. (CTL), which lost 30.88%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors (excluding Real Estate) in the S&P 500® will provide meaningfully higher yield relative to the S&P 500®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2017)

	1 Year	3 Year	5 Year	Since Inception*
ALPS Sector Dividend Dogs ETF – NAV	11.59%	9.29%	15.38%	15.73%
ALPS Sector Dividend Dogs ETF – Market Price*	11.53%	9.27%	15.35%	15.73%
S-Network® Sector Dividend Dogs TR Index	12.12%	9.80%	15.94%	16.29%
S&P 500® Total Return Index	22.87%	10.91%	15.74%	15.47%

Total Expense Ratio (per the current prospectus) 0.40%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

1  | November 30, 2017

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S&P 500® Index. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Total Return Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

2  | November 30, 2017

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

T Rowe Price Group, Inc.	2.40%
The Mosaic Co.	2.40%
Valero Energy Corp.	2.40%
Seagate Technology Plc	2.30%
Caterpillar, Inc.	2.30%
Mattel, Inc.	2.30%
Garmin, Ltd.	2.30%
Cisco Systems, Inc.	2.30%
People's United Financial, Inc.	2.30%
Occidental Petroleum Corp.	2.30%
Total % of Top 10 Holdings	23.30%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Sector Allocation* (as of November 30, 2017)

Consumer Discretionary	11.23%
Materials	11.13%
Financials	10.94%
Information Technology	10.78%
Energy	10.47%
Industrials	10.07%
Health Care	10.02%
Utilities	9.95%
Consumer Staples	9.64%
Telecommunication Services	5.68%
Money Market Fund	0.10%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3  | November 30, 2017

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol IDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Net International Developed Markets (ex-Americas) Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

The ALPS International Sector Dividend Dogs ETF (IDOG), for the one year period ended November 30, 2017, generated a total return of 28.10%, relatively in-line with the Fund’s Net Total Return Index, net of fees, which returned 28.83%. The fund outperformed the MSCI EAFE® Index (MXEA) which returned 27.27% for the same period.

The trailing twelve month yield for the Fund’s constituents as of 11/30/2017 was 4.41% vs. 3.13% on the MSCI EAFE®.

From a macroeconomic perspective, developed markets (ex-U.S.) had a strong year. Corporate earnings across the European Union were generally positive. Most notably was the fact that the Euro zone has seen an uncommon synchronized economic growth across most countries. The European region saw positive up trending macroeconomic releases throughout the year. Inflation, however, was mixed as headline inflation seemed to periodically trend higher but core inflation remaining muted. Given the generally positive macroeconomic data, the ECB announced that they will slowly and steadily cease the bond buyback program in 2018.

Compared to the MSCI EAFE®, the Fund saw a moderately positive impact (+0.54%) from sector allocation which was largely driven by the relative overweight allocation in Information Technology (average weight for the period of 10.04% vs. 5.94% in MXEA), a result of the equal sector weighting strategy. The Fund’s relative overweight to the Telecommunication Services sector (average weight for the period of 9.81% vs. 4.29% in MXEA) detracted from performance. The Fund also saw relative underperformance (+0.64%) attributed to selection effect.

From a geographical perspective, performance was supported by selection effect in Switzerland and France. The Fund’s performance was adversely impacted by selection effect in Australia and Germany. The Fund saw the impact of a weakening US dollar, as currency effect improved performance of the fund by 2.15%.

The best performing stocks for the period were STMicroelectronics NV (STM IM), which increased 112.81% and E.ON SE (EOAN GR), which rose 75.68%. The worst performing stocks were Telstra Corp., Ltd. (TLS AU), which decreased 24.78% and ProSiebenSat.1 Media SE (PSM GR), which fell 11.46%.

Looking forward, we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Developed Markets (Ex N.A.) Index will provide high yield relative to the MSCI EAFE®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2017)

	1 Year	3 Year	Since Inception*
ALPS International Sector Dividend Dogs ETF – NAV	28.10%	5.07%	6.67%
ALPS International Sector Dividend Dogs ETF – Market Price*	28.79%	5.21%	6.79%
S-Network® International Sector Dividend Dogs NTR Index	28.83%	5.53%	7.10%
MSCI EAFE Index	27.27%	5.97%	7.62%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

4  | November 30, 2017

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® International Sector Dividend Dogs Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Net International Developed Markets Index (ex-Americas) Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

MSCI EAFE® Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. & Canada.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

5  | November 30, 2017

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Pearson Plc	2.40%
STMicroelectronics NV	2.40%
Stora Enso OYJ	2.30%
BP Plc	2.20%
Royal Dutch Shell Plc	2.20%
Bouygues SA	2.20%
Fortum OYJ	2.20%
Vivendi SA	2.20%
Canon, Inc.	2.20%
Evonik Industries AG	2.20%
Total % of Top 10 Holdings	22.50%

*	% of Total Investments

Sector Allocation* (as of November 30, 2017)

Industrials	12.26%
Consumer Discretionary	10.55%
Materials	10.45%
Energy	10.42%
Utilities	10.07%
Health Care	9.57%
Consumer Staples	9.50%
Information Technology	8.07%
Financials	7.60%
Telecommunication Services	7.40%
Communications	3.92%
Money Market Fund	0.19%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6  | November 30, 2017

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (the “Underlying Index”). The Shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol EDOG. The Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index.

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the ten Global Industry Classification Standard (“GICS”) sectors that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

ALPS Emerging Sector Dividend Dogs ETF (EDOG), for the one year period ended November 30, 2017, generated a total return of 18.37%, relatively in-line with the Fund’s Net Total Return Index, net of fees, which returned 19.23%. The Fund trailed the MSCI Emerging Markets Net TR Index®, which returned 32.82% for the same period.

The trailing twelve month yield for the Fund’s constituents as of 11/30/2017 was 4.28% vs. 2.55% on the MSCI EM®.

From a macro perspective, Emerging markets exhibited strong performance returns year-to-date, as of 11/30/2017. The MSCI Emerging Markets Net TR Index has outperformed both the S&P 500 Index as well as the MSCI EAFE Net TR Index. The asset class has historically been sensitive to natural resource markets, and it benefited from the rebound in the commodity price of oil. China’s economy continued its move towards a more service-oriented system, as the Services segment continued to comprise an increasing amount of national GDP. The move by the government to also start the process of stabilizing the government’s balance sheet increased investor sentiment. Positive economic growth across most emerging markets continued to be favorable throughout the year.

Compared to the MSCI EM®, the Fund saw a moderately negative impact (-7.78%) from sector allocation effect which was largely driven by the relative underweight in Information Technology (average weight for the period of 9.98% vs. 25.78% in MSCI EM) and a relative overweight to Utilities over the one year period (average weight for the period of 9.76% vs. 2.69% in MSCI EM), a result of the equal sector weighting strategy Conversely, the Fund’s performance was helped by the relative underweight allocations to Financials (average weight for the period of 10.06% vs. 23.84% in MSCI EM). The Fund also saw a moderately negative impact (-5.57%) due to selection effect, as the names in Information Technology and Health Care were leading detractors, while constituents in Energy and Telecommunication Services propped up fund performance.

From a geographical perspective, the Fund’s returns were bolstered by selection effect in Russia and Turkey. Fund performance for the period was negatively impacted by security selection in South Africa and China. Currency effect had minimal impact on the Fund’s performance, hurting performance by 0.05%.

The best performing stocks for the period were Yangzijiang Shipbuilding Holdings, Ltd. (YZJSGD SP), which increased 107.56%, Powszechny Zaklad Ubezpieczen SA (PZU PW), which returned 84.39%, and Eregli Demir Ve Celik Fabrikalari TAS (EREGL TI), which rose 72.26%. The worst performing stocks were CP Pokphand Co., Ltd. (43 HK), which lost 35.89%, Dr Reddy’s Laboratories, Ltd., ADR (RDY), which fell 24.49%; and Netcare, Ltd. (NTC SJ), which decreased 23.48%.

Looking forward we believe the Fund’s strategy of annually selecting the five highest yielding securities in each of the ten sectors in the S-Net Emerging Markets Index will provide high yield relative to the MSCI Emerging Markets Index®, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

Performance (as of November 30, 2017)

	1 Year	3 Year	Since Inception*
ALPS Emerging Sector Dividend Dogs ETF – NAV	18.37%	0.40%	2.68%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	18.30%	0.51%	2.80%
S-Network® Emerging Sector Dividend Dogs NTR Index	19.23%	1.34%	3.60%
MSCI Emerging Markets Net TR Index®	32.82%	6.15%	6.40%

7  | November 30, 2017

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Index is a portfolio of stocks derived from a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets Index” “SNEMX”). The index methodology selects the five stocks in each of the ten GICS sectors that make up the universe which offer the highest dividend yields as of the last trading day of November. The fifty stocks that are selected for inclusion in the portfolio are equally weighted. The universe includes stocks whose domicile and primary exchange listings are in countries identified by the World Bank as Upper Middle Income (certain lower middle income countries are also included, as well as stocks traded on the Taiwan Stock Exchange despite non-recognition by the World Bank). The selection criteria for the universe, in addition to the aforementioned country qualifications, also include requirements for sector inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The MSCI Emerging Markets Index® is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

8  | November 30, 2017

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

CEZ A.S.	2.44%
Gudang Garam Tbk PT	2.32%
Yangzijiang Shipbuilding Holdings, Ltd.	2.30%
Imperial Holdings, Ltd.	2.26%
Lukoil PJSC	2.25%
PhosAgro PJSC	2.24%
Astro Malaysia Holdings Bhd	2.23%
Gazprom PAO	2.23%
Infosys, Ltd.	2.21%
Lenovo Group, Ltd.	2.18%
Total% of Top 10 Holdings	22.66%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Sector Allocation* (as of November 30, 2017)

Consumer Discretionary	10.22%
Energy	10.19%
Financials	10.03%
Utilities	10.03%
Consumer Staples	9.99%
Materials	9.94%
Health Care	9.85%
Industrials	8.30%
Information Technology	8.06%
Telecommunication Services	7.95%
Technology	2.18%
Communications	1.89%
Consumer, Non-Cyclical	1.16%
Money Market Fund	0.21%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9  | November 30, 2017

ALPS | Dorsey Wright Sector Momentum ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The ALPS | Dorsey Wright Sector Momentum ETF (the “Fund”) employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Dorsey Wright US Sector Momentum Index (the “Underlying Index”). The shares of the Fund are listed and trade on the NASDAQ under the ticker symbol SWIN.

The Underlying Index is a rules-based index intended to track the overall performance of the stocks with the highest relative strength or “momentum” within the NASDAQ US Large Mid Cap Index on a sector-by-sector basis.

Performance Overview

The ALPS Dorsey Wright Sector Momentum ETF (SWIN) for the period beginning January 10, 2017 (commencement date) and ending November 30, 2017, generated a total return of 19.63%, in line with the Fund’s Underlying Index, net of fees, which returned 19.02%. The Fund outperformed the S&P 500, which returned 18.83% for the same period.

The S&P 500 rallied through the end of the first calendar quarter in 2017. The election of President Trump fueled optimism in the marketplace on hopes that tax and healthcare reform would pass in a Republican controlled congress. Oil saw moderate volatility during the year, exhibiting a low of $42.53 per barrel on June 21 and reached a high of $58.95 on November 24th. During the year, oil exhibited an average price of $50.40. The S&P 500 returned 3.07% in Q2 2017. Relative to the previous quarter, the U.S. market saw modest positive returns. Monetary policy remained unsurprising due to the continued assurance from the Federal Reserve that a slow and anticipated rise in short term interest rates will continue. During the third calendar quarter of 2017, the S&P 500 returned 4.41%. Although pro-growth policies and reform had yet to surface in the first half of the year, optimism remained in the market. The majority of U.S. equities’ gains came in the first two months of Q4, which returned 5.49%. The announcement that the Republican Party had enough votes to pass tax reforms in the House and Senate spurred a strong rally in the U.S. Market. In addition, companies in the S&P 500, on average, reported strong Q3 earnings.

Relative to the S&P 500, the Fund added 1.26% in alpha from inception through the end of November. Outperformance was largely driven by the Health Care sector with names selected providing the relative boost. With both funds averaging about 14% allocated to the sector over the period, the names selected and how they were weighted assisted to the outperformance against the S&P. For instance, both SWIN and the S&P held Align Technology, Inc. (ALGN), however, SWIN had a 1.54% average weighting while the S&P had an average 0.03% weighting. Allocation effect was positive and showcased SWIN’s use of the Dorsey Wright point and figure charting methodology to select the sectors with the highest positive momentum. SWIN did not have an allocation to Consumer Staples or Telecommunication Services during the period which added a large portion of the positive allocation effect.

Align Technology, Inc. (ALGN) and NVIDIA Corp. (NVDA) were the two top contributors to return adding 1.8% and 1.58% to the Fund while each returned 111.92% and 87.81% for the period, respectively. The two largest detractors were Equifax INC (EFX) and Targa Resources Corp (TRGP) losing 0.74% and 0.52%, respectively.

Looking forward we believe the Fund’s strategy in identifying momentum at the sector level can result in potential outperformance to the overall market and increased diversification by gaining access to the momentum factor.

Performance (as of November 30, 2017)

Since Inception^
ALPS | Dorsey Wright Sector Momentum ETF - NAV	19.63%
ALPS | Dorsey Wright Sector Momentum ETF - Market Price*	19.67%
Dorsey Wright US Sector Momentum Index	19.02%
S&P 500® Total Return Index	18.83%

10  | November 30, 2017

ALPS | Dorsey Wright Sector Momentum ETF

Performance Overview	November 30, 2017 (Unaudited)

Total Expense Ratio (per the current prospectus) 0.40%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement date was January 10, 2017. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Fund is new with limited operating history.

The Dorsey Wright US Sector Momentum Index is a rules-based index intended to track the overall performance of the stocks with the highest relative strength or “momentum” within the NASDAQ US Large Mid Cap Index on a sector-by-sector basis.

The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The NASDAQ US Large Mid Cap Index is designed to track the performance of securities assigned to United States and comprised of the Large Mid Cap segment.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The ALPS | Dorsey Wright Sector Momentum ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ALPS | Dorsey Wright Sector Momentum ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Nasdaq, Inc.

11  | November 30, 2017

ALPS | Dorsey Wright Sector Momentum ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Align Technology, Inc.	2.66%
Western Alliance Bancorp	2.32%
ABIOMED, Inc.	2.31%
ANSYS, Inc.	2.29%
Amazon.com, Inc.	2.25%
The Sherwin-Williams Co.	2.21%
United States Steel Corp.	2.17%
Northrop Grumman Corp.	2.17%
Cadence Design Systems, Inc.	2.16%
Roper Technologies, Inc.	2.11%
Total % of Top 10 Holdings	22.65%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Sector Allocation* (as of November 30, 2017)

Information Technology	21.81%
Consumer Discretionary	15.35%
Industrials	14.57%
Materials	14.04%
Health Care	12.54%
Utilities	9.63%
Financials	8.21%
Real Estate	3.79%
Money Market Fund	0.06%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12  | November 30, 2017

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
ALPS Sector Dividend Dogs ETF
Actual	$1,000.00	$1,095.60	0.40%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03
ALPS International Sector Dividend Dogs ETF
Actual	$1,000.00	$1,074.20	0.50%	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
ALPS Emerging Sector Dividend Dogs ETF
Actual	$1,000.00	$1,031.70	0.60%	$3.06
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	0.60%	$3.04
ALPS | Dorsey Wright Sector Momentum ETF
Actual	$1,000.00	$1,098.50	0.40%	$2.10
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	0.40%	$2.03

(a)	Annualized based on the Fund's most recent half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

13  | November 30, 2017

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS | Dorsey Wright Sector Momentum ETF, four of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statements of operations for the year then ended (as to ALPS | Dorsey Wright Sector Momentum ETF, for the period January 10, 2017 (commencement of operations) to November 30, 2017), the statements of changes in net assets for each of the two years in the period then ended (as to ALPS | Dorsey Wright Sector Momentum ETF, for the period January 10, 2017 (commencement of operations) to November 30, 2017, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS | Dorsey Wright Sector Momentum ETF of the ALPS ETF Trust as of November 30, 2017, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2018

14  | November 30, 2017

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.67%)
Consumer Discretionary (11.20%)
Ford Motor Co.	3,971,393	$49,721,840
Garmin, Ltd.	863,194	53,587,084
General Motors Co.	1,219,301	52,539,680
Macy's, Inc.	2,119,176	50,436,389
Mattel, Inc.(a)	2,952,580	53,884,585
Total Consumer Discretionary		260,169,578

Consumer Staples (9.61%)
Altria Group, Inc.	724,961	49,174,104
The Coca-Cola Co.	983,240	45,002,895
Kimberly-Clark Corp.	381,864	45,732,033
Philip Morris International, Inc.	385,363	39,596,048
The Procter & Gamble Co.	485,910	43,727,041
Total Consumer Staples		223,232,121

Energy (10.45%)
Chevron Corp.	407,177	48,449,991
Occidental Petroleum Corp.	748,886	52,796,463
ONEOK, Inc.	802,400	41,644,560
Valero Energy Corp.	650,127	55,663,874
The Williams Cos., Inc.	1,516,835	44,064,057
Total Energy		242,618,945

Financials (10.92%)
Arthur J Gallagher & Co.	761,717	50,143,830
Invesco, Ltd.	1,423,537	51,489,333
Navient Corp.	3,367,975	42,470,165
People's United Financial, Inc.	2,776,394	52,807,014
T Rowe Price Group, Inc.	550,266	56,633,377
Total Financials		253,543,719

Health Care (9.99%)
AbbVie, Inc.	528,743	51,245,772
Eli Lilly & Co.	543,932	46,038,404
Johnson & Johnson	344,287	47,969,508
Merck & Co., Inc.	703,275	38,870,009
Pfizer, Inc.	1,323,023	47,972,814
Total Health Care		232,096,507

Industrials (10.05%)
Caterpillar, Inc.	382,763	54,026,998
Eaton Corp. Plc	626,072	48,695,880
Emerson Electric Co.	748,188	48,497,546
General Electric Co.	1,889,932	34,566,856
United Parcel Service, Inc., Class B	392,015	47,610,222
Total Industrials		233,397,502

Information Technology (10.75%)
Cisco Systems, Inc.	1,433,171	53,457,278
HP, Inc.	2,359,605	50,613,527
International Business Machines Corp.	316,664	48,756,756
Seagate Technology Plc	1,410,258	54,379,549
Security Description	Shares	Value
Information Technology (continued)
Xerox Corp.	1,432,124	$42,476,798
Total Information Technology		249,683,908

Materials (11.11%)
CF Industries Holdings, Inc.	1,408,041	52,759,296
DowDuPont, Inc.	695,675	50,060,773
International Paper Co.	823,460	46,616,071
LyondellBasell Industries NV, Class A	496,115	51,943,240
The Mosaic Co.	2,326,651	56,514,353
Total Materials		257,893,733

Telecommunication Services (5.67%)
AT&T, Inc.	1,267,960	46,128,385
CenturyLink, Inc.	2,440,748	35,610,513
Verizon Communications, Inc.	978,781	49,810,165
Total Telecommunication Services		131,549,063

Utilities (9.92%)
Duke Energy Corp.	513,915	45,830,940
Entergy Corp.	565,295	48,886,711
FirstEnergy Corp.	1,401,390	47,843,455
PPL Corp.	1,138,455	41,747,145
The Southern Co.	900,727	46,117,222
Total Utilities		230,425,473

TOTAL COMMON STOCKS
(Cost $2,053,763,692)		2,314,610,549

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.88%)
Money Market Fund (0.09%)
State Street Institutional
Treasury Plus Money
Market Fund
(Cost $2,205,596)	0.970%	2,205,596	2,205,596

Investments Purchased with Collateral from Securities Loaned (1.79%)
State Street Navigator Securities
Lending Prime Portfolio, 1.04%
(Cost $41,488,538)		41,488,538	41,488,538

TOTAL SHORT TERM INVESTMENTS
(Cost $43,694,134)			43,694,134

TOTAL INVESTMENTS (101.55%)
(Cost $2,097,457,826)			$2,358,304,683

NET LIABILITIES LESS OTHER ASSETS (-1.55%)			(36,100,133)

NET ASSETS (100.00%)			$2,322,204,550

15  | November 30, 2017

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2017

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $40,413,439.

See Notes to Financial Statements.

16  | November 30, 2017

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.47%)
Australia (16.98%)
AMP, Ltd.	1,725,831	$6,670,691
Aurizon Holdings, Ltd.	1,704,704	6,795,340
Australia & New Zealand Banking Group, Ltd.	293,472	6,317,616
National Australia Bank, Ltd.	281,622	6,303,230
Suncorp Group, Ltd.	673,672	7,302,075
Telstra Corp., Ltd.	2,285,181	5,928,794
Wesfarmers, Ltd.	200,636	6,665,348
Westpac Banking Corp.	274,379	6,531,294
Woolworths, Ltd.	333,726	6,792,902
Total Australia		59,307,290

Belgium (1.85%)
Anheuser-Busch InBev SA	56,046	6,450,741

Denmark (2.10%)
Novo Nordisk A/S, Class B	141,833	7,321,759

Finland (6.07%)
Fortum OYJ	361,333	7,603,760
Nokia OYJ	1,133,178	5,686,398
Stora Enso OYJ, Class R	516,945	7,912,684
Total Finland		21,202,842

France (10.25%)
Bouygues SA	147,363	7,622,838
Electricite de France SA	576,570	7,555,755
Engie SA	383,776	6,717,093
Sanofi	69,119	6,301,802
Vivendi SA	284,914	7,584,400
Total France		35,781,888

Germany (11.95%)
BASF SE	67,376	7,538,268
Daimler AG, Registered Shares	87,674	7,254,694
E.ON SE	590,855	6,833,633
Evonik Industries AG	202,805	7,565,126
ProSiebenSat.1 Media SE	204,279	6,496,788
Telefonica Deutschland Holding AG	1,265,992	6,021,365
Total Germany		41,709,874

Hong Kong (1.98%)
Sands China, Ltd.	1,423,000	6,914,445

Italy (5.93%)
Atlantia SpA	208,804	6,936,449
Eni SpA	420,611	6,913,736
Security Description	Shares	Value
Italy (continued)
Snam SpA	1,357,650	$6,845,139
Total Italy		20,695,324

Japan (5.96%)
Canon, Inc.	198,263	7,571,499
Seiko Epson Corp.	270,200	6,530,224
Takeda Pharmaceutical Co., Ltd.	122,089	6,708,413
Total Japan		20,810,136

Netherlands (4.57%)
Royal Dutch Shell Plc, Class A	240,498	7,674,442
STMicroelectronics NV	364,940	8,279,095
Total Netherlands		15,953,537

Norway (1.93%)
Yara International ASA	151,669	6,743,518

Singapore (2.04%)
Singapore Airlines, Ltd.	896,600	7,140,356

Spain (7.85%)
Abertis Infraestructuras SA	334,748	7,474,624
Gas Natural SDG SA	283,316	6,332,937
Repsol SA	389,347	7,145,946
Telefonica SA	631,987	6,472,880
Total Spain		27,426,387

Sweden (3.91%)
Telefonaktiebolaget LM Ericsson, Class B	1,177,010	7,402,932
Telia Co. AB	1,421,487	6,237,192
Total Sweden		13,640,124

United Kingdom (16.10%)
AstraZeneca Plc	108,151	6,987,010
BP Plc	1,161,137	7,680,451
British American Tobacco Plc	105,350	6,680,675
GlaxoSmithKline Plc	345,189	5,973,142
Imperial Brands Plc	156,348	6,479,739
Pearson Plc	883,558	8,460,069
Rio Tinto, Ltd.	123,406	6,622,779
Vodafone Group Plc	2,420,831	7,343,436
Total United Kingdom		56,227,301

TOTAL COMMON STOCKS
(Cost $319,270,579)		347,325,522

17  | November 30, 2017

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2017

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.19%)
Money Market Fund (0.19%)
State Street Institutional Treasury Plus Money Market Fund	0.970%	671,421	671,421

TOTAL SHORT TERM INVESTMENTS
(Cost $671,421)	671,421

TOTAL INVESTMENTS (99.66%)
(Cost $319,942,000)	$347,996,943

NET OTHER ASSETS AND LIABILITIES (0.34%)	1,186,739

NET ASSETS (100.00%)	$349,183,682

See Notes to Financial Statements.

18  | November 30, 2017

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.81%)
Brazil (7.59%)
BB Seguridade Participacoes SA	104,043	$854,351
CCR SA	166,667	805,981
Cielo SA	136,309	953,574
Fibria Celulose SA, Sponsored ADR	70,634	981,106
Total Brazil		3,595,012

Chile (1.82%)
Aguas Andinas SA, Class A	1,497,164	861,155

China (8.50%)
Huadian Power International Corp., Ltd., Class H	2,412,000	941,928
Huaneng Power International, Inc., Sponsored ADR(a)	37,549	963,132
Lenovo Group, Ltd.	1,818,000	1,033,517
Yangzijiang Shipbuilding Holdings, Ltd.	934,300	1,087,684
Total China		4,026,261

Colombia (2.11%)
Almacenes Exito SA	184,379	1,001,203

Czech Republic (4.37%)
CEZ A.S.	50,567	1,156,856
Komercni banka A.S.	21,781	912,921
Total Czech Republic		2,069,777

Hong Kong (1.93%)
CP Pokphand Co., Ltd.	11,690,000	913,030

Hungary (2.04%)
Richter Gedeon Nyrt	37,349	965,118

India (6.24%)
Dr Reddy's Laboratories, Ltd., ADR	29,326	1,026,996
Infosys, Ltd., Sponsored ADR	67,309	1,047,328
Wipro, Ltd., ADR(a)	163,620	881,912
Total India		2,956,236

Indonesia (8.17%)
Gudang Garam Tbk PT	194,600	1,100,973
Kalbe Farma Tbk PT	7,441,800	880,296
Semen Indonesia Persero Tbk PT	1,247,500	866,960
Surya Citra Media Tbk PT	6,275,300	1,020,676
Total Indonesia		3,868,905
Security Description	Shares	Value
Luxembourg (1.89%)
Ternium SA, Sponsored ADR	31,257	$892,700

Malaysia (9.79%)
Astro Malaysia Holdings Bhd	1,521,600	1,056,693
British American Tobacco Malay Bhd	92,527	845,741
Malayan Banking Bhd	424,700	960,625
Sime Darby Bhd	449,800	258,474
Sime Darby Plantation Bhd(b)	449,800	551,045
Sime Darby Property Bhd(b)	449,800	131,987
YTL Power International Bhd	2,948,940	829,265
Total Malaysia		4,633,830

Mexico (1.83%)
Kimberly-Clark de Mexico SAB de CV, Class A	485,700	868,441

Poland (5.82%)
Bank Pekao SA	27,210	986,777
Polskie Gornictwo Naftowe i Gazownictwo SA	506,338	865,045
Powszechny Zaklad Ubezpieczen SA	71,946	905,861
Total Poland		2,757,683

Russia (10.71%)
Gazprom PAO, Sponsored ADR	236,277	1,056,040
Lukoil PJSC, Sponsored ADR	19,192	1,066,116
MegaFon PJSC, GDR(c)	96,772	933,850
Mobile TeleSystems PJSC, Sponsored ADR	92,036	954,413
PhosAgro PJSC, GDR(c)	70,633	1,059,495
Total Russia		5,069,914

South Africa (9.97%)
Imperial Holdings, Ltd.	64,463	1,068,257
Life Healthcare Group Holdings, Ltd.	496,758	945,706
MTN Group, Ltd.	102,933	970,190
Netcare, Ltd.	517,142	848,392
Truworths International, Ltd.	152,125	887,571
Total South Africa		4,720,116

Thailand (9.91%)
Advanced Info Service Pcl	167,800	896,543
BTS Group Holdings Pcl	3,729,020	941,960
Delta Electronics Thailand Pcl	362,824	935,944
Intouch Holdings Pcl, NVDR	545,900	906,769
IRPC Pcl	5,325,100	1,010,888
Total Thailand		4,692,104

Turkey (7.12%)
Eregli Demir ve Celik Fabrikalari TAS	412,567	907,123
Tofas Turk Otomobil Fabrikasi A.S.	100,831	803,373

19  | November 30, 2017

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Turkey (continued)
Tupras Turkiye Petrol Rafinerileri A.S.	26,637	$824,435
Turkiye Sise ve Cam Fabrikalari A.S.	782,912	837,713
Total Turkey		3,372,644

TOTAL COMMON STOCKS
(Cost $44,660,621)		47,264,129

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.89%)
Money Market Fund (0.21%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $98,157)	0.970%	98,157	98,157

Investments Purchased with Collateral From Securities Loaned (2.68%)
State Street Navigator Securities Lending Prime Portfolio, 1.04%
(Cost $1,268,183)		1,268,183	1,268,183

TOTAL SHORT TERM INVESTMENTS
(Cost $1,366,340)			1,366,340

TOTAL INVESTMENTS (102.70%)
(Cost $46,026,961)			$48,630,469

NET LIABILITIES LESS OTHER ASSETS (-2.70%)			(1,274,276)
NET ASSETS (100.00%)			$47,356,193

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,241,124.
(b)	Non-income producing security.
(c)	These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. As of November 30, 2017, the aggregate market values of these securities were $1,993,345, representing 4.21% of the Fund’s net assets.

See Notes to Financial Statements.

20  | November 30, 2017

ALPS | Dorsey Wright Sector Momentum ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.84%)
Basic Materials (14.03%)
Air Products & Chemicals, Inc.	1,302	$212,278
Ball Corp.	4,822	192,446
Chemours Co.	3,881	199,483
Ecolab, Inc.	1,491	202,657
Freeport-McMoRan, Inc.(a)	14,081	196,007
The Sherwin-Williams Co.	573	228,868
United States Steel Corp.	7,789	225,258
Total Basic Materials		1,456,997

Consumer, Cyclical (15.34%)
Amazon.com, Inc.(a)	198	232,997
CBS Corp., Class B	3,357	188,193
Charter Communications, Inc., Class A(a)	529	172,565
Domino's Pizza, Inc.	1,003	186,718
Priceline Group, Inc.(a)	106	184,409
Sirius XM Holdings, Inc.(b)	35,470	195,085
Wyndham Worldwide Corp.	1,926	216,463
Yum! Brands, Inc.	2,597	216,772
Total Consumer, Cyclical		1,593,202

Financials (8.20%)
Arch Capital Group, Ltd.(a)	2,027	191,937
MarketAxess Holdings, Inc.	1,091	213,039
Western Alliance Bancorp(a)	4,133	240,458
WR Berkley Corp.	2,983	206,185
Total Financials		851,619

Health Care (12.52%)
ABIOMED, Inc.(a)	1,232	240,043
Align Technology, Inc.(a)	1,059	276,272
Cooper Cos., Inc.	797	192,221
Exelixis, Inc.(a)	7,089	191,970
Mettler-Toledo International, Inc.(a)	313	196,943
West Pharmaceutical Services, Inc.	2,037	203,557
Total Health Care		1,301,006

Industrials (14.55%)
HEICO Corp.	2,311	208,822
IDEX Corp.	1,608	217,997
Lockheed Martin Corp.	646	206,152
Northrop Grumman Corp.	732	225,017
Roper Technologies, Inc.	821	219,379
TransDigm Group, Inc.	763	216,532
Union Pacific Corp.	1,723	217,959
Total Industrials		1,511,858

Information Technology (21.79%)
Advanced Micro Devices, Inc.(a)(b)	15,610	169,993
Amphenol Corp., Class A	2,366	214,336
ANSYS, Inc.(a)	1,604	237,697
Apple, Inc.	1,223	210,173
Cadence Design Systems, Inc.(a)	5,107	224,248
Security Description	Shares	Value
Information Technology (continued)
Electronic Arts, Inc.(a)	1,637	$174,095
Facebook, Inc., Class A(a)	1,139	201,808
LogMeIn, Inc.	1,757	209,083
NVIDIA Corp.	1,085	217,770
Skyworks Solutions, Inc.	1,784	186,856
Take-Two Interactive Software, Inc.(a)	1,947	217,188
Total Information Technology		2,263,247

Real Estate (3.79%)
American Tower Corp.	1,348	194,018
Equinix, Inc.	429	199,266
Total Real Estate		393,284

Utilities (9.62%)
Duke Energy Corp.	2,239	199,674
NextEra Energy, Inc.	1,302	205,768
OGE Energy Corp.	5,382	192,460
UGI Corp.	4,049	198,441
Vectren Corp.	2,923	203,149
Total Utilities		999,492

TOTAL COMMON STOCKS
(Cost $9,230,393)		10,370,705

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.80%)
Money Market Fund (0.06%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $6,124)	0.970%	6,124	6,124

Investments Purchased with Collateral From Securities Loaned (2.74%)
State Street Navigator Securities Lending Prime Portfolio, 1.04%
(Cost $284,665)		284,665	284,665

TOTAL SHORT TERM INVESTMENTS
(Cost $290,789)			290,789

TOTAL INVESTMENTS (102.64%)
(Cost $9,521,182)			$10,661,494

NET LIABILITIES LESS OTHER ASSETS (-2.64%)			(274,051)

NET ASSETS (100.00%)			$10,387,443

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $273,800.

See Notes to Financial Statements.

21  | November 30, 2017

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2017

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS | Dorsey Wright Sector Momentum ETF
ASSETS:
Investments, at value	$2,358,304,683	$347,996,943	$48,630,469	$10,661,494
Foreign currency, at value (Cost $–, $61,391, $13,966 and $–)	–	61,391	13,966	–
Foreign tax reclaims	–	465,948	1,656	–
Dividends receivable	8,918,630	1,373,540	1,895	13,992
Receivable for investments sold	316	–	–	–
Total Assets	2,367,223,629	349,897,822	48,647,986	10,675,486

LIABILITIES:
Payable for investments purchased	2,787,766	572,356	–	–
Payable to adviser	742,775	141,784	23,610	3,378
Payable for collateral upon return of securities loaned	41,488,538	–	1,268,183	284,665
Total Liabilities	45,019,079	714,140	1,291,793	288,043
NET ASSETS	$2,322,204,550	$349,183,682	$47,356,193	$10,387,443

NET ASSETS CONSIST OF:
Paid-in capital	$2,213,186,339	$346,728,820	$47,276,307	$9,425,159
Accumulated net investment income	–	830,175	135,674	8,231
Accumulated net realized loss	(151,828,646)	(26,447,317)	(2,659,403)	(186,259)
Net unrealized appreciation	260,846,857	28,072,004	2,603,615	1,140,312
NET ASSETS	$2,322,204,550	$349,183,682	$47,356,193	$10,387,443

INVESTMENTS, AT COST	$2,097,457,826	$319,942,000	$46,026,961	$9,521,182

PRICING OF SHARES:
Net Assets	$2,322,204,550	$349,183,682	$47,356,193	$10,387,443
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	50,909,141	12,350,000	1,950,000	350,002
Net Asset Value, offering and redemption price per share	$45.61	$28.27	$24.29	$29.68

See Notes to Financial Statements.

22  | November 30, 2017

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2017

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS | Dorsey Wright Sector Momentum ETF(a)
INVESTMENT INCOME:
Dividends*	$79,375,636	$10,114,503	$1,438,015	$64,357
Securities Lending Income	50,005	94,210	3,710	1,058
Total Investment Income	79,425,641	10,208,713	1,441,725	65,415

EXPENSES:
Investment adviser fees	8,733,082	1,259,846	219,867	23,340
Total Expenses	8,733,082	1,259,846	219,867	23,340
NET INVESTMENT INCOME	70,692,559	8,948,867	1,221,858	42,075

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	79,876,828	(2,035,713)	156,163	(19,217)
Net realized loss on foreign currency transactions	–	(120,638)	(12,827)	–
Total net realized gain/(loss)	79,876,828	(2,156,351)	143,336	(19,217)
Net change in unrealized appreciation on investments	84,019,526	49,648,463	3,453,233	1,140,312
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	–	106,948	699	–
Total net change in unrealized appreciation	84,019,526	49,755,411	3,453,932	1,140,312
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	163,896,354	47,599,060	3,597,268	1,121,095
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$234,588,913	$56,547,927	$4,819,126	$1,163,170
*Net of foreign tax withholding:	$–	$986,331	$165,218	$–

(a)	The ALPS/Dorsey Wright Sector Momentum ETF commenced operations on January 10, 2017.

See Notes to Financial Statements.

23  | November 30, 2017

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$70,692,559	$39,846,529
Net realized gain/(loss)	79,876,828	(43,300,773)
Net change in unrealized appreciation	84,019,526	216,359,606
Net increase in net assets resulting from operations	234,588,913	212,905,362

Net Equalization Credits	1,506,585	1,934,769

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(70,756,115)	(41,467,278)
From tax return of capital	(2,592,040)	(366,916)
Total distributions	(73,348,155)	(41,834,194)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,098,967,514	874,355,784
Cost of shares redeemed	(640,408,820)	(357,920,532)
Net income equalization (Note 2)	(1,506,585)	(1,934,769)
Net increase from share transactions	457,052,109	514,500,483
Net increase in net assets	619,799,452	687,506,420

NET ASSETS:
Beginning of period	1,702,405,098	1,014,898,678
End of period *	$2,322,204,550	$1,702,405,098

* Including accumulated net investment income of:	$–	$–

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	40,259,141	28,009,141
Shares sold	25,600,000	22,550,000
Shares redeemed	(14,950,000)	(10,300,000)
Shares outstanding, end of period	50,909,141	40,259,141

See Notes to Financial Statements.

24  | November 30, 2017

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$8,948,867	$5,904,476
Net realized loss	(2,156,351)	(8,681,501)
Net change in unrealized appreciation/(depreciation)	49,755,411	(1,531,282)
Net increase/(decrease) in net assets resulting from operations	56,547,927	(4,308,307)

Net Equalization Credits	1,103,408	528,824

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(8,514,874)	(5,356,978)
Total distributions	(8,514,874)	(5,356,978)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	167,824,202	45,086,015
Cost of shares redeemed	(27,715,964)	(10,156,797)
Net income equalization (Note 2)	(1,103,408)	(528,824)
Net increase from share transactions	139,004,830	34,400,394
Net increase in net assets	188,141,291	25,263,933

NET ASSETS:
Beginning of period	161,042,391	135,778,458
End of period *	$349,183,682	$161,042,391

* Including accumulated net investment income of:	$830,175	$512,514

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	7,050,000	5,600,000
Shares sold	6,400,000	1,900,000
Shares redeemed	(1,100,000)	(450,000)
Shares outstanding, end of period	12,350,000	7,050,000

See Notes to Financial Statements.

25  | November 30, 2017

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$1,221,858	$441,428
Net realized gain/(loss)	143,336	(2,116,664)
Net change in unrealized appreciation	3,453,932	1,438,248
Net increase/(decrease) in net assets resulting from operations	4,819,126	(236,988)

Net Equalization Credits	80,789	239,304

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,225,826)	(434,572)
Total distributions	(1,225,826)	(434,572)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	26,866,382	15,512,093
Cost of shares redeemed	(2,160,243)	(5,133,159)
Net income equalization (Note 2)	(80,789)	(239,304)
Net increase from share transactions	24,625,350	10,139,630
Net increase in net assets	28,299,439	9,707,374

NET ASSETS:
Beginning of period	19,056,754	9,349,380
End of period *	$47,356,193	$19,056,754

* Including accumulated net investment income of:	$135,674	$107,255

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	900,000	450,000
Shares sold	1,150,000	700,000
Shares redeemed	(100,000)	(250,000)
Shares outstanding, end of period	1,950,000	900,000

See Notes to Financial Statements.

26  | November 30, 2017

ALPS | Dorsey Wright Sector Momentum ETF

Statement of Changes in Net Assets

For the Period January 10, 2017 (Commencement) to November 30, 2017
OPERATIONS:
Net investment income	$42,075
Net realized loss	(19,217)
Net change in unrealized appreciation	1,140,312
Net Increase in net assets resulting from operations	1,163,170

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(33,844)
Total distributions	(33,844)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	10,615,997
Cost of shares redeemed	(1,357,880)
Net increase from share transactions	9,258,117
Net Increase in Net Assets	10,387,443

NET ASSETS:
Beginning of year	–
End of year *	$10,387,443

* Including accumulated net investment income of:	$8,231

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	400,002
Shares redeemed	(50,000)
Shares outstanding, end of period	350,002

See Notes to Financial Statements.

27  | November 30, 2017

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$42.29	$36.23	$38.80	$33.76	$26.71

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	1.40	1.26	1.21	1.35	1.12
Net realized and unrealized gain/(loss)	3.39	6.15	(2.47)	4.94	7.14
Total from investment operations	4.79	7.41	(1.26)	6.29	8.26

DISTRIBUTIONS:
From net investment income	(1.42)	(1.34)	(1.31)	(1.25)	(1.21)
Tax return of capital	(0.05)	(0.01)	–	–	–
Total distributions	(1.47)	(1.35)	(1.31)	(1.25)	(1.21)

Net increase/(decrease) in net asset value	3.32	6.06	(2.57)	5.04	7.05
NET ASSET VALUE, END OF PERIOD	$45.61	$42.29	$36.23	$38.80	$33.76
TOTAL RETURN(b)	11.59%	20.86%	(3.21)%	18.96%	31.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$2,322,205	$1,702,405	$1,014,899	$1,024,473	$464,277

Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	3.24%	3.23%	3.25%	3.74%	3.58%
Portfolio turnover rate(c)	48%	49%	55%	12%	8%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.03	$0.06	$0.06	$0.09	$0.13

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

28  | November 30, 2017

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period June 28, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$22.84	$24.25	$27.33	$29.21	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.94	1.00	1.06	1.19	0.34
Net realized and unrealized gain/(loss)	5.41	(1.47)	(3.13)	(1.83)	4.08
Total from investment operations	6.35	(0.47)	(2.07)	(0.64)	4.42

DISTRIBUTIONS:
From net investment income	(0.92)	(0.94)	(0.99)	(1.17)	(0.21)
Tax return of capital	–	–	(0.02)	(0.07)	–
Total distributions	(0.92)	(0.94)	(1.01)	(1.24)	(0.21)

Net increase/(decrease) in net asset value	5.43	(1.41)	(3.08)	(1.88)	4.21
NET ASSET VALUE, END OF PERIOD	$28.27	$22.84	$24.25	$27.33	$29.21
TOTAL RETURN(b)	28.21%	(1.95)%	(7.76)%	(2.53)%	17.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$349,184	$161,042	$135,778	$143,461	$77,411

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50	%(c)
Ratio of net investment income to average net assets	3.55%	4.28%	4.05%	4.05%	2.87	%(c)
Portfolio turnover rate(d)	37%	47%	67%	19%	2%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.12	$0.09	$0.05	$0.09	$0.14

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

29  | November 30, 2017

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period March 28, 2014 (Commencement) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$21.17	$20.78	$26.57	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.80	0.67	1.26	0.64
Net realized and unrealized gain/(loss)	3.06	0.39	(6.15)	1.59
Total from investment operations	3.86	1.06	(4.89)	2.23

DISTRIBUTIONS:
From net investment income	(0.74)	(0.67)	(0.90)	(0.54)
Tax return of capital	–	–	–	(0.12)
Total distributions	(0.74)	(0.67)	(0.90)	(0.66)

Net increase/(decrease) in net asset value	3.12	0.39	(5.79)	1.57
NET ASSET VALUE, END OF PERIOD	$24.29	$21.17	$20.78	$26.57
TOTAL RETURN(b)	18.37%	5.10%	(18.66)%	8.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$47,356	$19,057	$9,349	$10,629

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60	%(c)
Ratio of net investment income to average net assets	3.33%	3.11%	5.34%	3.54	%(c)
Portfolio turnover rate(d)	42%	68%	96%	19%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$0.05	$0.36	$0.03	$0.16

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

30  | November 30, 2017

ALPS | Dorsey Wright Sector Momentum ETF

Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period January 10, 2017 (Commencement) to November 30, 2017
NET ASSET VALUE, BEGINNING OF PERIOD	$24.94

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.18
Net realized and unrealized gain	4.70
Total from investment operations	4.88

DISTRIBUTIONS:
From net investment income	(0.14)
Total distributions	(0.14)

Net increase in net asset value	4.74
NET ASSET VALUE, END OF PERIOD	$29.68
TOTAL RETURN(b)	19.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$10,387

Ratio of expenses to average net assets	0.40	%(c)
Ratio of net investment income to average net assets	0.72	%(c)
Portfolio turnover rate(d)	88%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

31  | November 30, 2017

ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS | Dorsey Wright Sector Momentum ETF (each a “Fund” and collectively, the “Funds”). Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act, except for the ALPS | Dorsey Wright Sector Momentum ETF ALPS, which is a non-diversified series of the Trust under the 1940 Act. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The ALPS | Dorsey Wright Sector Momentum ETF commenced operations on January 10, 2017.

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS | Dorsey Wright Sector Momentum ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of the Dorsey Wright US Sector Momentum Index.

The shares of the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF (“Shares”) are listed on the NYSE Arca, Inc.. The shares of the ALPS | Dorsey Wright Sector Momentum ETF (“Shares”) are listed on the NASDAQ Stock Market LLC (“NASDAQ”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

32  | November 30, 2017

ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

33  | November 30, 2017

ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2017:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$2,314,610,549	$–	$–	$2,314,610,549
Short Term Investments
Money Market Fund	2,205,596	–	–	2,205,596
Investments Purchased with Collateral from Securities Loaned	41,488,538	–	–	41,488,538
TOTAL	$2,358,304,683	$–	$–	$2,358,304,683

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$347,325,522	$–	$–	$347,325,522
Short Term Investments	671,421	–	–	671,421
TOTAL	$347,996,943	$–	$–	$347,996,943

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$47,264,129	$–	$–	$47,264,129
Short Term Investments
Money Market Fund	98,157	–	–	98,157
Investments Purchased with Collateral from Securities Loaned	1,268,183	–	–	1,268,183
TOTAL	$48,630,469	$–	$–	$48,630,469

34  | November 30, 2017

ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

ALPS | Dorsey Wright Sector Momentum ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$10,370,705	$–	$–	$10,370,705
Short Term Investments
Money Market Fund	6,124	–	–	6,124
Investments Purchased with Collateral from Securities Loaned	284,665	–	–	284,665
TOTAL	$10,661,494	$–	$–	$10,661,494

*	For a detailed sector/country breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year or period ended November 30, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF and the ALPS Emerging Sector Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statement of Changes in Net Assets.

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ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
ALPS Sector Dividend Dogs ETF	$118,936,647	$63,556	$(119,000,203)
ALPS International Sector Dividend Dogs ETF	3,408,826	(116,332)	(3,292,494)
ALPS Emerging Sector Dividend Dogs ETF	190,690	32,387	(223,077)
ALPS | Dorsey Wright Sector Momentum ETF	167,042	–	(167,042)

The tax character of the distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2017
ALPS Sector Dividend Dogs ETF	$70,756,115	$2,592,040
ALPS International Sector Dividend Dogs ETF	8,514,874	–
ALPS Emerging Sector Dividend Dogs ETF	1,225,826	–
ALPS | Dorsey Wright Sector Momentum ETF	33,844	–
November 30, 2016
ALPS Sector Dividend Dogs ETF	41,467,278	366,916
ALPS International Sector Dividend Dogs ETF	5,356,978	–
ALPS Emerging Sector Dividend Dogs ETF	434,572	–

At November 30, 2017, capital losses deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$48,757,731	$96,833,402
ALPS International Sector Dividend Dogs ETF	13,407,043	11,887,371
ALPS Emerging Sector Dividend Dogs ETF	583,245	1,781,400
ALPS | Dorsey Wright Sector Momentum ETF	186,127	–

As of November 30, 2017, the components of distributable earnings on a tax basis for the Funds were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$–	$(145,591,133)	$254,609,344	$109,018,211
ALPS International Sector Dividend Dogs ETF	830,054	(25,294,414)	26,919,222	2,454,862
ALPS Emerging Sector Dividend Dogs ETF	605,306	(2,364,645)	1,839,225	79,886
ALPS | Dorsey Wright Sector Momentum ETF	8,231	(186,127)	1,140,180	962,284

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ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

As of November 30, 2017, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$340,275,541	$(85,666,197)	$-	$254,609,344	$2,103,695,339
ALPS International Sector Dividend Dogs ETF	43,608,344	(16,706,183)	17,061	26,919,222	321,094,903
ALPS Emerging Sector Dividend Dogs ETF	4,028,661	(2,189,543)	107	1,839,225	46,791,351
ALPS | Dorsey Wright Sector Momentum ETF	1,262,984	(122,804)	-	1,140,180	9,521,314

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during year ended November 30, 2017, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. Being that the ALPS | Dorsey Wright Sector Momentum ETF commenced operations on January 10, 2017, no tax returns have been filed as of the date of this report.

J. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

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ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Sector Dividend Dogs ETF	$40,413,439	$41,488,538	$32,119	$41,520,657
ALPS Emerging Sector Dividend Dogs ETF	$1,241,124	$1,268,183	-	$1,268,183
ALPS/Dorsey Wright Sector Momentum ETF	$273,800	$284,665	-	$284,665

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2017:

ALPS | Sector Dividend Dogs ETF		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$41,488,538	$-	$-	$-	$41,488,538
Total Borrowings					41,488,538
Gross amount of recognized liabilities for securities lending (collateral received)					$41,488,538

ALPS | Emerging Sector Dividend Dogs ETF		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$1,268,183	$-	$-	$-	$1,268,183
Total Borrowings					1,268,183
Gross amount of recognized liabilities for securities lending (collateral received)					$1,268,183

ALPS | Dorsey Wright Sector Momentum ETF		Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$284,665	$-	$-	$-	$284,665
Total Borrowings					284,665
Gross amount of recognized liabilities for securities lending (collateral received)					$284,665

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Funds’ investment adviser pursuant to advisory agreements with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis as a percentage of each Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

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ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.40%
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS/Dorsey Wright Sector Momentum ETF	0.40%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4.  PURCHASES AND SALES OF SECURITIES

For the year or period ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$1,051,809,466	$1,042,280,293
ALPS International Sector Dividend Dogs ETF	92,494,501	92,367,948
ALPS Emerging Sector Dividend Dogs ETF	20,033,444	15,175,221
ALPS | Dorsey Wright Sector Momentum ETF	8,460,519	5,970,396

For the year or period ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$1,098,477,131	$648,164,190
ALPS International Sector Dividend Dogs ETF	167,587,961	27,722,948
ALPS Emerging Sector Dividend Dogs ETF	21,492,150	1,715,599
ALPS | Dorsey Wright Sector Momentum ETF	8,120,486	1,355,646

For the year or period ended November 30, 2017, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Sector Dividend Dogs ETF	$110,462,947
ALPS International Sector Dividend Dogs ETF	3,373,004
ALPS Emerging Sector Dividend Dogs ETF	196,142
ALPS/Dorsey Wright Sector Momentum ETF	167,062

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

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ALPS ETF Trust

Notes to Financial Statements	November 30, 2017

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6.  RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2017, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
ALPS Sector Dividend Dogs ETF	$793,576	$1,967,755	$282,723
ALPS | Dorsey Wright Sector Momentum ETF	167,705	–	–

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ALPS ETF Trust

Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
ALPS International Sector Dividend Dogs ETF	100.00%	0.00%
ALPS Sector Dividend Dogs ETF	96.35%	82.83%
ALPS Emerging Sector Dividend Dogs ETF	100.00%	0.00%
Alps/Dorsey Wright Sector Momentum ETF	0.00%	0.00%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2016 via Form 1099. The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar year 2017.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following:

	Foreign Taxes Paid	Foreign Source Income
ALPS Emerging Sector Dividend Dogs ETF	$137,247	$1,422,781
ALPS International Sector Dividend Dogs ETF	$774,608	$8,337,339

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, and ALPS Emerging Sector Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the Adviser or each Fund is the licensing of certain service marks and trade names of the Index Provider and of each Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Funds. The Index Provider has no obligation to take the needs of the Adviser or the Funds or the owners of each Fund into consideration in determining, composing or calculating each Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of each Fund to be issued or in the determination or calculation of the equation by which each Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of each Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, EACH FUND, OWNERS OF EACH FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

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ALPS ETF Trust

Additional Information	November 30, 2017 (Unaudited)

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The S&P 500® is the property of Standard and Poor’s Financial Services LLC (“S&P”) and has been licensed by S&P for use by S-Network® Global Indexes, Inc. in connection with the S-Network® Sector Dividend Dogs Index (Ticker: SDOGX), the S-Network® Emerging Sector Dividend Dogs Index (Ticker: EDOGX), and the S-Network® International Sector Dividend Dogs Index (Ticker: IDOGX).

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

ALPS | Dorsey Wright Sector Momentum ETF

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Dorsey Wright US Sector Momentum Index to track general stock market performance. The Corporations’ only relationship to ALPS Advisors, Inc. (“Licensee”) is in the licensing of the Nasdaq®, Dorsey Wright US Sector Momentum Index, and certain trade names of the Corporations and the use of the Dorsey Wright US Sector Momentum Index which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) www.alpsfunds.com 15 into consideration in determining, composing or calculating the Dorsey Wright US Sector Momentum Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/ OR UNINTERRUPTED CALCULATION OF DORSEY WRIGHT US SECTOR MOMENTUM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT US SECTOR MOMENTUM INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT US SECTOR MOMENTUM INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

42  | November 30, 2017

ALPS ETF Trust

Additional Information	November 30, 2017 (Unaudited)

Nasdaq® and Dorsey Wright US Sector Momentum Index are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by ALPS Advisors, Inc. The Product(s) have not been passed on by the Corporations as to their legality or suitability. The Product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).

The Index Provider does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein and the Index Provider shall have no liability for any errors, omissions, or interruptions therein. The Index Provider makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, owners of the Fund, or any other person or entity from the use of the Underlying Index or any data included therein. The Index Provider makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Index Provider have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

43  | November 30, 2017

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Sector Dividend Dogs ETF (“SDOG”), the ALPS International Sector Dividend Dogs ETF (“IDOG”), and the ALPS Emerging Sector Dividend Dogs ETF (“EDOG”) (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider the Investment Advisory Agreements.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Independent Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Independent Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The net advisory fee rate for each of the Funds is higher than the median of its Broadridge expense group. The Funds’ respective expense ratios, however, are (i) in the case of IDOG and EDOG, at the median of their respective Broadridge expense groups, and (ii) in the case of SDOG, higher than the median of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than SDOG) and concluded that AAI was not realizing any economies of scale other than SDOG. With respect to SDOG, the Independent Trustees considered the growth in assets and that the Fund may be achieving some economies of scale. They also noted the Adviser’s view that SDOG remains in line with its category average for fees and at a smaller scale than many ETFs with similar fees. The Independent Trustees noted that SDOG is still a relatively new product, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew each Investment Advisory Agreement, the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

44  | November 30, 2017

ALPS ETF Trust

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012- 2015; Board Member, History Colorado, 2015 -present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

45  | November 30, 2017

ALPS ETF Trust

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

46  | November 30, 2017

ALPS ETF Trust

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015

Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All- Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.

Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-675-2639.

47  | November 30, 2017

Intentionally Left Blank

Intentionally Left Blank

Annual Report *November 30, 2017*

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Learn More
866.759.5679 | alpsfunds.com

ANNUAL REPORT

ALPS ETF TRUST | November 30, 2017

BFOR

BARRON'S 400℠ ETF

(NYSE ARCA: BFOR)

Performance Overview	1
Disclosure of Fund Expenses	5
Report of Independent Registered Public Accounting Firm	6
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Additional Information	22
Board Considerations Regarding Approval of Investment Advisory Agreement	24
Trustees & Officers	25

Barron’s 400SM ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from the MarketGrader U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

In yet another year in which large cap equities significantly outperformed small caps1, the Barron’s 400SM ETF (the “Fund”) delivered a strong performance and gained 20.9% (total return) during its fiscal year ended November 30th. The reference to the large cap vs. small cap divergence in returns is worth making considering that the Fund’s underlying benchmark, the Barron’s 400 IndexSM (B400), is weighted equally across its 400 constituents, which lessens the impact of positive returns by large companies relative to smaller ones. The Fund nevertheless did fairly well relative to broad market cap weighted benchmarks, barely trailing the Dow Jones U.S. Total Stock Market Index (DWCFT), the broadest measure of the U.S. equity market, by 140 basis points2. The Fund also trailed its benchmark, the Barron’s 400 IndexSM (B400), which gained 21.9% during the same time period.

The Barron’s 400SM ETF (BFOR) has now risen 71.3% since its inception on June 3, 2013 compared to the 76.8% total return delivered by Underlying Index in the same period. This equates to an average annual return of 12.6% for the Fund and 13.4% for the Underlying Index.

During the most recent fiscal year ended November 30, 2017, a total of 722 stocks were members of the Barron’s 400 Index, which rebalances semi-annually in March and September. Of these, 499 stocks had a net positive return during the index’s fiscal year while 223 had a net negative return. The fact that the number of total stocks in the index during a single fiscal year is higher than its 400-constituent cap is explained by the fact that each fiscal year includes stocks from three selection periods (in the most recent year’s case these included the selections from September 2016, March 2017 and September 2017). A total of 158 stocks were selected in all three periods, with 76.6% of them delivering a positive return; those selected in two of the three periods totaled 220 stocks, with 72.7% of them earning a positive return and, lastly, 344 stocks were selected during only one rebalance period with 63.4% of them delivering a positive return during the period of time they belonged in the index.

The sector with the biggest number of stocks with a positive return contribution during the year was Financials, where 115 stocks rose compared to only 32 that fell. This was followed by Industrials with 98 gainers and 40 losers and Technology with 90 stocks that gained and 30 that lost ground. Figure 1 illustrates the number of stocks that rose and fell during the latest fiscal year in each sector.

Figure 1. Number of Stocks with Positive and Negative Returns, by Sector, In the Underlying Index During Fiscal Year 20173

Sector	Positive	Negative	Sector	Positive	Negative
Consumer Discretionary	79	49	Industrials	98	40
Consumer Staples	23	10	Materials	21	11
Energy	19	20	Technology	90	30
Financials	115	32	Telecommunications	5	1
Health Care	47	29	Utilities	2	1

The 499 stocks that had a positive return during the recently ended fiscal year gained, on average, 22.4%, while the 223 that fell, did so by an average of 12.0% (with both figures based on price returns only, excluding dividends). Figure 2 illustrates the top and bottom 10 performers in the Underlying Index in fiscal year 2017, for the period of time during which the index held each stock.

[1]	The comparison between large and small cap stocks is based on a cumulative total return of 22.6% for the Russell 1000 Total Return Index (RU10INTR) vs. 18.3% for the Russell 2000 Total Return Index (RU20INTR). Source: Bloomberg.

[2]	Based on a cumulative total return of 21.9% for the Barron’s 400 Index (B400T) vs. 22.3% for the Dow Jones U.S. Total Stock Market Index (DWCFT). Source: Bloomberg.

[3]	Based on cumulative price return for every stock while they were members of the Barron’s 400 Index between December 1, 2016 and November 30, 2017. Sources: FactSet and MarketGrader Research.

1 | November 30, 2017

Barron’s 400SM ETF

Performance Overview	November 30, 2017 (Unaudited)

Figure 2. Top and Bottom 10 Performing Stocks In the Underlying Index During Fiscal Year 20174

Top Ten Performing Stocks

Name	Ticker	Sector	Return (%)
Universal Display Corp.	OLED	Technology	231.2
Align Technology, Inc.	ALGN	Health Care	180.4
Arista Networks, Inc.	ANET	Technology	145.9
IPG Photonics Corp.	IPGP	Technology	138.7
Coherent, Inc.	COHR	Technology	123.7
NVR, Inc.	NVR	Consumer Discretionary	117.9
NVIDIA Corp.	NVDA	Technology	117.7
National Beverage Corp.	FIZZ	Consumer Staples	116.1
LGI Homes, Inc.	LGIH	Consumer Discretionary	115.0
OraSure Technologies, Inc.	OSUR	Health Care	96.3

Bottom Ten Performing Stocks

Name	Ticker	Sector	Return (%)
Tahoe Resources Inc.	TAHO	Materials	-54.0
Francesca’s Holdings Corp.	FRAN	Consumer Discretionary	-53.6
Greenhill & Co., Inc.	GHL	Financials	-52.7
Sportman’s Warehouse Holdings, Inc.	SPWH	Consumer Discretionary	-49.3
Foot Locker, Inc.	FL	Consumer Discretionary	-49.5
MeetMe, Inc.	MEET	Technology	-47.3
Duluth Holdings, Inc.	DLTH	Consumer Discretionary	-43.8
American Outdoor Brands Corp.	AOBC	Industrials	-39.9
Hudson Technologies, Inc.	HDSN	Industrials	-38.9
Chuy’s Holdings, Inc.	CHUY	Consumer Discretionary	-37.0

[4]	Based on cumulative price return for every stock while they were members of the Underlying Index between December 1, 2016 and November 30, 2017. Sources: FactSet and MarketGrader Research.

2 | November 30, 2017

Barron’s 400SM ETF

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	3 Year	Since Inception^
Barron’s 400SM ETF – NAV	21.87%	10.36%	12.60%
Barron’s 400SM ETF – Market Price*	21.87%	10.36%	12.60%
Barron’s 400 IndexSM	22.59%	11.08%	13.35%

Total Expense Ratio (per the current prospectus) 0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.724.0450.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

3 | November 30, 2017

Barron’s 400SM ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Andeavor Logistics LP	0.42%
PacWest Bancorp	0.40%
LGI Homes, Inc.	0.35%
Trex Co., Inc.	0.34%
Insperity, Inc.	0.33%
Winnebago Industries, Inc.	0.33%
NetApp, Inc.	0.32%
Axcelis Technologies, Inc.	0.32%
Align Technology, Inc.	0.32%
Thor Industries, Inc.	0.32%
Total % of Top 10 Holdings	3.45%

*	% of Total Investments excluding Short Term Investments.

Sector Allocation* (as of November 30, 2017)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 | November 30, 2017

Barron’s 400SM ETF

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
Actual	$1,000.00	$1,118.80	0.65%	$3.45
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

5 | November 30, 2017

Barron’s 400SM ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Barron’s 400SM ETF of the ALPS ETF Trust as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2018

6 | November 30, 2017

Barron’s 400SM ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (93.73%)
Consumer Discretionary (17.96%)
Adtalem Global Education, Inc.(a)	13,637	$565,254
AMC Networks, Inc., Class A(a)	8,336	429,637
American Outdoor Brands Corp.(a)	33,581	471,141
Big Lots, Inc.	9,720	574,452
Callaway Golf Co.	33,606	487,623
Capella Education Co.	6,984	595,735
Carter's, Inc.	5,112	553,732
Children's Place, Inc.	4,072	541,169
Columbia Sportswear Co.	8,030	564,589
Comcast Corp., Class A	12,412	465,947
Cooper-Standard Holding, Inc.(a)	4,621	582,569
Cracker Barrel Old Country Store, Inc.(b)	3,170	495,566
Dana, Inc.	18,880	623,795
Dave & Buster's Entertainment, Inc.(a)	9,221	488,990
Dollar General Corp.	6,112	538,345
Dollar Tree, Inc.(a)	5,600	575,456
Dorman Products, Inc.(a)	6,862	468,743
Five Below, Inc.(a)	9,348	577,706
Fox Factory Holding Corp.(a)	11,544	450,216
Francesca's Holdings Corp.(a)	66,176	491,026
The Gap, Inc.	17,043	550,659
Gentex Corp.	24,857	509,071
Grand Canyon Education, Inc.(a)	5,729	544,026
Gray Television, Inc.(a)	34,219	492,754
Hanesbrands, Inc.(b)	18,378	383,916
Hasbro, Inc.	4,957	461,100
Home Depot, Inc.	2,941	528,851
Hooker Furniture Corp.	10,826	541,300
Installed Building Products, Inc.(a)	8,083	622,795
iRobot Corp.(a)(b)	4,665	320,112
Johnson Outdoors, Inc., Class A	7,282	532,605
Las Vegas Sands Corp.	7,295	505,471
LCI Industries	4,548	595,333
Lear Corp.	3,021	546,469
LGI Homes, Inc.(a)(b)	10,293	722,672
Liberty Expedia Holdings, Inc., Class A(a)	8,783	395,938
Lowe's Cos., Inc.	5,978	498,386
Malibu Boats, Inc., Class A(a)	17,447	545,393
Marriott International, Inc., Class A	4,478	568,706
MCBC Holdings, Inc.(a)	25,840	609,824
Meredith Corp.	8,516	580,365
Mohawk Industries, Inc.(a)	1,813	512,372
Motorcar Parts of America, Inc.(a)	17,687	460,923
New York Times Co., Class A	24,566	461,841
Nexstar Media Group, Inc., Class A	8,001	543,268
NIKE, Inc., Class B	8,811	532,361
Norwegian Cruise Line Holdings, Ltd.(a)	8,226	445,520
Nutrisystem, Inc.	8,987	456,090
NVR, Inc.(a)	166	576,850
O'Reilly Automotive, Inc.(a)	2,360	557,456
Papa John's International, Inc.	6,278	367,012
PetMed Express, Inc.	12,289	483,572
Priceline Group, Inc.(a)	249	433,188
Security Description	Shares	Value
Consumer Discretionary (continued)
Ross Stores, Inc.	7,758	$589,841
Royal Caribbean Cruises, Ltd.	3,867	479,044
Ruth's Hospitality Group, Inc.	23,644	507,164
Scripps Networks Interactive, Inc., Class A	5,521	451,839
Shake Shack, Inc., Class A(a)(b)	15,027	617,610
Signet Jewelers, Ltd.(b)	6,887	360,121
Sinclair Broadcast Group, Inc., Class A	16,392	558,148
Sleep Number Corp.(a)	15,991	562,723
Steven Madden, Ltd.(a)	11,255	481,151
Sturm Ruger & Co., Inc.(b)	10,040	549,690
Thor Industries, Inc.	4,248	652,280
TJX Cos., Inc.	6,396	483,218
TopBuild Corp.(a)	7,921	538,549
Tractor Supply Co.	7,626	520,398
Ulta Beauty, Inc.(a)	2,073	459,605
Visteon Corp.(a)	3,941	518,990
Williams-Sonoma, Inc.	9,565	489,345
Winnebago Industries, Inc.	12,365	676,984
Total Consumer Discretionary		36,924,590

Consumer Staples (4.93%)
Altria Group, Inc.	7,528	510,624
Blue Buffalo Pet Products, Inc.(a)	18,293	561,778
Boston Beer Co., Inc., Class A(a)	3,047	548,003
Central Garden & Pet Co., Class A(a)	13,633	525,825
Constellation Brands, Inc., Class A	2,300	500,457
Energizer Holdings, Inc.	10,216	469,221
Estee Lauder Cos., Inc., Class A	4,319	539,141
Ingredion, Inc.	3,773	522,485
Inter Parfums, Inc.	11,614	514,500
Medifast, Inc.	8,519	583,807
MGP Ingredients, Inc.	8,059	599,187
Molson Coors Brewing Co., Class B	5,245	409,634
Monster Beverage Corp.(a)	8,389	525,739
National Beverage Corp.	3,856	420,767
Omega Protein Corp.	29,042	637,472
Pilgrim's Pride Corp.(a)	16,230	595,154
Sanderson Farms, Inc.	3,076	521,966
Sprouts Farmers Market, Inc.(a)	24,056	562,429
USANA Health Sciences, Inc.(a)	8,141	583,710
Total Consumer Staples		10,131,899

Energy (2.67%)
BP Prudhoe Bay Royalty Trust(b)	23,005	470,452
Callon Petroleum Co.(a)	44,935	496,082
Cimarex Energy Co.	4,644	539,215
Devon Energy Corp.	14,625	563,501
Diamondback Energy, Inc.(a)	5,202	568,631
Gulfport Energy Corp.(a)	35,970	460,416
Laredo Petroleum, Inc.(a)	38,567	412,281
Matador Resources Co.(a)	20,213	578,092
Midstates Petroleum Co., Inc.(a)	29,259	485,992
Penn Virginia Corp(a)	12,067	414,019
SRC Energy, Inc.(a)	58,520	512,635
Total Energy		5,501,316

7 | November 30, 2017

Barron’s 400SM ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Financials (18.54%)
American Financial Group, Inc.	4,693	$493,047
Ameris Bancorp	10,878	539,549
Athene Holding, Ltd., Class A(a)	8,874	426,573
B. Riley Financial, Inc.	27,838	501,084
Bancfirst Corp.	9,161	520,345
Bank of Hawaii Corp.	5,993	508,686
The Bank of NT Butterfield & Son, Ltd.	14,106	561,137
Bank of the Ozarks	10,781	519,860
Banner Corp.	8,359	481,395
BB&T Corp.	10,505	519,157
Beneficial Bancorp, Inc.	30,751	521,229
BofI Holding, Inc.(a)(b)	18,164	502,053
Carolina Financial Corp.	13,855	535,496
Cathay General Bancorp	12,900	559,731
Citizens Financial Group, Inc.	13,645	555,351
Cohen & Steers, Inc.	12,408	577,965
Comerica, Inc.	6,798	566,341
Credit Acceptance Corp.(a)(b)	1,754	531,287
Cullen/Frost Bankers, Inc.	5,288	520,392
Customers Bancorp, Inc.(a)	16,398	444,386
Diamond Hill Investment Group, Inc.	2,400	506,544
Discover Financial Services	8,113	572,778
Eagle Bancorp, Inc.(a)	7,409	490,105
East West Bancorp, Inc.	8,313	511,582
Essent Group, Ltd.(a)	12,061	533,699
Evercore Partners, Inc., Class A	6,497	564,264
FactSet Research Systems, Inc.	2,918	583,250
FCB Financial Holdings, Inc., Class A(a)	10,753	568,296
Federated Investors, Inc., Class B	17,076	573,071
First Financial Bankshares, Inc.	11,731	556,636
First Merchants Corp.	12,051	527,834
Franklin Financial Network, Inc.(a)	13,838	483,638
Glacier Bancorp, Inc.	14,092	564,385
Guaranty Bancorp	18,029	523,742
Hanmi Financial Corp.	17,170	545,148
Health Insurance Innovations, Inc., Class A(a)(b)	23,822	556,244
Heritage Financial Corp.	17,491	569,332
Home BancShares, Inc.	20,967	499,015
Houlihan Lokey, Inc.	12,736	568,535
Independent Bank Group, Inc.	8,354	575,591
JPMorgan Chase & Co.	5,178	541,205
Lakeland Bancorp, Inc.	25,501	532,971
Lakeland Financial Corp.	10,720	543,290
Lazard, Ltd., Class A	11,320	557,510
LegacyTexas Financial Group, Inc.	12,539	525,008
MainSource Financial Group, Inc.	13,992	553,384
Meridian Bancorp, Inc.	25,643	516,706
Moelis & Co., Class A	11,819	566,130
Morningstar, Inc.	5,737	529,525
New Residential Investment Corp., REIT	28,481	503,829
OceanFirst Financial Corp.	18,856	523,254
PacWest Bancorp	17,082	814,128
Park Sterling Corp.	40,912	526,537
Preferred Bank	8,944	559,894
Security Description	Shares	Value
Financials (continued)
Provident Financial Services, Inc.	19,012	$519,788
S&P Global, Inc.	3,063	506,865
S&T Bancorp, Inc.	12,833	535,906
Sandy Spring Bancorp, Inc.	12,232	481,818
ServisFirst Bancshares, Inc.	13,563	569,510
State Bank Financial Corp.	17,332	527,586
SunTrust Banks, Inc.	8,611	530,696
Synovus Financial Corp.	10,905	541,215
T Rowe Price Group, Inc.	5,544	570,588
Texas Pacific Land Trust	1,243	506,846
TriCo Bancshares	13,246	556,729
TrustCo Bank Corp.	59,180	553,333
United Community Banks, Inc.	17,970	516,458
Walker & Dunlop, Inc.(a)	9,945	490,090
Western Alliance Bancorp(a)	9,869	574,178
Wintrust Financial Corp.	6,538	548,211
Zions Bancorporation	10,857	537,964
Total Financials		38,119,905

Health Care (10.29%)
AbbVie, Inc.	5,363	519,782
ABIOMED, Inc.(a)	2,980	580,623
Alexion Pharmaceuticals, Inc.(a)	3,265	358,530
Align Technology, Inc.(a)	2,532	660,548
Amgen, Inc.	2,462	432,475
AMN Healthcare Services, Inc.(a)	12,235	614,197
Anika Therapeutics, Inc.(a)	8,398	462,898
Biogen, Inc.(a)	1,429	460,381
BioTelemetry, Inc.(a)	12,429	360,441
Bioverativ, Inc.(a)	8,235	411,915
Bristol-Myers Squibb Co.	7,463	471,587
Bruker Corp.	15,660	550,919
Cambrex Corp.(a)	9,217	450,250
Celgene Corp.(a)	3,310	333,747
Cerner Corp.(a)	6,628	468,533
Charles River Laboratories International, Inc.(a)	4,304	448,477
Corcept Therapeutics, Inc.(a)	26,212	470,243
Eagle Pharmaceuticals, Inc.(a)	7,794	460,314
Edwards Lifesciences Corp.(a)	4,104	480,989
Emergent BioSolutions, Inc.(a)	12,225	537,044
Enzo Biochem, Inc.(a)	42,771	419,584
Exelixis, Inc.(a)	17,456	472,708
Gilead Sciences, Inc.	5,568	416,375
Globus Medical, Inc., Class A(a)	15,299	581,515
HealthEquity, Inc.(a)	10,355	537,114
Heska Corp.(a)	4,836	415,074
Illumina, Inc.(a)	2,200	506,066
Innoviva, Inc.(a)	33,949	445,411
Intuitive Surgical, Inc.(a)	1,344	537,304
Johnson & Johnson	3,546	494,064
LeMaitre Vascular, Inc.	12,307	405,270
LHC Group, Inc.(a)	7,222	474,991
Masimo Corp.(a)	5,393	479,114
OraSure Technologies, Inc.(a)	21,720	359,466
PDL BioPharma, Inc.(a)	146,120	425,209
Phibro Animal Health Corp., Class A	12,873	446,693
Prestige Brands Holdings, Inc.(a)	9,331	421,761

8 | November 30, 2017

Barron’s 400SM ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Health Care (continued)
R1 RCM, Inc.(a)	148,425	$575,889
Regeneron Pharmaceuticals, Inc.(a)	1,057	382,486
Stryker Corp.	3,278	511,368
Supernus Pharmaceuticals, Inc.(a)	9,734	367,945
Tivity Health, Inc.(a)	12,141	446,789
Veeva Systems, Inc., Class A(a)	8,209	494,264
Waters Corp.(a)	2,476	488,193
Zoetis, Inc.	7,193	519,982
Total Health Care		21,158,528

Industrials (15.38%)
AAON, Inc.	14,725	536,726
Acuity Brands, Inc.	2,577	441,749
Alaska Air Group, Inc.	6,166	426,502
Allegiant Travel Co.	3,966	602,832
Allison Transmission Holdings, Inc.	13,592	557,816
American Woodmark Corp.(a)	5,236	521,506
AO Smith Corp.	8,087	512,878
Apogee Enterprises, Inc.	10,451	522,864
Applied Industrial Technologies, Inc.	7,957	508,850
Argan, Inc.	7,667	452,353
Armstrong World Industries, Inc.(a)	9,639	577,858
Barnes Group, Inc.	7,319	485,030
Brady Corp., Class A	12,924	505,328
Builders FirstSource, Inc.(a)	27,693	564,937
Copart, Inc.(a)	14,535	627,331
Deluxe Corp.	6,691	475,730
Dycom Industries, Inc.(a)	5,930	636,704
Exponent, Inc.	6,716	507,058
Fastenal Co.	10,805	566,074
FedEx Corp.	2,183	505,277
Fortune Brands Home & Security, Inc.	7,188	491,803
Generac Holdings, Inc.(a)	10,834	532,708
Hawaiian Holdings, Inc.	11,882	512,708
Healthcare Services Group, Inc.	9,292	482,534
HEICO Corp., Class A	6,539	496,310
Herman Miller, Inc.	13,637	487,523
Hudson Technologies, Inc.(a)	52,744	302,751
Huntington Ingalls Industries, Inc.	2,204	532,641
Insperity, Inc.	5,811	685,117
JetBlue Airways Corp.(a)	23,784	510,642
Kadant, Inc.	5,224	534,415
Lennox International, Inc.	2,736	573,849
Lincoln Electric Holdings, Inc.	5,267	480,034
Lydall, Inc.(a)	9,895	544,720
Middleby Corp.(a)	3,876	494,268
Nordson Corp.	4,172	535,518
Northrop Grumman Corp.	1,747	537,028
Old Dominion Freight Line, Inc.	4,619	596,960
Oshkosh Corp.	6,176	556,087
Parker-Hannifin Corp.	2,823	529,284
Patrick Industries, Inc.(a)	6,276	635,131
PGT Innovations, Inc.(a)	33,606	549,458
Raven Industries, Inc.	16,002	611,276
Rockwell Automation, Inc.	2,782	537,149
Simpson Manufacturing Co., Inc.	10,186	610,854
Snap-on, Inc.	3,149	533,535
Security Description	Shares	Value
Industrials (continued)
Spirit Airlines, Inc.(a)	13,488	$574,993
Teledyne Technologies, Inc.(a)	3,042	566,542
Toro Co.	7,726	504,121
TPI Composites, Inc.(a)	23,222	439,825
Trex Co., Inc.(a)	5,887	693,253
TriNet Group, Inc.(a)	13,296	595,129
Union Pacific Corp.	4,336	548,504
United Rentals, Inc.(a)	3,686	587,843
Universal Forest Products, Inc.	15,888	622,174
Valmont Industries, Inc.	3,156	545,357
Viad Corp.	8,540	491,904
WageWorks, Inc.(a)	8,030	515,124
Woodward, Inc.	6,594	510,046
Total Industrials		31,624,521

Information Technology (19.86%)
Acacia Communications, Inc.(a)(b)	10,177	393,646
Adobe Systems, Inc.(a)	3,012	546,588
ADTRAN, Inc.	21,051	486,278
Advanced Energy Industries, Inc.(a)	6,267	469,837
Amphenol Corp., Class A	5,729	518,990
Apple, Inc.	2,922	502,146
Applied Materials, Inc.	10,307	543,900
Applied Optoelectronics, Inc.(a)(b)	8,113	354,214
Arista Networks, Inc.(a)	2,708	631,289
Aspen Technology, Inc.(a)	7,285	487,512
Axcelis Technologies, Inc.(a)	20,773	664,736
Badger Meter, Inc.	10,442	484,509
Broadridge Financial Solutions, Inc.	5,846	527,660
Brooks Automation, Inc.	17,545	436,695
Cabot Microelectronics Corp.	6,474	623,576
Cadence Design Systems, Inc.(a)	12,528	550,104
CEVA, Inc.(a)	11,461	544,397
Cirrus Logic, Inc.(a)	8,255	456,006
Cognex Corp.	4,214	583,934
Cognizant Technology Solutions Corp., Class A	6,461	467,001
Coherent, Inc.(a)	1,839	536,914
CommerceHub, Inc., Series C(a)	21,864	469,201
DST Systems, Inc.	8,931	558,902
Electronic Arts, Inc.(a)	3,905	415,297
Entegris, Inc.	17,427	528,038
ePlus, Inc.(a)	6,003	487,444
EVERTEC, Inc.	24,697	343,288
ExlService Holdings, Inc.(a)	8,290	508,840
F5 Networks, Inc.(a)	4,004	537,337
Fabrinet(a)	12,307	392,716
Facebook, Inc., Class A(a)	2,717	481,398
FleetCor Technologies, Inc.(a)	3,245	590,168
GrubHub, Inc.(a)	8,395	567,166
Ichor Holdings, Ltd.(a)	19,895	565,217
II-VI, Inc.(a)	12,331	584,489
Intel Corp.	13,036	584,534
InterDigital, Inc.	6,686	508,805
Intuit, Inc.	3,306	519,769
IPG Photonics Corp.(a)	2,642	604,965
KEMET Corp.(a)	23,156	357,066
KLA-Tencor Corp.	4,801	490,854

9 | November 30, 2017

Barron’s 400SM ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Information Technology (continued)
Lam Research Corp.	2,739	$526,792
Littelfuse, Inc.	2,533	513,946
Manhattan Associates, Inc.(a)	11,069	490,910
Mastercard, Inc., Class A	3,305	497,303
Match Group, Inc.(a)(b)	19,905	585,207
Maxim Integrated Products, Inc.	10,088	527,905
MAXIMUS, Inc.	7,407	511,676
The Meet Group, Inc.(a)	117,332	298,023
Microchip Technology, Inc.	5,318	462,613
Micron Technology, Inc.(a)	13,720	581,591
Microsoft Corp.	6,298	530,103
MKS Instruments, Inc.	5,475	516,293
Nanometrics, Inc.(a)	17,875	449,735
NetApp, Inc.	11,784	665,914
NIC, Inc.	28,090	466,294
Novanta, Inc.(a)	11,461	551,274
NVIDIA Corp.	2,774	556,770
Oclaro, Inc.(a)(b)	55,353	394,113
ON Semiconductor Corp.(a)	27,693	556,075
Paychex, Inc.	8,088	544,403
Paycom Software, Inc.(a)	6,294	516,108
Qualys, Inc.(a)	9,241	544,295
Red Hat, Inc.(a)	4,371	554,068
Rogers Corp.(a)	3,796	611,536
Rudolph Technologies, Inc.(a)	20,773	504,784
Silicon Laboratories, Inc.(a)	6,206	565,367
Skyworks Solutions, Inc.	4,400	460,856
Stamps.com, Inc.(a)	2,362	397,761
Take-Two Interactive Software, Inc.(a)	4,705	524,843
Teradyne, Inc.	13,032	527,405
Texas Instruments, Inc.	5,678	552,413
The Trade Desk, Inc., Class A(a)(b)	7,628	374,840
Ubiquiti Networks, Inc.(a)(b)	8,061	538,717
Ultra Clean Holdings, Inc.(a)	19,606	411,334
Universal Display Corp.	3,553	643,093
Vantiv, Inc., Class A(a)	6,489	486,675
Visa, Inc., Class A	4,428	498,549
VMware, Inc., Class A(a)(b)	4,295	515,872
Xcerra Corp.(a)	47,865	474,342
Total Information Technology		40,835,224

Materials (3.37%)
Berry Global Group, Inc.(a)	8,253	493,282
Celanese Corp., Series A	4,748	509,176
Chase Corp.	4,801	606,366
Eagle Materials, Inc.	4,588	513,535
Kronos Worldwide, Inc.	21,282	593,981
Louisiana-Pacific Corp.(a)	17,386	480,027
Martin Marietta Materials, Inc.	2,294	478,047
Monsanto Co.	4,003	473,715
Neenah Paper, Inc.	5,933	530,410
Nucor Corp.	8,797	505,827
Packaging Corp. of America	3,979	471,909
Steel Dynamics, Inc.	14,146	544,621
Tahoe Resources, Inc.	76,134	335,751
Security Description	Shares	Value
Materials (continued)
Worthington Industries, Inc.	9,271	$385,674
Total Materials		6,922,321

Telecommunication Services (0.50%)
ATN International, Inc.	8,601	513,996
Verizon Communications, Inc.	10,054	511,648
Total Telecommunication Services		1,025,644

Utilities (0.23%)
National Fuel Gas Co.	8,067	474,340
Total Utilities		474,340

TOTAL COMMON STOCKS
(Cost $157,678,879)		192,718,288

LIMITED PARTNERSHIPS (4.91%)
Energy (4.45%)
Andeavor Logistics LP	19,289	863,376
Antero Midstream Partners LP	14,863	409,476
Black Stone Minerals LP	27,545	494,708
Cone Midstream Partners LP	26,156	441,513
Dominion Energy Midstream Partners LP	15,474	497,489
EQT GP Holdings LP	16,392	419,143
EQT Midstream Partners LP	6,264	429,836
Golar LNG Partners LP	21,511	430,005
Magellan Midstream Partners LP	6,714	449,838
MPLX LP	13,728	492,286
Noble Midstream Partners LP	9,976	493,313
PBF Logistics LP	22,296	439,231
Phillips 66 Partners LP	9,921	464,898
Rice Midstream Partners LP	22,471	468,071
Shell Midstream Partners LP	16,874	456,442
Tallgrass Energy Partners LP	10,117	444,339
Valero Energy Partners LP	11,043	458,947
Viper Energy Partners LP	27,596	578,964
Western Gas Equity Partners LP	11,706	417,904
Total Energy		9,149,779

Financials (0.46%)
Apollo Global Management LLC, Class A	16,249	508,756
Oaktree Capital Group LLC	10,423	446,626
Total Financials		955,382

TOTAL LIMITED PARTNERSHIPS
(Cost $10,365,426)		10,105,161

10 | November 30, 2017

Barron’s 400SM ETF

Schedule of Investments	November 30, 2017

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (3.64%)
Money Market Fund (1.30%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $2,681,600)	0.970%	2,681,600	$2,681,600

Investments Purchased With Collateral From Securities Loaned (2.34%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.04%
(Cost $4,811,455)		4,811,455	$4,811,455

TOTAL SHORT TERM INVESTMENTS
(Cost $7,493,055)			7,493,055

TOTAL INVESTMENTS (102.28%)
(Cost $175,537,360)			$210,316,504

NET OTHER ASSETS AND LIABILITIES (-2.28%)			(4,715,974)

NET ASSETS (100.00%)			$205,600,530

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $5,901,102.

See Notes to Financial Statements.

11 | November 30, 2017

Barron’s 400SM ETF

Statement of Assets and Liabilities	November 30, 2017

ASSETS:
Investments, at value	$210,316,504
Foreign tax reclaims	203
Dividends receivable	201,419
Total Assets	210,518,126

LIABILITIES:
Payable to adviser	106,141
Payable for collateral upon return of securities loaned	4,811,455
Total Liabilities	4,917,596
NET ASSETS	$205,600,530

NET ASSETS CONSIST OF:
Paid-in capital	$200,752,780
Accumulated net investment income	1,009,278
Accumulated net realized loss	(30,940,672)
Net unrealized appreciation	34,779,144
NET ASSETS	$205,600,530

INVESTMENTS, AT COST	$175,537,360

PRICING OF SHARES
Net Assets	$205,600,530
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	4,950,000
Net Asset Value, offering and redemption price per share	$41.54

See Notes to Financial Statements.

12 | November 30, 2017

Barron’s 400SM ETF

Statement of Operations	For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends(a)	$2,575,625
Securities lending income	222,926
Total investment income	2,798,551

EXPENSES:
Investment adviser fees	1,268,083
Total expenses	1,268,083
NET INVESTMENT INCOME	1,530,468

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	23,132,804
Net change in unrealized appreciation on investments	13,971,313
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	37,104,117
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,634,585

(a)	Net of foreign tax withholding in the amount of $1,117.

See Notes to Financial Statements.

13 | November 30, 2017

Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$1,530,468	$1,857,709
Net realized gain/(loss)	23,132,804	(4,619,422)
Net change in unrealized appreciation	13,971,313	15,004,846
Net increase in net assets resulting from operations	38,634,585	12,243,133

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,450,001)	(1,670,002)
Total distributions	(1,450,001)	(1,670,002)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	99,009,478	–
Cost of shares redeemed	(109,205,210)	(36,766,171)
Net decrease from share transactions	(10,195,732)	(36,766,171)

Net increase/(decrease) in net assets	26,988,852	(26,193,040)

NET ASSETS
Beginning of period	178,611,678	204,804,718
End of period *	$205,600,530	$178,611,678

*Including accumulated net investment income of:	$1,009,278	$1,157,459

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,200,000	6,450,000
Shares sold	2,650,000	–
Shares redeemed	(2,900,000)	(1,250,000)
Shares outstanding, end of period	4,950,000	5,200,000

See Notes to Financial Statements.

14 | November 30, 2017

Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period June 4, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$34.35	$31.75	$31.64	$29.30	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.29	0.33	0.32	0.23	0.10
Net realized and unrealized gain	7.17	2.53	0.02	2.16	4.20
Total from investment operations	7.46	2.86	0.34	2.39	4.30

DISTRIBUTIONS:
From net investment income	(0.27)	(0.26)	(0.23)	(0.05)	–
Total distributions	(0.27)	(0.26)	(0.23)	(0.05)	–

NET INCREASE IN NET ASSET VALUE	7.19	2.60	0.11	2.34	4.30
NET ASSET VALUE, END OF PERIOD	$41.54	$34.35	$31.75	$31.64	$29.30
TOTAL RETURN(b)	21.87%	9.12%	1.07%	8.18%	17.20%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$205,601	$178,612	$204,805	$219,901	$181,652

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65	%(c)
Ratio of net investment income to average net assets	0.78%	1.07%	1.00%	0.75%	0.78	%(c)
Portfolio turnover rate(d)	84%	88%	87%	55%	11%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

15 | November 30, 2017

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

16 | November 30, 2017

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2017

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$192,718,288	$–	$–	$192,718,288
Limited Partnerships	10,105,161	–	–	10,105,161
Short Term Investments
Money Market Fund	2,681,600	–	–	2,681,600
Investments Purchased with Collateral from
Securities Loaned	4,811,455	–	–	4,811,455
TOTAL	$210,316,504	$–	$–	$210,316,504

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

17 | November 30, 2017

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2017

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Gain/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Barron’s 400SM ETF	$27,031,555	$(228,648)	$(26,802,907)

At November 30, 2017, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$20,973,191	$10,351,112

The tax character of the distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

Ordinary Income
November 30, 2017
Barron’s 400SM ETF	$1,450,001
November 30, 2016
Barron’s 400SM ETF	$1,670,002

As of November 30, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Barron’s 400SM ETF
Undistributed net investment income	$1,029,698
Accumulated net realized loss on investments	(31,324,303)
Net unrealized appreciation on investments	35,165,973
Other accumulated losses	(23,618)
Total	$4,847,750

Other accumulated losses are mostly due to partnership losses being suspended for tax purposes.

As of November 30, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400SM ETF
Gross appreciation (excess of value over tax cost)	$39,314,331
Gross depreciation (excess of tax cost over value)	(4,148,358)
Net unrealized appreciation (depreciation)	35,165,973
Cost of investments for income tax purposes	$175,150,531

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in partnerships.

18 | November 30, 2017

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2017

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely -than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2017.

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 ETF	$5,901,102	$4,811,455	$1,166,433	$5,977,888

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

19 | November 30, 2017

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2017

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2017:

Barron's 400 ETF	Remaining contractual maturity of the agreement
Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$4,811,455	$–	$–	$–	$4,811,455
Total Borrowings					4,811,455
Gross amount of recognized liabilities for securities lending (collateral received)					$4,811,455

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$161,779,808	$162,423,995

For the year ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400 ETF	$98,007,455	$109,295,877

For the year ended November 30, 2017, the Barron's 400SM ETF had in-kind net realized gain of $26,190,083.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

20 | November 30, 2017

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2017

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2017, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
Barron's 400 ETF	$3,499,538	$1,137,727	$144,356

21 | November 30, 2017

Barron’s 400SM ETF

Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended November 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400SM ETF	100.00%	100.00%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

LICENSING AGREEMENT

MarketGrader Capital, LLC has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. MarketGrader Capital, LLC also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. MarketGrader Capital, LLC in turn has entered into the Sublicense Agreement with ALPS Advisers, Inc. to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400SM ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by the MarketGrader Capital, LLC (the “Index Provider”). The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Fund to track the performance of the physical commodities market. The Index Provider’s only relationship to the ALPS Advisors, Inc. (the “Adviser”) or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Index Provider has no obligation or liability in connection with the administration, marketing or trading of the Fund.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by MarketGrader Capital, LLC (“MarketGrader”). “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. or its affiliates and have been licensed to MarketGrader and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (“Sub-Licensee”).

22 | November 30, 2017

Barron’s 400SM ETF

Additional Information	November 30, 2017 (Unaudited)

The Barron’s 400 ETF (the “Product”) is not sponsored, endorsed, sold or promoted by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of trading in the Fund particularly. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in connection with its licensing of the Barron’s 400 Index to MarketGrader or the sublicense to Licensee. DJC and its affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 Index or the Product.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONESAND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

23 | November 30, 2017

Barron’s 400SM ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Barons 400 ETF (“BFOR” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to the advisory fee rate, the Independent Trustees noted the following:

The net advisory fee rate for the Fund is higher than the median of its Broadridge expense group and the Fund’s expense ratio is higher than the median of its Broadridge expense group.

The Independent Trustees took into account, among other things, the unique features and performance of the Fund’s underlying index and the costs and benefits of linkage to the Barron’s name.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

24 | November 30, 2017

Barron’s 400SM ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012- 2015; Board Member, History Colorado, 2015 -present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

25 | November 30, 2017

Barron’s 400SM ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

26 | November 30, 2017

Barron’s 400SM ETF

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All- Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-855-724-0450.

27 | November 30, 2017

Page Intentionally Left Blank.

Page Intentionally Left Blank.

Must be accompanied or preceded by a prospectus.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the Barron’s 400SM ETF.

ANNUAL REPORT
November 30, 2017

BUZZ US Sentiment Leaders ETF (NYSE ARCA: BUZ)

An ALPS Advisors Solution

ALPS
A DST Company

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedules of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	18
Board Considerations Regarding Approval of Investment Advisory Agreements	20
Trustees & Officers	21

alpsfunds.com

BUZZ US Sentiment Leaders ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The BUZZ US Sentiment Leaders ETF (the “Fund”) employs a “passive management” – or indexing – investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the BUZZ NextGen AI US Sentiment Leaders Index (the “Underlying Index”).

The Underlying Index utilizes a rules-based quantitative methodology developed by BUZZ Indexes Inc. (the “Index Provider”), which is designed to identify the U.S. common stocks with the most “positive insights” collected from social media networks. Such positive insights are a measure of the degree of positive company sentiment as well as the breadth of active discussion about each company by participants on social media networks. The Index Provider then selects the 75 companies with the highest positive insight scores for inclusion in the Underlying Index and weights the 75 constituent common stocks of the Underlying Index based on a proprietary scoring model.

Performance Overview

BUZZ US Sentiment Leaders ETF (BUZ) for the twelve month period ended November 30, 2017, generated a total return of 23.72%, in line with the Fund’s Underlying Index, net of fees, which returned 24.27%. The Fund outperformed the S&P 500, which returned 22.87% for the same period.

The S&P 500 rallied from 11/30/16 through the end of the first calendar quarter in 2017. The election of President Trump fueled optimism in the marketplace on hopes that tax and healthcare reform would pass in a Republican controlled congress. Oil saw moderate volatility during the year, exhibiting a low of $42.53 per barrel on June 21 and reached a high of $58.95 on November 24th. During the year, oil exhibited an average price of $50.40. The S&P 500 returned 3.07% in Q2 2017. Relative to the previous quarter, the U.S. market saw modest positive returns. Monetary policy remained unsurprising due to the continued assurance from the Federal Reserve that a slow and anticipated rise in short term interest rates will continue. During the third calendar quarter of 2017, the S&P 500 returned 4.41%. Although pro-growth policies and reform had yet to surface in the first half of the year, optimism remained in the market. The majority of U.S. equities’ gains came in the first two months of Q4, which returned 5.49%. The announcement that the Republican Party had enough votes to pass tax reforms in the House and Senate spurred a strong rally in the U.S. Market. In addition, companies in the S&P 500, on average, reported strong Q3 earnings.

The BUZZ US Sentiment Leaders ETF largely outperformed the S&P 500 during the year providing 1.77% in alpha. Outperformance was driven solely by allocation effect with an overweight to Information Technology providing the lift. NVIDIA Corp (NVDA), Micron Technology INC (MU), and Square INC – A (SQ) provided a bulk of the boost contributing 1.51%, 1.42%, and 1.20% to Fund return, respectively. Valeant Pharmaceuticals (Valeant) was the overall loser for the portfolio detracting 1.65% from return. Note that Valeant was re-added to the portfolio on 11/16/17 and has returned 16.81% through the end of November. While allocation effect resulted in positive attribution for BUZ, selection effect was negative for the period driven down by names in Health Care and Materials.

Looking forward we believe the Fund’s strategy of using Artificial Intelligence, Natural Language Processing, and Machine learning to identify the top names within the social universe with positive sentiment may lead to market participation in all economic cycles.

Performance (as of November 30, 2017)

	1 Year	Since Inception^
BUZZ US Sentiment Leaders ETF - NAV	23.72%	15.97%
BUZZ US Sentiment Leaders ETF - Market Price*	23.92%	16.08%
BUZZ NextGen AI US Sentiment Leaders Total Return Index	24.27%	16.49%
S&P 500® Total Return Index	22.87%	18.03%

Total Expense Ratio (per the current prospectus) 0.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

1 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Performance Overview	November 30, 2017 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund’s Commencement date was April 19, 2016. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

BUZZ NextGen AI US Sentiment Leaders Total Return Index is comprised of 75 stocks with the highest “positive insight” rankings collected from online forums. These stocks must meet certain market capitalization and average daily trading volume requirements to be included in the index and are weighted based on a proprietary scoring model developed by BUZZ Indexes Inc.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

Funds that invest in securities of medium capitalization companies involve greater risk than customarily is associated with investing in larger, more established companies. A medium capitalization company is defined as a company with a market capitalization between $2 billion and $10 billion. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The BUZZ US Sentiment Leaders ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the BUZZ US Sentiment Leaders ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with BUZZ Indexes Inc.

2 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Valeant Pharmaceuticals International, Inc.	3.47%
Amazon.com, Inc.	3.08%
Gilead Sciences, Inc.	3.07%
Microsoft Corp.	3.01%
Apple, Inc.	2.99%
Alphabet, Inc.	2.94%
Facebook, Inc.	2.93%
PayPal Holdings, Inc.	2.90%
Advanced Micro Devices, Inc.	2.88%
Intuitive Surgical, Inc.	2.88%
Total % of Top 10 Holdings	30.15%

Sector Allocation* (as of November 30, 2017)

Information Technology	44.57%
Health Care	19.14%
Consumer Discretionary	13.83%
Telecommunication Services	5.98%
Consumer Staples	5.57%
Industrials	5.33%
Financials	3.25%
Materials	1.43%
Energy	0.75%
Money Market Fund	0.15%
Total	100.00%

*	% of Total Investments.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
Actual	$1,000.00	$1,140.80	0.75%	$4.02
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BUZZ US Sentiment Leaders ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the year then ended and for the period April 19, 2016 (commencement of operations) to November 30, 2016. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BUZZ US Sentiment Leaders ETF of the ALPS ETF Trust as of November 30, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period April 19, 2016 (commencement of operations) to November 30, 2016, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2018

5 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.92%)
Consumer Discretionary (13.84%)
Amazon.com, Inc.(a)	249	$293,011
Ford Motor Co.	6,384	79,928
Harley-Davidson, Inc.	1,008	50,602
Home Depot, Inc.	253	45,494
Netflix, Inc.(a)	1,091	204,650
NIKE, Inc., Class B	1,335	80,661
Starbucks Corp.	901	52,096
Target Corp.	1,479	88,592
Tesla, Inc.(a)	377	116,436
Viacom, Inc., Class B	2,914	82,524
Walt Disney Co.	1,540	161,423
Wynn Resorts, Ltd.	401	63,390
Total Consumer Discretionary		1,318,807

Consumer Staples (5.57%)
Altria Group, Inc.	806	54,671
Costco Wholesale Corp.	282	52,009
CVS Health Corp.	1,214	92,993
Kroger Co.	3,651	94,415
Procter & Gamble Co.	620	55,794
Walgreens Boots Alliance, Inc.	1,175	85,493
Wal-Mart Stores, Inc.	980	95,285
Total Consumer Staples		530,660

Energy (0.75%)
Kinder Morgan, Inc.	4,159	71,659
Total Energy		71,659

Financials (3.25%)
Bank of America Corp.	5,933	167,133
Citigroup, Inc.	604	45,602
JPMorgan Chase & Co.	925	96,681
Total Financials		309,416

Health Care (19.16%)
AbbVie, Inc.	1,638	158,755
Amgen, Inc.	289	50,766
Biogen, Inc.(a)	175	56,380
Celgene Corp.(a)	1,646	165,966
Exelixis, Inc.(a)	6,959	188,450
Gilead Sciences, Inc.	3,914	292,689
Intuitive Surgical, Inc.(a)	686	274,249
Ionis Pharmaceuticals, Inc.(a)	1,639	90,948
Johnson & Johnson	527	73,427
Merck & Co., Inc.	956	52,838
Pfizer, Inc.	1,247	45,216
Regeneron Pharmaceuticals, Inc.(a)	122	44,147
Valeant Pharmaceuticals International, Inc.(a)	19,762	331,013
Total Health Care		1,824,844

Industrials (5.33%)
Boeing Co.	458	126,774
Caterpillar, Inc.	505	71,281
General Electric Co.	2,864	52,383
Lockheed Martin Corp.	180	57,442

Raytheon Co.	670	128,070
United Continental Holdings, Inc.(a)	1,137	71,995
Total Industrials		507,945

Information Technology (44.60%)
Activision Blizzard, Inc.	4,168	260,083
Adobe Systems, Inc.(a)	321	58,252
Advanced Micro Devices, Inc.(a)	25,193	274,352
Alphabet, Inc., Class A(a)	270	279,766
Apple, Inc.	1,655	284,412
Applied Materials, Inc.	1,815	95,778
Arista Networks, Inc.(a)	202	47,090
Broadcom, Ltd.	441	122,572
Electronic Arts, Inc.(a)	434	46,156
Facebook, Inc., Class A(a)	1,577	279,413
Intel Corp.	5,140	230,478
International Business Machines Corp.	380	58,509
Lam Research Corp.	470	90,395
Mastercard, Inc., Class A	752	113,153
Micron Technology, Inc.(a)	6,137	260,147
Microsoft Corp.	3,408	286,851
NVIDIA Corp.	1,340	268,951
Oracle Corp.	1,008	49,452
PayPal Holdings, Inc.(a)	3,649	276,339
QUALCOMM, Inc.	1,741	115,498
Skyworks Solutions, Inc.	573	60,016
Square, Inc., Class A(a)	6,763	265,245
Take-Two Interactive Software, Inc. (a)	655	73,065
Texas Instruments, Inc.	492	47,867
Twitter, Inc.(a)	6,975	143,545
Universal Display Corp.	609	110,229
Visa, Inc., Class A	461	51,904
Total Information Technology		4,249,518

Materials (1.43%)
Albemarle Corp.	393	52,788
Freeport-McMoRan, Inc.(a)	6,010	83,659
Total Materials		136,447

Telecommunication Services (5.99%)
AT&T, Inc.	7,278	264,774
Sprint Corp.(a)	30,166	180,694
T-Mobile US, Inc.(a)	830	50,688
Verizon Communications, Inc.	1,459	74,248
Total Telecommunication Services		570,404

TOTAL COMMON STOCKS
(Cost $8,454,540)		9,519,700

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.15%)
Money Market Fund (0.15%)
State Street Institutional Treasury Plus Money Market Fund	0.970%	14,406	14,406
TOTAL SHORT TERM INVESTMENTS
(COST OF $14,406)			14,406

6 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Schedule of Investments	November 30, 2017

TOTAL INVESTMENTS (100.07%)
(Cost $8,468,946)	$9,534,106

NET OTHER ASSETS AND LIABILITIES (-0.07%)	(6,275)

NET ASSETS (100.00%)	$9,527,831

(a)	Non-income producing security.

See Notes to Financial Statements.

7 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Statement of Assets and Liabilities	November 30, 2017

ASSETS:
Investments, at value	$9,534,106
Dividends receivable	13,486
Total Assets	9,547,592

LIABILITIES:
Payable for investments purchased	13,934
Payable to adviser	5,827
Total Liabilities	19,761
NET ASSETS	$9,527,831

NET ASSETS CONSIST OF:
Paid-in capital	$8,944,902
Accumulated net investment income	39,558
Accumulated net realized loss	(521,789)
Net unrealized appreciation	1,065,160
NET ASSETS	$9,527,831

INVESTMENTS, AT COST	$8,468,946

PRICING OF SHARES
Net Assets	$9,527,831
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	300,002
Net Asset Value, offering and redemption price per share	$31.76

See Notes to Financial Statements.

8 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Statement of Operations	For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends	$103,135
Securities lending income	1,377
Total Investment Income	104,512

EXPENSES:
Investment adviser fees	56,482
Total Expenses	56,482
NET INVESTMENT INCOME	48,030

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	779,407
Net change in unrealized appreciation on investments	909,686
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,689,093
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,737,123

See Notes to Financial Statements.

9 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Period April 19, 2016 (Commencement of Operations) to November 30, 2016
OPERATIONS:
Net investment income	$48,030	$26,004
Net realized gain	779,407	17,488
Net change in unrealized appreciation	909,686	155,474
Net increase in net assets resulting from operations	1,737,123	198,966

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(35,000)	–
Total distributions	(35,000)	–

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	11,412,195	7,542,694
Cost of shares redeemed	(8,755,528)	(2,572,619)
Net increase from capital share transactions	2,656,667	4,970,075
Net increase in net assets	4,358,790	5,169,041

NET ASSETS:
Beginning of year	5,169,041	–
End of year *	$9,527,831	$5,169,041

*Including accumulated net investment income of:	$39,558	$24,716

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	200,002	–
Shares sold	400,000	300,002
Shares redeemed	(300,000)	(100,000)
Shares outstanding, end of period	300,002	200,002

See Notes to Financial Statements.

10 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Year Ended November 30, 2017	For the Period April 19, 2016 (Commencement of Operations) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.84	$25.15

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.18	0.13
Net realized and unrealized gain	5.92	0.56
Total from investment operations	6.10	0.69

DISTRIBUTIONS:
From net investment income	(0.18)	–
Total distributions	(0.18)	–

Net increase in net asset value	5.92	0.69
NET ASSET VALUE, END OF PERIOD	$31.76	$25.84
TOTAL RETURN(b)	23.72%	2.74%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$9,528	$5,169

Ratio of expenses to average net assets	0.75%	0.75	%(c)
Ratio of net investment income to average net assets	0.64%	0.87	%(c)
Portfolio turnover rate(d)	260%	157%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

11 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the BUZZ US Sentiment Leaders ETF (the “Fund”). Prior to March 31, 2017, the Fund was known as the Sprott BUZZ Social Media Insights ETF. The investment objective of the Fund is to seek investment results that correspond (before fees and expenses) generally to the performance of the BUZZ NextGen AI US Sentiment Leaders Index (the “Underlying Index”). The BUZZ US Sentiment Leaders ETF is considered a non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

12 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2017

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

BUZZ US Sentiment Leaders ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$9,519,700	$–	$–	$9,519,700
Short Term Investments	14,406	–	–	14,406
TOTAL	$9,534,106	$–	$–	$9,534,106

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

13 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2017

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
BUZZ US Sentiment Leaders ETF	$1,051,603	$1,812	$(1,053,415)

The tax character of the distribution paid by the Fund was as follows:

Ordinary Income
November 30, 2017
BUZZ US Sentiment Leaders ETF	$35,000

As of the period ended November 30, 2017, the BUZZ US Sentiment Leaders ETF paid no distributions.

At November 30, 2017, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
BUZZ US Sentiment Leaders ETF	$407,724	$28,135

As of November 30, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

	Accumulated net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/(depreciation) on investments	Total
BUZZ US Sentiment Leaders ETF	$39,558	$(435,859)	$979,230	$582,929

14 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2017

As of November 30, 2017, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

BUZZ US Sentiment Leaders ETF
Gross appreciation (excess of value over tax cost)	$1,126,259
Gross depreciation (excess of tax cost over value)	(147,029)
Net unrealized appreciation (depreciation)	979,230
Cost of investments for income tax purposes	$8,554,876

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales and Passive Foreign Investment Company (“PFIC”) adjustments.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes. Being that the Fund commenced operations on April 19, 2016, no tax returns have been filed for the Fund as of the date of this report

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2017, the Fund had no securities on loan.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

15 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2017

H. Risks Related to Social Media Analytics

The Underlying Index for the Fund utilizes a rules-based quantitative methodology developed by BUZZ Indexes Inc. (the “Index Provider”), which is designed to identify the U.S. common stocks with the most “positive insights” collected from social media networks. The ability to invest based on social media analytics is relatively new and untested. “Social media” is an umbrella term that encompasses various activities that integrate technology, social interaction and content creation. Social media may use many technologies, including, but not limited to, blogs, microblogs, wikis, photos and video sharing, podcasts, social networking, and virtual worlds. Some examples of social media sites may include, but are not limited to, the following: Facebook, Twitter, LinkedIn, Digg, Reddit, RSS, blogs, Investopedia, stock forums, etc. Investing in companies based on social media analytics involves the potential for market manipulation because social media posts may be made with an intent to inflate, or otherwise manipulate, the public perception of a stock or other investment. Although the Underlying Index attempts to mitigate the potential for such market manipulation by employing screens to identify posts which may be computer generated or deceptive, and by employing market capitalization and trading volume criteria to remove small and penny-cap stocks which may be more likely targets for such manipulation, there is no guarantee that the Underlying Index’s model will successfully reduce such risk. Furthermore, text and sentiment analysis of social media postings may prove inaccurate; that is, high positive sentiment may not correlate with positive change in the value of a company’s stock and low positive or negative sentiment may not correlate with negative change in the value of a company’s stock. Additionally, as data suppliers for the Index Provider’s algorithm, social media companies are susceptible to the following risks which may disrupt the Index Provider’s ability to receive meaningful data from such sites: permanent cessation of operations, disruption in service caused by hardware or software failure, interruptions or delays in service by third-party data center hosting facilities and maintenance providers, security breaches involving certain private, sensitive, proprietary and confidential information managed and transmitted by social media companies, and privacy concerns and laws, evolving Internet regulation and other foreign or domestic regulations that may limit or otherwise affect the operations of social media companies.

3.  INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
BUZZ US Sentiment Leaders ETF	$19,407,121	$19,918,684

For the year ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
BUZZ US Sentiment Leaders ETF	$11,406,312	$8,222,462

For the year ended November 30, 2017, the BUZZ US Sentiment Leaders ETF had in-kind net realized gains of $1,096,094.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

16 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Notes to Financial Statements	November 30, 2017

5.  CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

17 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
BUZZ US Sentiment Leaders ETF	81.12%	81.12%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

LICENSING AGREEMENT

BUZZ NextGen AI US Sentiment Leaders Index (the “BUZZ Index”) is a product of BUZZ Indexes Inc. (“BUZZ Indexes”), and has been licensed to ALPS Advisors, Inc. for use in connection with the BUZZ US Sentiment Leaders ETF.

“BUZZ” is a trademark of BUZZ Indexes, which have been licensed by ALPS Advisors, Inc. for use in connection with the BUZZ Index.

BUZZ US Sentiment Leaders ETF is not sponsored, endorsed, sold or promoted by BUZZ Indexes, or its shareholders, or the licensor of the BUZZ Index and/or its affiliates and third party licensors. BUZZ Indexes makes no representation or warranty, express or implied, to the owners of the BUZZ US Sentiment Leaders ETF or any member of the public regarding the advisability of investing in securities generally or in BUZZ US Sentiment Leaders ETF, particularly or the ability of the BUZZ Index to track general market performance.

BUZZ Indexes’ only relationship to ALPS Advisors, Inc. with respect to the BUZZ Index is the licensing of the BUZZ Index and certain trademarks of BUZZ Indexes. The BUZZ Indexes are determined and composed by BUZZ Indexes without regard to ALPS Advisors, Inc. or the BUZZ US Sentiment Leaders ETF. BUZZ Indexes has no obligation to take the needs of ALPS Advisors, Inc. or the owners of BUZZ US Sentiment Leaders ETF into consideration in determining and composing the BUZZ Index.

BUZZ Indexes are not responsible for and have not participated in the determination of the prices of BUZZ US Sentiment Leaders ETF or the timing of the issuance or sale of securities of BUZZ US Sentiment Leaders ETF or in the determination or calculation of the equation by which BUZZ US Sentiment Leaders ETF securities may be converted into cash, surrendered, or redeemed, as the case may be. BUZZ Indexes have no obligation or liability in connection with the administration, marketing or trading of BUZZ US Sentiment Leaders ETF. There is no assurance that investment products based on the BUZZ Index will accurately track index performance or provide positive investment returns.

BUZZ Indexes is not an investment advisor and the inclusion of a security in the BUZZ Index is not a recommendation by BUZZ Indexes to buy, sell, or hold such security, nor should it be considered investment advice.

18 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Additional Information	November 30, 2017 (Unaudited)

BUZZ INDEXES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE BUZZ INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS). BUZZ INDEXES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. BUZZ INDEXES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALPS ADVISORS, INC., OWNERS OF THE BUZZ US SENTIMENT LEADERS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BUZZ INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL BUZZ INDEXES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN BUZZ INDEXES AND ALPS ADVISORS, INC., OTHER THAN THE LICENSORS OF BUZZ INDEXES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

19 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the BUZZ US Sentiment Leaders ETF (“BUZ” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to the advisory fee rate, the Independent Trustees noted the following:

The net advisory fee rate for the Fund is higher than the median of its Broadridge expense group and the Fund’s expense ratio is higher than the median of its Broadridge expense group.

The Independent Trustees took into account, among other things, the unique nature of the Fund’s underlying index.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

20 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012-2015; Board Member, History Colorado, 2015 -present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2017

BUZZ US Sentiment Leaders ETF

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All- Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-855-215-1425.

23 | November 30, 2017

Annual Report *November 30, 2017*

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Learn More
866.759.5679 | alpsfunds.com

ANNUAL REPORT

November 30, 2017

GRI

Cohen & Steers Global Realty Majors ETF (NYSE ARCA: GRI)

An ALPS Advisors Solution

ALPS
A DST Company

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Schedule of Investments	6
Statement of Assets & Liabilities	9
Statement of Operations	10
Statements of Changes In Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	19
Board Considerations Regarding Approval of Investment Advisory Agreement	20
Trustees & Officers	21

alpsfunds.com

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The Cohen & Steers Global Realty Majors ETF (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The Fund will normally invest at least 90% of its total assets in common stocks and other equity securities (which may include American Depositary Receipts (“ADRs”), American Depositary Shares (“ADSs”) and Global Depositary Receipts (“GDRs”)) that comprise the Underlying Index.

The Underlying Index consists of the largest and most liquid securities within the global real estate universe that Cohen & Steers Capital Management, Inc. (“Cohen & Steers” or the “Index Provider”) believes are likely to lead the global securitization of real estate. The Underlying Index is free float and modified market-capitalization weighted, with a limit of 4.0% on any security’s weighting. Underlying Index constituents must have a free float adjusted market-capitalization of $750 million or greater for initial inclusion in the Underlying Index. Cohen & Steers considers country weights relative to each country’s GDP share representing the real estate securities universe and share of the private market for real estate, with up to 10% being allocated to securities of emerging markets. The Underlying Index is rebalanced quarterly.

Performance Overview

For the year ended November 30, 2017, the Fund’s market price increased 12.88% and the Fund’s net asset value (NAV) increased 12.77%.

Global real estate stocks had a strong absolute gain in the period, aided by signs of a strengthening economic recovery and related improvements in operating fundamentals for many property markets. However, real estate securities trailed the broader rally in global equities, restrained perhaps by concerns about rising interest rates, even as central banks remained highly accommodative. At the end of the period, earnings multiples for real estate companies were at the low end of their five-year range, whereas multiples for broad equities had expanded to near their cycle high.

In the U.S. (8.7% total return1), returns varied widely by property type. Data centers and industrial landlords were among the strongest performers, aided by exceptional demand. Data centers continued to benefit from the outsourcing of IT infrastructure and the migration to cloud computing, while industrial landlords benefited from retailers seeking well-located warehouses to meet faster delivery times demanded by online purchasers. Shopping center and regional malls were the only U.S. sectors to decline in the period. Retail REITs were hindered by ongoing news of store closings and concerns regarding the expansion of e-commerce, trends that could weigh on a number of these companies’ operating fundamentals for an extended period.

Markets in continental Europe were aided by an easing of political concerns and broad economic improvements. Germany (29.1%) had particularly strong performance, led by residential landlords that benefited from strong apartment fundamentals. France (14.9%) and the Netherlands (9.0%) had lesser gains.

In the U.K. (10.9%), the best performers were generally companies that are considered to be largely immune from the economic fallout of Brexit, with significant gains made by certain student housing, health care and e-commerce-focused industrial REITs. Near the end of the period, the Bank of England raised its short-term lending rate by 0.25% in a bid to combat inflation amid a weak pound–although central bankers later signaled that they would likely not hike the short-term lending rate again in the foreseeable future.

The Asia Pacific region underperformed Europe, hindered by Japan (–2.6%), which declined despite significant improvements in the country’s economy, including manufacturing, and a strong recovery in business sentiment. Real estate securities struggled as outflows from domestic REIT funds persisted amid ongoing concerns over potential dividend cuts at the fund level.

Hong Kong (27.7%) was a strong performer, benefiting from healthier growth in China, which helped propel real estate companies to broad-based gains. In addition, the residential property market continued to surprise to the upside despite restrictions designed to cool the market. Singapore (26.6%) outperformed as well, experiencing positive sentiment driven by favorable trade and economic data. However, the country’s employment growth continued to stall and property fundamentals remained poor amid significant new supply and sluggish demand growth. In Australia (1.9%), certain office companies performed well amid improvements in Sydney’s office fundamentals.

[1]	Country returns are in local currencies.

1 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	3 Year	5 Year	Since Inception^
Cohen & Steers Global Realty Majors ETF - NAV	12.77%	4.17%	6.52%	2.86%
Cohen & Steers Global Realty Majors ETF - Market Price*	12.88%	4.24%	6.53%	2.86%
Cohen & Steers Global Realty Majors Index	13.60%	4.90%	7.30%	3.68%
FTSE EPRA/ NAREIT Developed Real Estate Index	13.21%	5.05%	7.71%	3.85%
S&P 500® Total Return Index	22.87%	10.91%	15.74%	9.30%

Total Expense Ratio (per the current Prospectus) 0.55%

Data quoted represents past performance, which is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's portfolio holdings are subject to change without notice.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.513.5856.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	Fund Inception May 7, 2008.

*	Market Price is based on the midpoint of the bid/ask spread at 4p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Risks of Investing in Real Estate Securities

Risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium-sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.

Cohen & Steers Global Realty Majors® Index: A free-float adjusted, modified market capitalization-weighted index of global real estate equities. The modified market capitalization weighting approach and qualitative screening process emphasize those companies that, in the opinion of the Cohen & Steers investment committee, are leading the securitization of real estate globally.

FTSE EPRA/NAREIT Developed Real Estate Index: An unmanaged market-weighted total return index that consists of many companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activities.

S&P 500® Total Return Index: The Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Cohen & Steers Global Realty Majors ETF is not suitable for all investors. An investor should consider investment objectives, risks, charges and expenses carefully before investing. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Cohen & Steers Global Realty Majors ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Cohen & Steers.

2 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Simon Property Group, Inc.	4.15%
ProLogis, Inc.	3.89%
Equinix, Inc.	3.80%
Public Storage	3.52%
Sun Hung Kai Properties, Ltd.	2.98%
Unibail-Rodamco SE	2.80%
AvalonBay Communities, Inc.	2.76%
Welltower, Inc.	2.75%
Mitsubishi Estate Co., Ltd.	2.73%
Equity Residential	2.71%
Total % of Top 10 Holdings	32.09%

*	% of Total Investments.

Future holdings are subject to change.

Country Allocation* (as of November 30, 2017)

United States	53.81%
Hong Kong	10.81%
Japan	8.21%
Australia	7.73%
France	5.22%
Germany	5.17%
United Kingdom	3.89%
Singapore	2.30%
Canada	1.15%
Sweden	0.48%
Spain	0.48%
Switzerland	0.39%
Brazil	0.36%
Total	100.00%

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
Cohen & Steers Global Realty Majors ETF
Actual	$1,000.00	$1,043.10	0.55%	$2.82
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Global Realty Majors ETF, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets statements for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cohen & Steers Global Realty Majors ETF of the ALPS ETF Trust as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2018

5 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value

COMMON STOCKS (99.80%)
Australia (7.74%)
Dexus	76,102	$596,359
Goodman Group	119,177	783,364
The GPT Group	133,618	546,782
Scentre Group, Ltd.	398,433	1,274,815
Stockland	180,054	640,107
Vicinity Centres	246,135	521,294
Westfield Corp.	142,951	906,114
Total Australia		5,268,835

Brazil (0.36%)
BR Malls Participacoes SA	65,651	242,472

Canada (1.15%)
Allied Properties Real Estate Investment Trust	6,908	222,101
Boardwalk Real Estate Investment Trust	2,827	88,284
RioCan Real Estate Investment Trust	24,505	472,949
Total Canada		783,334

France (5.23%)
Fonciere Des Regions	4,000	427,967
Gecina SA	3,459	576,391
Klepierre	15,609	644,678
Unibail-Rodamco SE	7,457	1,907,832
Total France		3,556,868

Germany (5.18%)
alstria office REIT-AG	9,148	137,847
Deutsche Wohnen AG	26,532	1,172,872
LEG Immobilien AG	4,713	500,998
Vonovia SE	36,333	1,710,139
Total Germany		3,521,856

Hong Kong (10.82%)
China Overseas Land & Investment, Ltd.	287,000	911,327
CK Asset Holdings, Ltd.	197,000	1,658,451
Hang Lung Properties, Ltd.	152,000	357,709
Hongkong Land Holdings, Ltd.	88,000	642,400
Link REIT	166,164	1,481,831
Sun Hung Kai Properties, Ltd.	124,000	2,025,876
Wharf Holdings, Ltd.	90,700	285,682
Total Hong Kong		7,363,276

Japan (8.22%)
Japan Real Estate Investment Corp.	96	465,734
Japan Retail Fund Investment Corp.	198	350,628
Mitsubishi Estate Co., Ltd.	104,500	1,859,356
Mitsui Fudosan Co., Ltd.	74,500	1,678,724
Nippon Building Fund, Inc.	103	515,252
Nippon Prologis REIT, Inc.	154	329,907

 6 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Japan (8.22%) (continued)
Nomura Real Estate Master Fund, Inc.	311	$391,565
Total Japan		5,591,166

Singapore (2.31%)
Ascendas Real Estate Investment Trust	179,705	351,788
CapitaLand Mall Trust	201,747	306,675
CapitaLand, Ltd.	190,600	498,901
City Developments, Ltd.	45,900	412,167
Total Singapore		1,569,531

Spain (0.48%)
Merlin Properties Socimi SA	24,932	327,913

Sweden (0.48%)
Castellum AB	20,326	329,258

Switzerland (0.39%)
PSP Swiss Property AG	3,001	267,535

United Kingdom (3.89%)
British Land Co. PLC	77,550	659,687
Derwent London PLC	8,260	310,326
Hammerson PLC	59,364	417,075
Land Securities Group PLC	56,137	709,090
Segro PLC	74,353	551,545
Total United Kingdom		2,647,723

United States (53.55%)
Alexandria Real Estate Equities, Inc.	7,017	891,580
American Campus Communities, Inc.	10,229	433,505
AvalonBay Communities, Inc.	10,364	1,879,304
Boston Properties, Inc.	11,589	1,453,029
Digital Realty Trust, Inc.	15,362	1,792,745
Douglas Emmett, Inc.	11,437	461,025
Duke Realty Corp.	26,628	749,046
Equinix, Inc.	5,569	2,586,745
Equity LifeStyle Properties, Inc.	6,532	589,905
Equity Residential	27,613	1,845,101
Essex Property Trust, Inc.	4,943	1,220,872
Extra Space Storage, Inc.	9,487	809,810
Federal Realty Investment Trust	5,428	717,636
GGP, Inc.	46,738	1,098,343
HCP, Inc.	35,093	927,859
Highwoods Properties, Inc.	7,736	392,911
Host Hotels & Resorts, Inc.	55,683	1,101,967
Kilroy Realty Corp.	7,374	555,852
Kimco Realty Corp.	31,893	590,658
National Retail Properties, Inc.	11,180	459,163
ProLogis, Inc.	39,965	2,646,882
Public Storage	11,243	2,396,108
Realty Income Corp.	20,520	1,134,756
Regency Centers Corp.	11,088	751,877
Simon Property Group, Inc.	17,465	2,824,964
SL Green Realty Corp.	7,415	758,035

 7 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
United States (53.55%) (continued)
UDR, Inc.	20,015	$787,190
Ventas, Inc.	26,777	1,713,996
Vornado Realty Trust	12,923	1,003,083
Welltower, Inc.	27,693	1,868,170
Total United States		36,442,117

TOTAL COMMON STOCKS
(Cost $59,004,112)		67,911,884

	7 Day Yield	Shares	Value

SHORT TERM INVESTMENTS (0.33%)
State Street Institutional Treasury Plus Money Market Fund	0.970%	223,956	223,956

TOTAL SHORT TERM INVESTMENTS
(Cost $223,956)			223,956

TOTAL INVESTMENTS (100.13%)
(Cost $59,228,068)			$68,135,840

NET LIABILITIES LESS OTHER ASSETS (-0.13%)			(85,661)

NET ASSETS (100.00%)			$68,050,179

See Notes to Financial Statements.

 8 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Statement of Assets and Liabilities	November 30, 2017

ASSETS:
Investments, at value	$68,135,840
Foreign currency, at value (Cost $239)	239
Foreign tax reclaims	38,344
Dividends receivable	110,240
Total Assets	68,284,663

LIABILITIES:
Payable for investments purchased	203,838
Payable to adviser	30,646
Total Liabilities	234,484
NET ASSETS	$68,050,179

NET ASSETS CONSIST OF:
Paid-in capital	$64,418,453
Accumulated net investment loss	(862,251)
Accumulated net realized loss	(4,413,430)
Net unrealized appreciation	8,907,407
NET ASSETS	$68,050,179

INVESTMENTS, AT COST	$59,228,068

PRICING OF SHARES
Net Assets	$68,050,179
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,500,000
Net Asset Value, offering and redemption price per share	$45.37

See Notes to Financial Statements.

 9 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Statement of Operations	For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends(a)	$1,674,935
Total Investment Income	1,674,935

EXPENSES:
Investment adviser fees	406,955
Total Expenses	406,955
NET INVESTMENT INCOME	1,267,980

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	5,273,690
Net realized loss on foreign currency transactions	(916)
Total net realized gain	5,272,774
Net change in unrealized appreciation on investments	2,676,610
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	7,749
Total net change in unrealized appreciation	2,684,359
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	7,957,133
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,225,113

(a)	Net of foreign tax withholding of $94,917.

See Notes to Financial Statements.

 10 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$1,267,980	$2,727,045
Net realized gain	5,272,774	4,074,936
Net change in unrealized appreciation/(depreciation)	2,684,359	(5,589,567)
Net increase in net assets resulting from operations	9,225,113	1,212,414

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,968,767)	(2,806,590)
Total distributions	(1,968,767)	(2,806,590)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(19,756,525)	(17,153,596)
Net decrease from share transactions	(19,756,525)	(17,153,596)
Net decrease in net assets	(12,500,179)	(18,747,772)

NET ASSETS:
Beginning of year	80,550,358	99,298,130
End of year *	$68,050,179	$80,550,358

*Including accumulated net investment loss of:	$(862,251)	$(936,753)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,950,000	2,350,000
Shares sold	–	–
Shares redeemed	(450,000)	(400,000)
Shares outstanding, end of year	1,500,000	1,950,000

See Notes to Financial Statements.

 11 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Year Ended November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$41.31	$42.25	$44.07	$39.32	$39.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	1.24	1.41	0.92	0.94
Net realized and unrealized gain/(loss)	4.45	(0.90)	(1.57)	4.85	1.25
Total from investment operations	5.20	0.34	(0.16)	5.77	2.19

DISTRIBUTIONS:
From net investment income	(1.14)	(1.28)	(1.66)	(1.02)	(2.27)
From tax return of capital	–	–	–	–	(0.19)
Total distributions	(1.14)	(1.28)	(1.66)	(1.02)	(2.46)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.06	(0.94)	(1.82)	4.75	(0.27)
NET ASSET VALUE, END OF PERIOD	$45.37	$41.31	$42.25	$44.07	$39.32
TOTAL RETURN(b)	12.77%	0.61%	(0.38)%	14.90%	5.60%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$68,050	$80,550	$99,298	$96,953	$108,137

Ratio of expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.71%	2.86%	3.24%	2.21%	2.31%
Portfolio turnover rate(c)	10%	8%	7%	11%	10%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices.

(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 12 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Cohen & Steers Global Realty Majors ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Cohen & Steers Global Realty Majors Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

13 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2017

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

Investments in Securities at Value*	Level 1- Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Common Stocks	$67,911,884	$–	$–	$67,911,884
Short Term Investments	223,956	–	–	223,956
TOTAL	$68,135,840	$–	$–	$68,135,840

*	For a detailed geographical breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Foreign Securities

The Fund may directly purchase securities of non-U.S. issuers. Investing in securities of non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

14 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2017

D. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

G. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

H. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

15 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2017

For the year ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Gain/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Cohen & Steers Global Realty Majors ETF	$3,541,485	$775,289	$(4,316,774)

Included in the amounts reclassified was a net operating loss offset to PIC of $37.

The tax character of the distribution paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

Ordinary Income
November 30, 2017
Cohen & Steers Global Realty Majors ETF	$1,968,767
November 30, 2016
Cohen & Steers Global Realty Majors ETF	$2,806,590

Under the Regulated Investment Company Modernization Act of 2010 (“the Modernization Act”), net capital losses recognized in tax years beginning after December 22, 2010 may be carried forward indefinitely, and the character of the losses is retained as short-term and/or long-term. Under the law in effect prior to the Modernization Act, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

At November 30, 2017, the Fund had available for tax purposes unused pre-enactment capital loss carryforwards as follows:

Fund	Expiring in 2018
Cohen & Steers Global Realty Majors ETF	$187,815

Capital loss carryovers used during the period ended November 30, 2017 were $371,839

At November 30, 2017, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Cohen & Steers Global Realty Majors ETF	$1,135,828	$2,562,321

As of November 30, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed net investment income	$1,144,953
Accumulated net realized loss on investments	(3,885,964)
Net unrealized appreciation on investments	6,372,737
Total	$3,631,726

16 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2017

As of November 30, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Gross appreciation (excess of value over tax cost)	$9,129,822
Gross depreciation (excess of tax cost over value)	(2,756,720)
Net depreciation on foreign currency transactions	(365)
Net unrealized appreciation (depreciation)	6,372,737
Cost of investments for income tax purposes	$61,762,968

The differences between book-basis and tax-basis are primarily due to Passive Foreign Investment Company (“PFIC”) adjustments and the deferral of losses due to wash sales.

I. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

J. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2017, the Fund had no securities on loan.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

17 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Notes to Financial Statements	November 30, 2017

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.55% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund's expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Purchases	Sales
$7,618,199	$7,205,918

For the year ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Purchases	Sales
$–	$19,724,813

For the year ended November 30, 2017, the Cohen and Steers Global Realty Majors ETF had in-kind net realized gain of $4,416,359.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

18 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designated the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
Cohen and Steers Global Realty Majors ETF	14.62%	0.00%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

LICENSING AGREEMENT

Cohen & Steers is the Index Provider for the Cohen & Steers Global Realty Majors ETF. Cohen & Steers is not affiliated with the Trust, the Adviser or the Distributor. ALPS, an affiliate of the Adviser, and the Trust have entered into a license agreement with Cohen & Steers to use the Index.

THE FUND IS NOT SPONSORED, MANAGED OR ADVISED BY COHEN & STEERS CAPTIAL MANAGEMENT, INC. (“C&S”). C&S MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX TO TRACK PERFORMANCE OF A MARKET OR SECTOR. C&S’S ONLY RELATIONSHIP TO ALPS IS IN RELATION TO THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF C&S AND OF ONE OR MORE C&S INDEXES, INCLUDING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY C&S WITHOUT REGARD TO ALPS OR THE FUND. C&S HAS NO OBLIGATION TO TAKE THE NEEDS OF ALPS, THE FUND OR THE FUND SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX. C&S IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE TIMING OF THE ISSUANCE OR SALE OF FUND SHARES OR IN THE DETERMINATION OR CALCULATION OF THE VALUATION OF THE FUND’S ASSETS. C&S HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR PORTFOLIO MANAGEMENT OF THE FUND. C&S DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN AND C&S SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. C&S MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY ALPS, THE FUND, FUND SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. C&S MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF USE WITH RESPECT TO THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL C&S HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE COHEN & STEERS GLOBAL REALTY MAJORS INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Advisor does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Advisor shall have no liability for any errors, omissions or interruptions therein. The Advisor makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Advisor makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Advisor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Index even if notified of the possibility of such damages.

19 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Cohen & Steers Global Realty Majors ETF (“GRI” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to the advisory fee rate, the Independent Trustees noted the following:

The net advisory fee rate for the Fund is higher than the median of its Broadridge expense group and the Fund’s expense ratio is slightly above the median of its Broadridge expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

20 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012- 2015; Board Member, History Colorado, 2015 -present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2017

Cohen & Steers Global Realty Majors ETF

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All- Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-513-5856.

23 | November 30, 2017

Annual Report *November 30, 2017*

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Learn More
866.759.5679 | alpsfunds.com

ANNUAL REPORT
November 30, 2017

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)
RiverFront Dynamic Unconstrained Income ETF (NYSE ARCA: RFUN)
RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)
RiverFront Dynamic US Flex-Cap ETF (NYSE ARCA: RFFC)
RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

An ALPS Advisors Solution

ALPS
A DST Company

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic Unconstrained Income ETF	3
RiverFront Dynamic US Dividend Advantage ETF	5
RiverFront Dynamic US Flex-Cap ETF	8
RiverFront Strategic Income Fund	11
Disclosure of Fund Expenses	14
Report of Independent Registered Public Accounting Firm	15
Financial Statements
Schedule of Investments
RiverFront Dynamic Core Income ETF	16
RiverFront Dynamic Unconstrained Income ETF	20
RiverFront Dynamic US Dividend Advantage ETF	23
RiverFront Dynamic US Flex-Cap ETF	25
RiverFront Strategic Income Fund	28
Statements of Assets and Liabilities	31
Statements of Operations	32
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	33
RiverFront Dynamic Unconstrained Income ETF	34
RiverFront Dynamic US Dividend Advantage ETF	35
RiverFront Dynamic US Flex-Cap ETF	36
RiverFront Strategic Income Fund	37
Financial Highlights	38
Notes to Financial Statements	43
Additional Information	52
Board Consideratons Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	53
Trustees & Officers	55

alpsfunds.com

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Annual Returns as of November 30, 2017
RFCI Market	3.10%
RFCI NAV	3.15%
Benchmark: Bloomberg Barclays US Aggregate Bond Index	3.21%

2017 Performance Attribution

RFCI slightly underperformed its benchmark by 11 bps over the 12 months ending 11/30/17. The underperformance of RFCI relative to its benchmark was primarily due to its shorter average maturity, driven by an underweight to 20+ year maturity bonds. The fund ended the year with a duration of about 5 years, approximately 1 year shorter than its benchmark. Yields on 30-year Treasuries fell about 21 basis points over the course of the year, while shorter-term (1-5 Year) Treasury yields rose 30 to 67 basis points. The negative impact of being short duration was somewhat offset by investing primarily in corporate bonds. Risk premiums on corporate bonds, as measured by the ICE BofAML US Corporate Index, tightened 33 basis points, leading to a total return of 6.2%

2018 Outlook

We believe the US fixed income market is likely to face headwinds over the coming year including accelerating global growth and a less accommodative Federal Reserve (the “Fed”). The Fed is forecasting another three rate hikes during 2018, which will likely put upward pressure on short-term interest rates. The Fed is also scheduled to increase the pace of its balance sheet reduction and the European Central Bank (ECB) may also begin its balance sheet unwind towards the end of 2018. Unprecedented global central bank accommodation from the Fed, ECB, and Bank of Japan (BOJ) has depressed interest rates, risk premiums and market volatility across the globe. We believe that the combination of rising rates, less central bank support, and rich starting valuations are likely to depress fixed income returns in 2018 compared to 2017. Within the US fixed income market, we believe that corporate and high yield bonds are likely to outperform other higher quality sectors, such as Treasuries and Agency Mortgage Backed Securities (MBS). This belief is based primarily on our positive view of global macroeconomic growth in 2018 which we believe is translating into corporate earnings. We believe the backdrop of strong corporate and economic fundamentals is likely to keep default rates low. On the other hand, we are expecting higher, more normal levels of market volatility going forward due to a less accommodative Fed and elevated political/geo-political risks.

Performance (as of November 30, 2017)

	1 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	3.15%	0.90%
RiverFront Dynamic Core Income ETF – Market Price*	3.10%	0.98%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	3.21%	0.80%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

1 | November 30, 2017

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2017)

United States Treasury Inflation Indexed Bonds	2.26%
Home Depot, Inc.	1.72%
Southern Co.	1.71%
Morgan Stanley	1.68%
MetLife, Inc.	1.56%
Flex, Ltd.	1.50%
Pfizer, Inc.	1.49%
Bank of New York Mellon Corp.	1.47%
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	1.46%
Bank of America Corp.	1.42%
Total % of Top 10 Holdings	16.27%

*	% of Total Investments.
^	Excludes Money Market Fund

Asset Allocation* (as of November 30, 2017)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | November 30, 2017

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

RiverFront Dynamic Unconstrained Income ETF (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Annual Returns as of November 30, 2017
RFUN Market	7.35%
RFUN NAV	7.06%
Benchmark: ICE BofA Merrill Lynch High Yield Index	9.28%

2017 Performance Attribution

RFUN underperformed its benchmark by 193 bps over the 12 months ending 11/30/17. The underperformance of RFUN relative to its benchmark was primarily due to its higher credit quality. RFUN on average was overweight BB-rated bonds and underweight lower quality B and CCC-rated bonds. As measured by the ICE BofAML CCC & Lower US High Yield Index, the lowest rated sector of the high yield market returned 13.7%. We believe that this higher quality strategy will outperform over a full credit cycle however, due to the lower historical defaults on higher quality bonds.

2018 Outlook

We believe the US fixed income market is likely to face headwinds over the coming year including accelerating global growth and a less accommodative Federal Reserve. The Fed is forecasting another three rate hikes during 2018, which will likely put upward pressure on short-term interest rates. The Fed is also scheduled to increase the pace of its balance sheet reduction and the European Central Bank (ECB) may also begin its balance sheet unwind towards the end of 2018. Unprecedented global central bank accommodation from the Fed, ECB, and Bank of Japan (BOJ) has depressed interest rates, risk premiums and market volatility across the globe. We believe that the combination of rising rates, less central bank support, and rich starting valuations are likely to depress fixed income returns in 2018 compared to 2017. Within the US fixed income market, we believe that corporate and high yield bonds are likely to outperform other higher quality sectors, such as Treasuries and Agency Mortgage Backed Securities (MBS). This belief is based primarily on our positive view of global macroeconomic growth in 2018 which we believe is translating into corporate earnings. We believe the backdrop of strong corporate and economic fundamentals is likely to keep default rates low. On the other hand, we are expecting higher, more normal levels of market volatility going forward due to a less accommodative Fed and elevated political/geo-political risks.

Performance (as of November 30, 2017)

	1 Year	Since Inception^
RiverFront Dynamic Unconstrained Income ETF – NAV	7.06%	8.12%
RiverFront Dynamic Unconstrained Income ETF – Market Price*	7.35%	8.26%
BofA Merrill Lynch U.S. High Yield Master II Total Return Index	9.28%	10.41%

Total Expense Ratio (per the current prospectus) 0.53%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below-investment grade U.S. dollar-denominated corporate bonds issued in the U.S. Domestic market. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Unconstrained Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

3 | November 30, 2017

RiverFront Dynamic Unconstrained Income ETF

Performance Overview	November 30, 2017 (Unaudited)

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Unconstrained Income ETF.

Top 10 Holdings*^ (as of November 30, 2017)

Newfield Exploration Co.	1.83%
Iron Mountain, Inc.	1.75%
ADT Corp.	1.41%
Ally Financial, Inc.	1.40%
Ball Corp.	1.40%
Chemours Co.	1.40%
International Game Technology PLC	1.40%
United Rentals North America, Inc.	1.38%
Weatherford International, Ltd.	1.36%
T-Mobile USA, Inc.	1.36%
Total % of Top 10 Holdings	14.69%

*	% of Total Investments.

^	Excludes Money Market Fund

Asset Allocation* (as of November 30, 2017)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4 | November 30, 2017

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund”) seeks to provide capital appreciation and dividend income. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend growth. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Annual Returns as of November 30, 2017
RFDA Market	20.36%
RFDA NAV	20.49%
Benchmark: S&P 500	22.87%

2017 Performance Attribution

RFDA underperformed its benchmark in 2017 by 251bps. The underperformance of RFDA relative to the broad US market was not surprising for two reasons. First, dividend stocks often underperform when there is a threat of rising interest rates since substitute asset classes, like cash and bonds, become more attractive. Second, dividend-paying companies tend to be more mature and slower growth and thus more likely to lag when market returns are higher than normal, as was the case in 2017.

Specifically, the main sources of underperformance came from sector allocation and security selection.

1.	Sector Allocation: The sector allocations in RFDA are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a negative contributor for RFDA in 2017.

a.	Positive contributors: The underweight to energy, which was the worst performing sector in the S&P 500, was a positive contributor.

b.	Negative contributors: The portfolio’s overweight to telecommunication services and cash negatively impacted portfolio returns.

2.	Security Selection: The investment selection process behind RFDA is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the fund. In 2017, our equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in industrials and energy.
b.	Negative contributors: Security selection in technology, financials, consumer discretionary and telecommunication services.

2018 Outlook

We remain constructive on global equities and expect positive returns in most regions for 2018. Our cautious optimism is based primarily on a positive view of the global macroeconomic cycle in 2018. We think the backdrop of strong corporate fundamentals, combined with low interest rates and inflation, is a positive environment for stocks. However, we would prepare investors for higher levels of market volatility in the year(s) to come.

5 | November 30, 2017

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	20.49%	18.39%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	20.36%	18.36%
S&P 500® Total Return Index	22.87%	18.98%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

6 | November 30, 2017

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Apple, Inc.	4.17%
Wal-Mart Stores, Inc.	2.83%
Texas Instruments, Inc.	1.93%
HealthSouth Corp.	1.91%
Pfizer, Inc.	1.81%
AT&T, Inc.	1.80%
Applied Materials, Inc.	1.79%
T Rowe Price Group, Inc.	1.72%
JPMorgan Chase & Co.	1.63%
Wells Fargo & Co.	1.63%
Total % of Top 10 Holdings	21.22%

*	% of Total Investments.

Asset Allocation* (as of November 30, 2017)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

7 | November 30, 2017

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

RiverFront Dynamic US Flex-Cap ETF (the “Fund”) seeks to provide capital appreciation. The Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Annual Returns as of November 30, 2017
RFFC Market	22.02%
RFFC NAV	22.08%
Benchmark: S&P 1500	22.38%

2017 Performance Attribution

RFFC underperformed its benchmark in 2017 by 36bps. We are not surprised by the slight underperformance of the portfolio given that 2 of its 3 fundamental cornerstones: ‘value’ and ‘quality’ were not characteristics the market favored in 2017. Stocks that score well on ‘value’ and ‘quality’ metrics tend to outperform in normal or below normal market return environments. When market returns are well above normal, as they were in 2017, portfolios with a ‘quality’ or ‘value’ bias can be expected to underperform.

Specifically, the main sources of underperformance came from sector allocation and security selection.

1.	Sector Allocation: The sector allocations in RFFC are determined through a bottoms-up process that ranks stocks on three fundamental cornerstones: value, quality and momentum/sentiment. If a sector produces more highly ranked stocks relative to another sector, that sector’s allocation is allowed to exceed its benchmark by a tolerable level, and vice versa. Sector allocation was a positive contributor in 2017.

a.	Positive contributors: Our overweight to technology and underweight to energy were positive contributors.
b.	Negative contributors: The portfolio’s overweight to cash negatively impacted portfolio returns.

2.	Security Selection: The investment selection process behind RFFC is built on making a number of security selection choices. This means that there are rarely just one or two things contributing to the returns in the fund. In 2017, our equity selection posted negative results in aggregate. A few of the top themes that contributed most to performance in the year were:

a.	Positive contributors: Security selection in consumer discretionary and industrials.

b.	Negative contributors: Security selection in technology, healthcare, consumer staples and basic materials.

2018 Outlook

We remain constructive on global equities and expect positive returns in most regions for 2018. Our cautious optimism is based primarily on a positive view of the global macroeconomic cycle in 2018. We think the backdrop of strong corporate fundamentals, combined with low interest rates and inflation, is a positive environment for stocks. However, we would prepare investors for higher levels of market volatility in the year(s) to come.

8 | November 30, 2017

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	Since Inception^
RiverFront Dynamic US Flex-Cap ETF – NAV	22.08%	20.05%
RiverFront Dynamic US Flex-Cap ETF – Market Price*	22.02%	20.07%
S&P Composite 1500® Total Return Index	22.38%	19.04%

Total Expense Ratio (per the current prospectus) 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.
*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Flex-Cap ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Flex-Cap ETF.

9 | November 30, 2017

RiverFront Dynamic US Flex-Cap ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

United Rentals, Inc.	3.96%
Apple, Inc.	3.63%
International Game Technology PLC	2.95%
Timken Co.	2.48%
E*TRADE Financial Corp	2.37%
Facebook, Inc.	2.36%
Cigna Corp.	1.58%
RH	1.47%
Boeing Co.	1.44%
PayPal Holdings, Inc.	1.42%
Total % of Top 10 Holdings	23.66%

*	% of Total Investments.

Asset Allocation* (as of November 30, 2017)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 | November 30, 2017

RiverFront Strategic Income Fund

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund”) seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors.

Annual Returns as of November 30, 2017
RIGS Market	5.17%
RIGS NAV	5.29%
Benchmark: Bloomberg Barclay’s US Aggregate Bond Index	3.21%

2017 Performance Attribution

RIGS outperformed its benchmark by 196 bps over the 12 months ending 11/30/17. The outperformance of RIGS relative to its benchmark was primarily due to the Fund’s current strategy of assuming shorter-term credit risk. The sector allocations in RIGS are determined through a relative value framework that allocates to sectors of the bond market that we believe offer the best income opportunities and favorable risk/reward profiles. Over the course of the year the Fund was primarily invested in shorter-maturity, higher quality, below investment grade rated bonds. The average credit quality of the Fund was approximately BB-rated, compared to AA-rated for its benchmark. This lower credit quality strategy positively contributed to performance as risk premiums on lower rated bonds tightened significantly more than those on higher quality bonds. For example, spreads on the ICE BofA Merrill Lynch 1-5 Year BB U.S. High Yield Index narrowed 81 basis points over the past year, leading to meaningful price appreciation in addition to the incremental yield. The duration of the Fund averaged around 3 years compared to about 6 years for its benchmark. We believe that short-term high yield bonds should continue to do relatively well going forward, as accelerating global growth is likely to keep default rates at low levels.

2018 Outlook

We believe the US fixed income market is likely to face headwinds over the coming year including accelerating global growth and a less accommodative Federal Reserve. The Fed is forecasting another three rate hikes during 2018, which will likely put upward pressure on short-term interest rates. The Fed is also scheduled to increase the pace of its balance sheet reduction and the European Central Bank (ECB) may also begin its balance sheet unwind towards the end of 2018. Unprecedented global central bank accommodation from the Fed, ECB, and Bank of Japan (BOJ) has depressed interest rates, risk premiums and market volatility across the globe. We believe that the combination of rising rates, less central bank support, and rich starting valuations are likely to depress fixed income returns in 2018 compared to 2017. Within the US fixed income market, we believe that corporate and high yield bonds are likely to outperform other higher quality sectors, such as Treasuries and Agency Mortgage Backed Securities (MBS). This belief is based primarily on our positive view of global macroeconomic growth in 2018 which we believe is translating into corporate earnings. We believe the backdrop of strong corporate and economic fundamentals is likely to keep default rates low. On the other hand, we are expecting higher, more normal levels of market volatility going forward due to a less accommodative Fed and elevated political/geo-political risks.

11 | November 30, 2017

RiverFront Strategic Income Fund

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	3 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	5.29%	4.49%	4.68%
RiverFront Strategic Income Fund – Market Price*	5.50%	4.53%	4.71%
Bloomberg Barclays U.S. Aggregate Bond Total Return Index	3.21%	2.11%	2.89%

Total Expense Ratio (per the current prospectus) 0.47%. Net Expense Ratio (per the current prospectus) 0.17%. Net expense ratio reflects the Sub-Adviser’s decision to voluntarily waive its sub-advisory fee until at least March 31, 2018. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.

*	Market Price is based on the midpoint of the bid/ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

12 | November 30, 2017

RiverFront Strategic Income Fund

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2017)

United States Treasury Inflation Indexed Bonds	2.89%
WESCO Distribution, Inc.	2.66%
Andeavor	2.45%
Ball Corp.	2.43%
Celanese US Holdings LLC	2.25%
Newfield Exploration Co.	2.23%
Goodyear Tire & Rubber Co.	2.16%
DR Horton, Inc.	2.08%
DISH DBS Corp.	2.06%
Kinder Morgan Energy Partners LP	2.06%
Total % of Top 10 Holdings	23.27%

*	% of Total Investments.

^	Excludes Money Market Fund

Asset Allocation* (as of November 30, 2017)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13 | November 30, 2017

RiverFront ETFs

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$1,007.60	0.51%	$2.57
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic Unconstrained Income ETF
Actual	$1,000.00	$1,019.10	0.51%	$2.58
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$1,124.60	0.52%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Dynamic US Flex-Cap ETF
Actual	$1,000.00	$1,122.50	0.52%	$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Strategic Income Fund
Actual	$1,000.00	$1,017.30	0.16%	$0.81
Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.

(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

14 | November 30, 2017

RiverFront ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and RiverFront Strategic Income Fund, five of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statements of operations for the year then ended, and the changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverFront Dynamic Core Income ETF, RiverFront Dynamic Unconstrained Income ETF, RiverFront Dynamic US Dividend Advantage ETF, RiverFront Dynamic US Flex-Cap ETF, and RiverFront Strategic Income Fund of the ALPS ETF Trust as of November 30, 2017, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2018

15 | November 30, 2017

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2017

Security Description	Principal Amount	Value
CORPORATE BONDS (93.74%)
Communications (6.41%)
Alphabet, Inc.
2.00%, 08/15/2026	$45,000	$42,419
AT&T, Inc.
2.45%, 06/30/2020	668,000	666,915
Charter Communications Operating LLC / Charter Communications Operating Capital
3.58%, 07/23/2020	668,000	679,256
Comcast Corp.
5.15%, 03/01/2020	637,000	678,079
Discovery Communications LLC
3.95%, 03/20/2028	250,000	245,898
Time Warner, Inc.
4.70%, 01/15/2021	98,000	103,998
4.75%, 03/29/2021	175,000	186,390
2.95%, 07/15/2026	500,000	472,107
Total Communications		3,075,062

Consumer Discretionary (6.02%)
Amazon.com, Inc.
3.88%, 08/22/2037(a)	150,000	156,999
eBay, Inc.
2.20%, 08/01/2019	20,000	19,999
3.45%, 08/01/2024	100,000	101,722
Ford Motor Credit Co. LLC
2.24%, 06/15/2018	200,000	200,319
2.02%, 05/03/2019	150,000	149,295
4.13%, 08/04/2025	100,000	102,989
General Motors Financial Co., Inc.
3.20%, 07/13/2020	205,000	208,094
3.70%, 05/09/2023	150,000	153,031
4.00%, 01/15/2025	95,000	96,945
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	675,000	699,468
Home Depot, Inc.
2.63%, 06/01/2022	818,000	823,631
Lowe's Cos., Inc.
3.10%, 05/03/2027	175,000	173,998
Total Consumer Discretionary		2,886,490

Consumer Staples (7.01%)
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/2021	668,000	673,782
Constellation Brands, Inc.
4.25%, 05/01/2023	600,000	637,385
4.75%, 12/01/2025	100,000	109,805
CVS Health Corp.
2.25%, 08/12/2019	625,000	624,640
Kraft Heinz Foods Co.
5.38%, 02/10/2020	250,000	265,692
3.50%, 06/06/2022	215,000	220,125
Security Description	Principal Amount	Value
Consumer Staples (continued)
PepsiCo, Inc.
3.10%, 07/17/2022	$620,000	$635,986
Procter & Gamble Co.
2.45%, 11/03/2026	200,000	193,006
Total Consumer Staples		3,360,421

Energy (8.10%)
Chevron Corp.
2.90%, 03/03/2024	200,000	201,816
Concho Resources, Inc.
3.75%, 10/01/2027	300,000	301,743
ConocoPhillips Co.
4.95%, 03/15/2026	200,000	225,640
Enterprise Products Operating LLC
3.35%, 03/15/2023	668,000	681,752
Exxon Mobil Corp.
3.04%, 03/01/2026	60,000	60,940
Kinder Morgan, Inc.
3.05%, 12/01/2019	668,000	674,105
4.30%, 06/01/2025	65,000	67,337
ONEOK Partners LP
3.38%, 10/01/2022	600,000	607,823
Sabine Pass Liquefaction LLC
5.63%, 04/15/2023	500,000	550,763
Targa Resources Partners LP / Targa Resources Partners Finance Corp
5.00%, 01/15/2028(a)	200,000	199,250
Williams Partners LP
3.90%, 01/15/2025	310,000	316,071
Total Energy		3,887,240

Financials (30.23%)
American Express Credit Corp.
2.38%, 05/26/2020	150,000	150,289
American International Group, Inc.
4.13%, 02/15/2024	100,000	105,654
3.90%, 04/01/2026	100,000	103,403
Bank of America Corp.
3.30%, 01/11/2023	668,000	682,410
3M US L + 0.93%, 07/21/2023(b)	150,000	149,668
Bank of Montreal
2.55%, 11/06/2022	175,000	173,981
Bank of New York Mellon Corp.
2.45%, 11/27/2020	700,000	703,772
Barclays PLC
5.20%, 05/12/2026	187,000	200,079
Berkshire Hathaway Finance Corp.
5.75%, 01/15/2040	101,000	131,025
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	150,000	151,231
4.50%, 02/11/2043	227,000	255,019

See Notes to Financial Statements.

16 | November 30, 2017

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2017

Security Description	Principal Amount	Value
Financials (continued)
Boston Properties LP
3.85%, 02/01/2023	$600,000	$627,783
3.13%, 09/01/2023	100,000	101,052
Capital One Financial Corp.
3.50%, 06/15/2023	448,000	456,518
Capital One NA
2.25%, 09/13/2021	200,000	196,202
Chubb INA Holdings, Inc.
3.35%, 05/03/2026	400,000	408,176
Citigroup, Inc.
2.65%, 10/26/2020	402,000	403,702
2.70%, 03/30/2021	324,000	325,569
Credit Suisse Group Funding Guernsey, Ltd.
3.13%, 12/10/2020	200,000	202,778
3.45%, 04/16/2021	200,000	204,551
4.55%, 04/17/2026	200,000	214,251
Deutsche Bank AG
4.25%, 10/14/2021	20,000	20,832
Discover Bank
7.00%, 04/15/2020	200,000	219,176
Goldman Sachs Group, Inc.
2.55%, 10/23/2019	678,000	680,266
HSBC Finance Corp.
6.68%, 01/15/2021	158,000	176,471
HSBC Holdings PLC
3.90%, 05/25/2026	155,000	160,467
4.38%, 11/23/2026	200,000	208,760
HSBC USA, Inc.
2.35%, 03/05/2020	125,000	125,119
Intercontinental Exchange, Inc.
3.75%, 12/01/2025	150,000	157,155
3.10%, 09/15/2027	200,000	198,630
International Lease Finance Corp.
8.25%, 12/15/2020	350,000	403,287
5.88%, 08/15/2022	300,000	335,472
JPMorgan Chase & Co.
3.38%, 05/01/2023	668,000	680,313
3M US L + 1.34%, 02/01/2028(b)	130,000	133,875
MetLife, Inc.
7.72%, 02/15/2019	700,000	747,282
Mitsubishi UFJ Financial Group, Inc.
3.85%, 03/01/2026	85,000	88,139
Mizuho Financial Group, Inc.
3.17%, 09/11/2027	350,000	343,785
Morgan Stanley
5.63%, 09/23/2019	760,000	803,713
PNC Bank NA
2.95%, 01/30/2023	15,000	15,127
PNC Financial Services Group, Inc.
3.15%, 05/19/2027	650,000	646,259
Prudential Financial, Inc.
4.50%, 11/16/2021	150,000	160,104
Security Description	Principal Amount	Value
Financials (continued)
Royal Bank of Scotland Group PLC
3M US L + 1.48%, 05/15/2023(b)	$200,000	$200,634
US Bancorp
2.63%, 01/24/2022	175,000	176,447
3.00%, 03/15/2022	500,000	511,817
Visa, Inc.
3.15%, 12/14/2025	150,000	153,079
2.75%, 09/15/2027	450,000	442,022
Wells Fargo & Co.
2.13%, 04/22/2019	500,000	500,151
2.55%, 12/07/2020	231,000	231,772
4.60%, 04/01/2021	29,000	30,914
Total Financials		14,498,181

Health Care (8.26%)
AbbVie, Inc.
2.90%, 11/06/2022	670,000	671,993
Allergan Funding SCS
3.00%, 03/12/2020	668,000	674,424
Fresenius Medical Care US Finance II, Inc.
4.13%, 10/15/2020(a)	600,000	621,265
Gilead Sciences, Inc.
4.40%, 12/01/2021	125,000	133,660
2.50%, 09/01/2023	200,000	197,274
Johnson & Johnson
2.63%, 01/15/2025	150,000	149,415
2.45%, 03/01/2026	25,000	24,361
3.63%, 03/03/2037	150,000	155,444
Medtronic, Inc.
3.50%, 03/15/2025	100,000	103,428
Pfizer, Inc.
3.00%, 12/15/2026	712,000	715,914
UnitedHealth Group, Inc.
2.88%, 03/15/2023	250,000	252,360
3.75%, 07/15/2025	250,000	262,526
Total Health Care		3,962,064

Industrials (8.17%)
Burlington Northern Santa Fe LLC
3.05%, 09/01/2022	227,000	232,551
3.00%, 04/01/2025	173,000	174,466
Caterpillar Financial Services Corp.
2.50%, 11/13/2020	270,000	271,632
2.75%, 08/20/2021	200,000	201,946
2.40%, 06/06/2022	150,000	149,427
CSX Corp.
4.25%, 06/01/2021	50,000	52,770
3.40%, 08/01/2024	255,000	262,157
2.60%, 11/01/2026	100,000	95,358
General Dynamics Corp.
2.63%, 11/15/2027	250,000	241,233

See Notes to Financial Statements.

17 | November 30, 2017

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2017

Security Description	Principal Amount	Value
Industrials (continued)
General Electric Co.
2.70%, 10/09/2022	$668,000	$669,169
Honeywell International, Inc.
1.85%, 11/01/2021	135,000	132,320
2.50%, 11/01/2026	300,000	287,647
John Deere Capital Corp.
2.65%, 06/24/2024	251,000	249,846
Lockheed Martin Corp.
4.25%, 11/15/2019	200,000	208,205
3.55%, 01/15/2026	450,000	466,521
Northrop Grumman Corp.
3.25%, 01/15/2028	200,000	200,481
3.85%, 04/15/2045	25,000	24,831
Total Industrials		3,920,560

Materials (6.71%)
Dow Chemical Co.
4.25%, 11/15/2020	600,000	628,823
3.00%, 11/15/2022	100,000	100,739
Glencore Funding LLC
3.00%, 10/27/2022(a)	500,000	496,843
Sherwin-Williams Co.
3.45%, 08/01/2025	650,000	659,938
Steel Dynamics, Inc.
5.50%, 10/01/2024	500,000	533,450
USG Corp.
4.88%, 06/01/2027(a)	650,000	680,875
Vale Overseas, Ltd.
6.25%, 08/10/2026	100,000	116,239
Total Materials		3,216,907

Technology (7.96%)
Apple, Inc.
2.40%, 05/03/2023	503,000	497,958
3.20%, 05/11/2027	174,000	176,119
Cisco Systems, Inc.
4.95%, 02/15/2019	606,000	627,469
Flex, Ltd.
5.00%, 02/15/2023	668,000	718,183
International Business Machines Corp.
2.88%, 11/09/2022	550,000	556,440
Microsoft Corp.
2.00%, 08/08/2023	450,000	434,507
4.10%, 02/06/2037	150,000	164,468
Oracle Corp.
3.40%, 07/08/2024	55,000	56,826
3.25%, 05/15/2030	15,000	14,905
S&P Global, Inc.
4.00%, 06/15/2025	450,000	473,219
Security Description	Principal Amount	Value
Technology (continued)
Xerox Corp.
3.63%, 03/15/2023	$100,000	$97,213
Total Technology		3,817,307

Utilities (4.87%)
CMS Energy Corp.
3.60%, 11/15/2025	100,000	102,528
Consumers Energy Co.
3.13%, 08/31/2024	175,000	177,618
Dominion Energy, Inc.
5.20%, 08/15/2019	500,000	524,232
3.63%, 12/01/2024	50,000	51,642
Duke Energy Corp.
1.80%, 09/01/2021	675,000	658,165
Southern Co.
2.95%, 07/01/2023	818,000	819,767
Total Utilities		2,333,952

TOTAL CORPORATE BONDS
(Cost $44,952,407)		44,958,184

GOVERNMENT BONDS (2.26%)
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040	856,305	1,085,284

TOTAL GOVERNMENT BONDS
(Cost $1,045,969)		1,085,284

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.20%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $1,534,758)	0.970%	1,534,758	1,534,758

TOTAL SHORT TERM INVESTMENTS
(Cost $1,534,758)			1,534,758

TOTAL INVESTMENTS (99.20%)
(Cost $47,533,134)			$47,578,226

NET OTHER ASSETS AND LIABILITIES (0.80%)			383,476

NET ASSETS (100.00%)			$47,961,702
See Notes to Financial Statements.

18 | November 30, 2017

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2017

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

LIBOR Rate:

3M US L - 3 Month LIBOR as of November 30, 2017 was 1.49%

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,155,232, representing 4.49% of net assets.
(b)	Floating or variable rate security. The reference rate is described above. The Rate in effect as of November 30, 2017 is based on the reference rate plus the displayed spread as of the security's last reset date.

See Notes to Financial Statements.

19 | November 30, 2017

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2017

Security Description	Principal Amount	Value
CORPORATE BONDS (96.22%)
Communications (12.25%)
Cablevision Systems Corp.
5.88%, 09/15/2022	$150,000	$148,875
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 05/01/2027(a)	150,000	148,969
CenturyLink, Inc.
7.50%, 04/01/2024	100,000	97,750
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	150,000	153,000
Lamar Media Corp.
5.75%, 02/01/2026	100,000	107,750
Level 3 Financing, Inc.
5.38%, 01/15/2024	60,000	60,300
Netflix, Inc.
4.38%, 11/15/2026	100,000	98,625
SFR Group SA
6.25%, 05/15/2024(a)	75,000	73,969
Sirius XM Radio, Inc.
4.63%, 05/15/2023(a)	25,000	25,750
Sprint Communications, Inc.
9.00%, 11/15/2018(a)	56,000	59,220
6.00%, 11/15/2022	100,000	101,249
T-Mobile USA, Inc.
6.50%, 01/15/2024	150,000	159,563
Univision Communications, Inc.
5.13%, 05/15/2023(a)	50,000	50,125
VeriSign, Inc.
4.75%, 07/15/2027	150,000	155,438
Total Communications		1,440,583

Consumer Discretionary (16.85%)
ADT Corp.
6.25%, 10/15/2021	150,000	165,749
Aramark Services, Inc.
5.13%, 01/15/2024	150,000	158,625
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023	57,000	58,268
Dana Financing Luxembourg Sarl
5.75%, 04/15/2025(a)	100,000	106,470
Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	150,000	155,858
Hanesbrands, Inc.
4.63%, 05/15/2024(a)	150,000	153,563
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	150,000	155,438
International Game Technology PLC
6.25%, 02/15/2022(a)	150,000	164,437
Jaguar Land Rover Automotive PLC
4.50%, 10/01/2027(a)	50,000	49,656
Security Description	Principal Amount	Value
Consumer Discretionary (continued)
KB Home
7.50%, 09/15/2022	$30,000	$34,575
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.00%, 06/01/2024(a)	150,000	157,500
Lennar Corp.
4.13%, 01/15/2022	150,000	153,938
PulteGroup, Inc.
5.50%, 03/01/2026	55,000	59,881
5.00%, 01/15/2027	40,000	42,242
Scotts Miracle-Gro Co.
5.25%, 12/15/2026	100,000	105,625
Service Corp. International
5.38%, 05/15/2024	150,000	158,438
ServiceMaster Co. LLC
5.13%, 11/15/2024(a)	100,000	101,750
Total Consumer Discretionary		1,982,013

Consumer Staples (3.23%)
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.
5.88%, 01/15/2024	100,000	106,500
Spectrum Brands, Inc.
5.75%, 07/15/2025	110,000	116,050
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	150,000	157,688
Total Consumer Staples		380,238

Energy (10.28%)
Andeavor Logistics LP / Tesoro Logistics Finance Corp.
6.38%, 05/01/2024	125,000	136,250
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	125,000	142,500
CNX Resources Corp.
5.88%, 04/15/2022	50,000	51,375
Continental Resources, Inc.
5.00%, 09/15/2022	125,000	127,813
DCP Midstream Operating LP
3.88%, 03/15/2023	100,000	100,250
Newfield Exploration Co.
5.75%, 01/30/2022	200,000	214,749
Range Resources Corp.
5.00%, 08/15/2022	35,000	35,044
5.00%, 03/15/2023	35,000	34,825
Southwestern Energy Co.
6.70%, 01/23/2025	97,000	101,123
Targa Resources Partners LP / Targa Resources Partners Finance Corp
5.00%, 01/15/2028(a)	50,000	49,813
Transocean, Inc.
9.00%, 07/15/2023(a)	50,000	54,188

See Notes to Financial Statements.

 20 | November 30, 2017

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2017

Security Description	Principal Amount	Value
Energy (continued)
Weatherford International, Ltd.
9.63%, 03/01/2019	$150,000	$160,499
Total Energy		1,208,429

Financials (10.46%)
Aircastle, Ltd.
4.13%, 05/01/2024	65,000	66,615
Ally Financial, Inc.
5.75%, 11/20/2025	150,000	164,999
CIT Group, Inc.
5.00%, 08/15/2022	136,000	145,690
Equinix, Inc.
5.75%, 01/01/2025	100,000	107,625
First Data Corp.
5.38%, 08/15/2023(a)	125,000	130,000
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
6.00%, 08/01/2020	150,000	154,594
5.88%, 02/01/2022	25,000	25,656
Iron Mountain, Inc.
5.75%, 08/15/2024	200,000	205,749
iStar, Inc.
5.25%, 09/15/2022	100,000	101,375
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	125,000	128,281
Total Financials		1,230,584

Health Care (7.15%)
Centene Corp.
4.75%, 05/15/2022	76,000	79,269
6.13%, 02/15/2024	100,000	107,249
DaVita, Inc.
5.00%, 05/01/2025	100,000	100,280
HCA, Inc.
5.00%, 03/15/2024	150,000	157,875
HealthSouth Corp.
5.75%, 11/01/2024	125,000	128,438
LifePoint Health, Inc.
5.38%, 05/01/2024	65,000	63,944
Tenet Healthcare Corp.
4.75%, 06/01/2020	150,000	153,795
Valeant Pharmaceuticals International, Inc.
5.38%, 03/15/2020(a)	50,000	49,688
Total Health Care		840,538

Industrials (7.41%)
Bombardier, Inc.
7.75%, 03/15/2020(a)	100,000	108,084
CNH Industrial NV
4.50%, 08/15/2023	100,000	105,375
Terex Corp.
5.63%, 02/01/2025(a)	100,000	105,688
Security Description	Principal Amount	Value
Industrials (continued)
TransDigm, Inc.
6.00%, 07/15/2022	$100,000	$103,375
United Rentals North America, Inc.
5.88%, 09/15/2026	150,000	161,999
WESCO Distribution, Inc.
5.38%, 06/15/2024	150,000	155,625
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	125,000	131,094
Total Industrials		871,240

Materials (19.86%)
AK Steel Corp.
7.50%, 07/15/2023	100,000	109,000
Ashland LLC
4.75%, 08/15/2022	150,000	156,750
Ball Corp.
5.25%, 07/01/2025	150,000	164,812
BWAY Holding Co.
5.50%, 04/15/2024(a)	100,000	104,500
Cascades, Inc.
5.50%, 07/15/2022(a)	150,000	155,438
Chemours Co.
7.00%, 05/15/2025	150,000	164,812
Crown Americas LLC / Crown
Americas Capital Corp. V
4.25%, 09/30/2026	100,000	100,750
Freeport-McMoRan, Inc.
6.50%, 11/15/2020	100,000	102,004
3.88%, 03/15/2023	75,000	74,520
Glencore Funding LLC
4.00%, 03/27/2027(a)	150,000	149,072
Graphic Packaging International, Inc.
4.88%, 11/15/2022	100,000	106,875
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022(a)	150,000	157,875
Plastipak Holdings, Inc.
6.25%, 10/15/2025(a)	50,000	51,125
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023(a)	65,000	67,519
Silgan Holdings, Inc.
4.75%, 03/15/2025(a)	150,000	154,500
Steel Dynamics, Inc.
5.00%, 12/15/2026	100,000	105,938
Teck Resources, Ltd.
8.50%, 06/01/2024(a)	125,000	142,188
USG Corp.
4.88%, 06/01/2027(a)	150,000	157,125
Vale Overseas, Ltd.
5.88%, 06/10/2021	100,000	109,875
Total Materials		2,334,678

See Notes to Financial Statements.

 21 | November 30, 2017

RiverFront Dynamic Unconstrained Income ETF

Schedule of Investments	November 30, 2017

Security Description	Principal Amount	Value
Technology (4.61%)
Dell International LLC / EMC Corp.
5.88%, 06/15/2021(a)	$50,000	$52,125
7.13%, 06/15/2024(a)	50,000	54,372
6.02%, 06/15/2026(a)	50,000	55,056
j2 Cloud Services LLC / j2 Global Co.- Obligor, Inc.
6.00%, 07/15/2025(a)	25,000	26,125
NCR Corp.
5.00%, 07/15/2022	100,000	102,000
SS&C Technologies Holdings, Inc.
5.88%, 07/15/2023	150,000	159,375
Western Digital Corp.
10.50%, 04/01/2024	80,000	93,120
Total Technology		542,173

Utilities (4.12%)
AES Corp.
5.13%, 09/01/2027	100,000	103,500
AmeriGas Partners LP / AmeriGas Finance Corp.
5.75%, 05/20/2027	150,000	152,250
Calpine Corp.
5.38%, 01/15/2023	60,000	60,000
Dynegy, Inc.
7.38%, 11/01/2022	60,000	64,275
NRG Energy, Inc.
6.63%, 03/15/2023	100,000	103,960
Total Utilities		483,985

TOTAL CORPORATE BONDS
(Cost $11,152,871)		11,314,461

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.50%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $293,674)	0.970%	293,674	293,674

TOTAL SHORT TERM INVESTMENTS
(Cost $293,674)			293,674

TOTAL INVESTMENTS (98.72%)
(Cost $11,446,545)			$11,608,135

NET OTHER ASSETS AND LIABILITIES (1.28%)			151,166

NET ASSETS (100.00%)			$11,759,301
(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,332,953, representing 28.34% of net assets.

See Notes to Financial Statements.

 22 | November 30, 2017

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.75%)
Consumer Discretionary (9.95%)
Amazon.com, Inc.(a)	609	$716,641
Best Buy Co., Inc.	7,721	460,249
Comcast Corp., Class A	13,109	492,112
Darden Restaurants, Inc.	5,907	498,078
Dunkin' Brands Group, Inc.	4,725	282,083
Ford Motor Co.	60,540	757,960
Garmin, Ltd.	5,184	321,823
International Game Technology PLC	30,245	831,434
Meredith Corp.	8,211	559,580
Target Corp.	10,884	651,952
Time Warner, Inc.	3,989	365,033
Total Consumer Discretionary		5,936,945

Consumer Staples (8.88%)
Avon Products, Inc.(a)	78,217	154,870
Bob Evans Farms, Inc.	6,057	472,688
CVS Health Corp.	12,200	934,520
Flowers Foods, Inc.	39,099	781,198
PepsiCo, Inc.	4,686	546,013
Philip Morris International, Inc.	3,515	361,166
SUPERVALU, Inc.(a)	19,664	359,458
Wal-Mart Stores, Inc.	17,346	1,686,551
Total Consumer Staples		5,296,464

Energy (7.25%)
Apache Corp.	8,446	353,296
Chevron Corp.	5,316	632,551
EOG Resources, Inc.	6,487	663,750
Exxon Mobil Corp.	9,202	766,434
Occidental Petroleum Corp.	6,075	428,288
ONEOK, Inc.	8,137	422,310
Phillips 66	5,244	511,605
Williams Cos., Inc.	18,701	543,264
Total Energy		4,321,498

Financials (17.63%)
Ameriprise Financial, Inc.	3,338	544,862
Bank of America Corp.	23,317	656,840
East West Bancorp, Inc.	7,356	452,688
Federated Investors, Inc., Class B	12,325	413,627
First American Financial Corp.	13,668	759,804
Greenhill & Co., Inc.	20,504	416,231
Hartford Financial Services Group, Inc.	16,289	935,640
JPMorgan Chase & Co.	9,312	973,290
MetLife, Inc.	8,532	457,998
Old Republic International Corp.	19,405	406,923
People's United Financial, Inc.	16,615	316,017
Progressive Corp.	6,600	350,988
Prudential Financial, Inc.	3,947	457,220
S&P Global, Inc.	2,991	494,951
SunTrust Banks, Inc.	7,755	477,941
Security Description	Shares	Value
Financials (continued)
T Rowe Price Group, Inc.	9,970	$1,026,113
Wells Fargo & Co.	17,170	969,590
XL Group, Ltd.	10,449	405,630
Total Financials		10,516,353

Health Care (12.28%)
AbbVie, Inc.	4,181	405,223
Aetna, Inc.	3,824	689,008
AmerisourceBergen Corp.	7,768	658,882
Amgen, Inc.	2,626	461,283
Cigna Corp.	3,702	783,824
Gilead Sciences, Inc.	11,685	873,804
HealthSouth Corp.	22,832	1,140,459
Kindred Healthcare, Inc.	41,467	304,782
McKesson Corp.	2,698	398,603
PDL BioPharma, Inc.(a)	182,315	530,537
Pfizer, Inc.	29,735	1,078,191
Total Health Care		7,324,596

Industrials (8.27%)
Boeing Co.	3,459	957,451
Brink's Co.	6,552	529,729
Caterpillar, Inc.	3,757	530,301
Cummins, Inc.	2,496	417,830
Eaton Corp. PLC	9,651	750,655
Emerson Electric Co.	7,253	470,139
MSA Safety, Inc.	4,395	377,970
RR Donnelley & Sons Co.	48,224	452,823
Timken Co.	8,875	442,863
Total Industrials		4,929,761

Information Technology (23.31%)
Analog Devices, Inc.	7,963	685,694
Apple, Inc.	14,461	2,485,124
Applied Materials, Inc.	20,218	1,066,904
Broadcom, Ltd.	1,668	463,604
Cognizant Technology Solutions Corp., Class A	12,161	878,997
Facebook, Inc., Class A(a)	1,047	185,507
HP, Inc.	22,996	493,264
Intel Corp.	7,343	329,260
InterDigital, Inc.	6,471	492,443
Lam Research Corp.	3,031	582,952
Leidos Holdings, Inc.	12,671	805,495
Maxim Integrated Products, Inc.	8,825	461,812
Microchip Technology, Inc.	5,961	518,547
Micron Technology, Inc.(a)	16,419	696,001
NetApp, Inc.	9,626	543,965
NVIDIA Corp.	4,160	834,954
Texas Instruments, Inc.	11,828	1,150,747
Western Digital Corp.	6,792	535,617
Xilinx, Inc.	9,913	689,053
Total Information Technology		13,899,940

See Notes to Financial Statements.

 23 | November 30, 2017

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Materials (2.52%)
Avery Dennison Corp.	3,908	$445,981
Compass Minerals International, Inc.	4,481	312,550
LyondellBasell Industries NV, Class A	7,130	746,511
Total Materials		1,505,042

Real Estate (2.65%)
Core Civic, Inc.	9,505	223,463
LaSalle Hotel Properties	18,118	515,276
Macerich Co.	3,571	231,222
Washington Prime Group, Inc.	85,726	609,512
Total Real Estate		1,579,473

Telecommunication Services (3.39%)
AT&T, Inc.	29,526	1,074,155
CenturyLink, Inc.	23,745	346,440
Verizon Communications, Inc.	11,867	603,912
Total Telecommunication Services		2,024,507

Utilities (3.62%)
American Electric Power Co., Inc.	3,061	237,625
Consolidated Edison, Inc.	7,570	674,033
Duke Energy Corp.	3,094	275,923
Entergy Corp.	6,331	547,505
FirstEnergy Corp.	6,862	234,269
Southern Co.	3,700	189,440
Total Utilities		2,158,795

TOTAL COMMON STOCKS
(Cost $53,100,399)		59,493,374

TOTAL INVESTMENTS (99.75%)
(Cost $53,100,399)		$59,493,374

NET OTHER ASSETS AND LIABILITIES (0.25%)		150,571

NET ASSETS (100.00%)		$59,643,945

(a)	Non income producing security.

See Notes to Financial Statements.

 24 | November 30, 2017

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.83%)
Consumer Discretionary (14.20%)
Amazon.com, Inc.(a)	386	$454,226
American Public Education, Inc.(a)	2,702	72,549
Best Buy Co., Inc.	4,498	268,126
Boyd Gaming Corp.	3,069	97,870
Darden Restaurants, Inc.	4,839	408,024
Dave & Buster's Entertainment, Inc.(a)	1,544	81,878
Delphi Automotive PLC	2,603	272,456
Dollar General Corp.	2,640	232,531
Entercom Communications Corp., Class A	4,891	56,736
EW Scripps Co., Class A(a)	3,043	45,858
Five Below, Inc.(a)	1,815	112,167
Ford Motor Co.	29,259	366,323
GameStop Corp., Class A	2,555	47,906
International Game Technology PLC	43,611	1,198,867
JC Penney Co., Inc.(a)(b)	24,420	80,830
La-Z-Boy, Inc.	3,987	131,172
Michaels Cos., Inc.(a)	4,515	97,524
Netflix, Inc.(a)	2,806	526,349
Priceline Group, Inc.(a)	70	121,780
RH(a)	5,900	598,201
Sally Beauty Holdings, Inc.(a)	4,823	82,232
Steven Madden, Ltd.(a)	2,297	98,197
Wyndham Worldwide Corp.	2,756	309,747
Total Consumer Discretionary		5,761,549

Consumer Staples (7.16%)
Avon Products, Inc.(a)	117,808	233,260
Bob Evans Farms, Inc.	5,684	443,579
Boston Beer Co., Inc., Class A(a)	723	130,032
CVS Health Corp.	5,623	430,722
Flowers Foods, Inc.	8,239	164,615
Ingredion, Inc.	767	106,214
Kimberly-Clark Corp.	620	74,251
Kroger Co.	1,727	44,660
PepsiCo, Inc.	1,896	220,922
Tyson Foods, Inc., Class A	4,679	384,848
United Natural Foods, Inc.(a)	3,570	171,431
Wal-Mart Stores, Inc.	5,140	499,763
Total Consumer Staples		2,904,297

Energy (4.32%)
Bill Barrett Corp.(a)	9,658	56,499
Chevron Corp.	2,960	352,210
Ensco PLC, Class A	15,434	82,881
Exxon Mobil Corp.	2,365	196,981
Green Plains, Inc.	2,069	34,863
Kinder Morgan, Inc.	13,367	230,313
Occidental Petroleum Corp.	2,065	145,583
Rowan Cos. PLC, Class A(a)	4,077	58,994
Transocean, Ltd.(a)(b)	23,506	238,351
Security Description	Shares	Value
Energy (continued)
Unit Corp.(a)	2,142	$45,817
Williams Cos., Inc.	10,738	311,939
Total Energy		1,754,431

Financials (15.94%)
American Express Co.	5,462	533,692
Brookline Bancorp, Inc.	5,225	84,123
Capital One Financial Corp.	1,863	171,396
Capstead Mortgage Corp.	7,558	68,551
Citigroup, Inc.	5,016	378,708
CNO Financial Group, Inc.	4,926	124,184
E*TRADE Financial Corp(a)	19,955	960,634
East West Bancorp, Inc.	3,553	218,652
Everest Re Group, Ltd.	408	89,597
EZCORP, Inc., Class A(a)	10,278	123,850
First American Financial Corp.	3,601	200,180
First Financial Bankshares, Inc.	2,414	114,544
Goldman Sachs Group, Inc.	1,963	486,117
Northern Trust Corp.	3,954	386,622
Old Republic International Corp.	3,311	69,432
Progressive Corp.	5,341	284,034
Prudential Financial, Inc.	3,443	398,837
Signature Bank(a)	198	27,181
SLM Corp.(a)	9,802	113,409
T Rowe Price Group, Inc.	3,735	384,406
Virtus Investment Partners, Inc.	426	51,141
Washington Federal, Inc.	11,621	404,411
Wells Fargo & Co.	6,121	345,653
Wintrust Financial Corp.	638	53,496
XL Group, Ltd.	10,157	394,295
Total Financials		6,467,145

Health Care (10.13%)
ANI Pharmaceuticals, Inc.(a)	767	54,541
Centene Corp.(a)	3,521	359,459
Chemed Corp.	330	81,160
Cigna Corp.	3,031	641,754
Community Health Systems, Inc.(a)	11,077	50,400
CR Bard, Inc.	568	190,814
DaVita, Inc.(a)	3,866	236,058
Endo International PLC(a)	33,268	244,187
Express Scripts Holding Co.(a)	5,496	358,229
Gilead Sciences, Inc.	6,950	519,721
HCA Healthcare, Inc.(a)	2,236	190,060
Hologic, Inc.(a)	1,438	59,993
Humana, Inc.	1,177	307,032
Lannett Co., Inc.(a)(b)	2,049	54,196
Mallinckrodt PLC(a)	7,791	170,000
McKesson Corp.	2,655	392,250
OraSure Technologies, Inc.(a)	4,634	76,693
Supernus Pharmaceuticals, Inc.(a)	1,753	66,263
United Therapeutics Corp.(a)	450	58,496
Total Health Care		4,111,306

See Notes to Financial Statements.

 25 | November 30, 2017

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Industrials (14.58%)
AO Smith Corp.	910	$57,712
Boeing Co.	2,118	586,262
Brink's Co.	5,037	407,241
Carlisle Cos., Inc.	1,208	138,884
Curtiss-Wright Corp.	4,140	514,188
Delta Air Lines, Inc.	3,875	205,065
Engility Holdings, Inc.(a)	3,153	92,036
Hub Group, Inc., Class A(a)	881	42,112
JetBlue Airways Corp.(a)	3,972	85,279
L3 Technologies, Inc.	1,329	263,926
ManpowerGroup, Inc.	788	101,573
Regal Beloit Corp.	609	46,863
RR Donnelley & Sons Co.	32,345	303,720
Saia, Inc.(a)	1,758	115,676
Timken Co.	20,182	1,007,082
United Rentals, Inc.(a)	10,076	1,606,920
Waste Management, Inc.	4,159	342,078
Total Industrials		5,916,617

Information Technology (27.05%)
Adobe Systems, Inc.(a)	2,003	363,484
Alphabet, Inc., Class C(a)	396	404,478
Analog Devices, Inc.	4,063	349,865
Apple, Inc.	8,560	1,471,035
Applied Materials, Inc.	9,263	488,809
ARRIS International PLC(a)	3,522	105,554
Benchmark Electronics, Inc.(a)	2,645	80,673
Cognex Corp.	3,566	494,141
DHI Group, Inc.(a)	12,256	22,674
Diodes, Inc.(a)	3,489	102,228
DXC Technology Co.	2,448	235,351
Facebook, Inc., Class A(a)	5,416	959,606
IPG Photonics Corp.(a)	2,161	494,826
Lam Research Corp.	2,641	507,944
Manhattan Associates, Inc.(a)	2,449	108,613
Microchip Technology, Inc.	2,886	251,053
Micron Technology, Inc.(a)	12,343	523,220
Microsoft Corp.	5,350	450,310
MoneyGram International, Inc.(a)	23,324	332,134
NCR Corp.(a)	2,522	78,913
NetApp, Inc.	5,188	293,174
NETGEAR, Inc.(a)	1,427	73,491
NVIDIA Corp.	2,245	450,594
PayPal Holdings, Inc.(a)	7,613	576,531
Photronics, Inc.(a)	10,448	100,823
Skyworks Solutions, Inc.	2,763	289,397
Synchronoss Technologies, Inc.(a)	9,407	94,446
Take-Two Interactive Software, Inc.(a)	3,827	426,902
Tech Data Corp.(a)	4,217	407,784
TTM Technologies, Inc.(a)	4,281	69,909
Western Digital Corp.	4,271	336,811
Xperi Corp.	1,733	33,447
Total Information Technology		10,978,220
Security Description	Shares	Value
Materials (1.79%)
Cabot Corp.	2,992	$183,230
Greif, Inc., Class A	1,703	92,933
Koppers Holdings, Inc.(a)	2,438	121,656
Owens-Illinois, Inc.(a)	9,253	224,108
Scotts Miracle-Gro Co., Class A	386	38,175
TimkenSteel Corp.(a)	4,329	65,368
Total Materials		725,470

Real Estate (1.26%)
Jones Lang LaSalle, Inc.	515	78,532
LTC Properties, Inc.	2,006	91,955
Quality Care Properties, Inc.(a)	10,908	160,238
RMR Group, Inc., Class A	1,375	82,844
Washington Prime Group, Inc.	13,562	96,426
Total Real Estate		509,995

Telecommunication Services (2.01%)
AT&T, Inc.	9,711	353,286
Iridium Communications, Inc.(a)(b)	4,789	59,144
Telephone & Data Systems, Inc.	2,681	74,237
Verizon Communications, Inc.	6,459	328,699
Total Telecommunication Services		815,366

Utilities (1.39%)
Avangrid, Inc.	928	49,249
Consolidated Edison, Inc.	1,448	128,931
Dominion Energy, Inc.	729	61,331
Duke Energy Corp.	1,045	93,193
Great Plains Energy, Inc.	1,787	61,312
PG&E Corp.	1,752	95,028
Southern Co.	1,457	74,598
Total Utilities		563,642

TOTAL COMMON STOCKS
(Cost $35,607,310)		40,508,038

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.31%)
Money Market Fund (0.03%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $14,031)	0.970%	14,031	14,031
Investments Purchased with Collateral from Securities Loaned (0.28%)
State Street Navigator Securities Lending Government Money Market Portfolio, 1.04%
(Cost 111,744)	111,744		111,744

See Notes to Financial Statements.

 26 | November 30, 2017

RiverFront Dynamic US Flex-Cap ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
TOTAL SHORT TERM INVESTMENTS
(Cost $125,775)		$125,775

TOTAL INVESTMENTS (100.14%)
(Cost $35,733,085)		$40,633,813

NET OTHER ASSETS AND LIABILITIES (-0.14%)		(57,543)

NET ASSETS (100.00%)		$40,576,270

(a)	Non income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $141,563.

See Notes to Financial Statements.

 27 | November 30, 2017

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2017

Security Description	Principal Amount	Value
CORPORATE BONDS (91.71%)
Communications (10.26%)
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13%, 05/01/2027(a)	$3,400,000	$3,376,625
CenturyLink, Inc.
5.63%, 04/01/2020	2,800,000	2,817,500
DISH DBS Corp.
7.88%, 09/01/2019	6,500,000	6,972,615
Lamar Media Corp.
5.00%, 05/01/2023	4,500,000	4,657,500
5.38%, 01/15/2024	500,000	527,500
Sprint Communications, Inc.
9.00%, 11/15/2018(a)	1,113,000	1,176,998
7.00%, 08/15/2020	4,500,000	4,815,000
T-Mobile USA, Inc.
6.13%, 01/15/2022	2,000,000	2,075,000
6.50%, 01/15/2024	3,000,000	3,191,250
VeriSign, Inc.
5.25%, 04/01/2025	4,600,000	5,031,250
Total Communications		34,641,238

Consumer Discretionary (14.69%)
ADT Corp.
6.25%, 10/15/2021	5,390,000	5,955,950
Aramark Services, Inc.
5.13%, 01/15/2024	4,500,000	4,758,750
DR Horton, Inc.
4.38%, 09/15/2022	6,640,000	7,034,321
Goodyear Tire & Rubber Co.
5.13%, 11/15/2023	7,000,000	7,279,999
Hanesbrands, Inc.
4.63%, 05/15/2024(a)	3,265,000	3,342,544
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.63%, 04/01/2025	5,050,000	5,233,063
International Game Technology PLC
6.25%, 02/15/2022(a)	4,000,000	4,385,000
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.00%, 06/01/2024(a)	5,087,000	5,341,350
Scotts Miracle-Gro Co.
6.00%, 10/15/2023	581,000	620,944
5.25%, 12/15/2026	783,000	827,044
Service Corp. International
5.38%, 01/15/2022	3,000,000	3,084,375
5.38%, 05/15/2024	1,675,000	1,769,219
Total Consumer Discretionary		49,632,559

Consumer Staples (7.39%)
Dollar Tree, Inc.
5.75%, 03/01/2023	6,000,000	6,307,500
Security Description	Principal Amount	Value
Consumer Staples (continued)
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.
4.88%, 05/01/2021	$1,400,000	$1,428,000
5.88%, 01/15/2024	6,189,000	6,591,285
Spectrum Brands, Inc.
5.75%, 07/15/2025	5,100,000	5,380,500
TreeHouse Foods, Inc.
6.00%, 02/15/2024(a)	5,000,000	5,256,250
Total Consumer Staples		24,963,535

Energy (14.81%)
Andeavor
5.38%, 10/01/2022	8,044,000	8,262,700
Andeavor Logistics LP / Tesoro Logistics Finance Corp.
5.88%, 10/01/2020	1,585,000	1,610,855
6.13%, 10/15/2021	1,000,000	1,030,630
Cheniere Corpus Christi Holdings LLC
7.00%, 06/30/2024	3,396,000	3,871,440
Concho Resources, Inc.
4.38%, 01/15/2025	4,000,000	4,175,000
Continental Resources, Inc.
5.00%, 09/15/2022	4,200,000	4,294,500
DCP Midstream Operating LP
5.35%, 03/15/2020(a)	4,550,000	4,732,000
Kinder Morgan Energy Partners LP
5.00%, 10/01/2021	6,500,000	6,945,678
MPLX LP
5.50%, 02/15/2023	2,000,000	2,060,082
Newfield Exploration Co.
5.75%, 01/30/2022	7,000,000	7,516,250
Range Resources Corp.
5.75%, 06/01/2021	1,490,000	1,549,600
5.00%, 08/15/2022	510,000	510,638
Southwestern Energy Co.
4.10%, 03/15/2022	1,200,000	1,185,000
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
5.25%, 05/01/2023	2,140,000	2,198,850
6.75%, 03/15/2024	84,000	90,615
Total Energy		50,033,838

Financials (8.46%)
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust
4.63%, 10/30/2020	3,881,000	4,084,315
Aircastle, Ltd.
6.25%, 12/01/2019	3,000,000	3,196,500
5.13%, 03/15/2021	2,000,000	2,125,000
Ally Financial, Inc.
4.75%, 09/10/2018	3,200,000	3,256,000
4.25%, 04/15/2021	1,000,000	1,038,750

See Notes to Financial Statements.

 28 | November 30, 2017

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2017

Security Description	Principal Amount	Value
Financials (continued)
CIT Group, Inc.
5.00%, 08/15/2022	$3,600,000	$3,856,500
iStar, Inc.
4.63%, 09/15/2020	1,150,000	1,170,125
Navient Corp.
8.45%, 06/15/2018	900,000	930,150
5.50%, 01/15/2019	2,900,000	2,978,300
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022(a)	5,800,000	5,952,250
Total Financials		28,587,890

Health Care (4.09%)
DaVita, Inc.
5.75%, 08/15/2022	4,000,000	4,124,500
HCA, Inc.
5.88%, 03/15/2022	4,100,000	4,453,625
Hologic, Inc.
5.25%, 07/15/2022(a)	5,000,000	5,237,500
Total Health Care		13,815,625

Industrials (5.59%)
United Rentals North America, Inc.
5.75%, 11/15/2024	4,500,000	4,764,375
WESCO Distribution, Inc.
5.38%, 12/15/2021	8,750,000	8,979,688
XPO Logistics, Inc.
6.50%, 06/15/2022(a)	4,900,000	5,138,875
Total Industrials		18,882,938

Materials (20.23%)
AK Steel Corp.
7.50%, 07/15/2023	3,000,000	3,270,000
Ashland LLC
4.75%, 08/15/2022	4,300,000	4,493,500
Ball Corp.
5.00%, 03/15/2022	7,606,000	8,195,464
Cascades, Inc.
5.50%, 07/15/2022(a)	4,889,000	5,066,226
5.75%, 07/15/2023(a)	1,000,000	1,055,000
Celanese US Holdings LLC
5.88%, 06/15/2021	6,920,000	7,607,858
Crown Americas LLC / Crown Americas Capital Corp. IV
4.50%, 01/15/2023	1,323,000	1,384,784
Glencore Funding LLC
4.63%, 04/29/2024(a)	1,000,000	1,054,355
Graphic Packaging International, Inc.
4.75%, 04/15/2021	645,000	680,798
4.88%, 11/15/2022	4,615,000	4,932,281
4.13%, 08/15/2024	500,000	523,750
Huntsman International LLC
4.88%, 11/15/2020	6,000,000	6,300,000
Security Description	Principal Amount	Value
Materials (continued)
Owens-Brockway Glass Container, Inc.
5.00%, 01/15/2022(a)	$6,145,000	$6,467,613
Silgan Holdings, Inc.
5.00%, 04/01/2020	4,332,000	4,364,490
4.75%, 03/15/2025(a)	2,176,000	2,241,280
Steel Dynamics, Inc.
4.13%, 09/15/2025(a)	1,910,000	1,919,550
USG Corp.
5.50%, 03/01/2025(a)	4,034,000	4,331,508
Vale Overseas, Ltd.
5.88%, 06/10/2021	4,000,000	4,395,000
Total Materials		68,283,457

Technology (3.35%)
Flex, Ltd.
5.00%, 02/15/2023	5,682,000	6,108,854
SS&C Technologies Holdings, Inc.
5.88%, 07/15/2023	4,900,000	5,206,250
Total Technology		11,315,104

Utilities (2.84%)
AES Corp.
8.00%, 06/01/2020	1,121,000	1,275,138
5.50%, 03/15/2024	3,900,000	4,104,750
AmeriGas Partners LP / AmeriGas Finance Corp.
5.63%, 05/20/2024	4,025,000	4,226,250
Total Utilities		9,606,138

TOTAL CORPORATE BONDS
(Cost $302,664,997)		309,762,322

GOVERNMENT BONDS (2.89%)
United States Treasury Inflation Indexed Bonds
2.13%, 02/15/2040	7,706,745	9,767,559

TOTAL GOVERNMENT BONDS
(Cost $9,413,720)		9,767,559

Security Description	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.16%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $14,040,524)	0.970%	14,056,480	14,040,524

TOTAL SHORT TERM INVESTMENTS
(Cost $14,040,524)			14,040,524

See Notes to Financial Statements.

 29 | November 30, 2017

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2017

Security Description	Value
TOTAL INVESTMENTS (98.76%)
(Cost $326,119,241)	$333,570,405

NET OTHER ASSETS AND LIABILITIES (1.24%)	4,198,861

NET ASSETS (100.00%)	$337,769,266

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $66,074,924, representing 19.56% of net assets.

See Notes to Financial Statements.

 30 | November 30, 2017

RiverFront ETFs

Statement of Assets and Liabilities	November 30, 2017

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value	$47,578,226	$11,608,135	$59,493,374	$40,633,813	$333,570,405
Cash	–	485	–	–	6,000
Interest receivable	403,182	155,612	–	–	4,337,201
Dividend receivable	–	–	190,359	70,431	–
Total Assets	47,981,408	11,764,232	59,683,733	40,704,244	337,913,606

LIABILITIES:
Payable to adviser	19,706	4,931	23,955	16,230	44,007
Payable for investments purchased	–	–	371	–	100,333
Due to custodian	–	–	15,462	–	–
Payable for collateral upon return of securities loaned	–	–	–	111,744	–
Total Liabilities	19,706	4,931	39,788	127,974	144,340
NET ASSETS	$47,961,702	$11,759,301	$59,643,945	$40,576,270	$337,769,266

NET ASSETS CONSIST OF:
Paid-in capital	$47,984,472	$11,557,291	$53,825,109	$36,655,503	$338,765,299
Accumulated net investment income	8,013	1,356	25,697	17,211	35,631
Accumulated net realized gain/(loss)	(75,875)	39,064	(599,836)	(997,172)	(8,482,828)
Net unrealized appreciation	45,092	161,590	6,392,975	4,900,728	7,451,164
NET ASSETS	$47,961,702	$11,759,301	$59,643,945	$40,576,270	$337,769,266

INVESTMENTS, AT COST	$47,533,134	$11,446,545	$53,100,399	$35,733,085	$326,119,241

PRICING OF SHARES
Net Assets	$47,961,702	$11,759,301	$59,643,945	$40,576,270	$337,769,266
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,950,000	450,000	1,900,002	1,250,002	13,400,000
Net Asset Value, offering and redemption price per share	$24.60	$26.13	$31.39	$32.46	$25.21

See Notes to Financial Statements.

 31 | November 30, 2017

RiverFront ETFs

Statement of Operations	For the Year Ended November 30, 2017

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex-Cap ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$764,938	$450,997	$–	$–	$14,433,683
Dividends(a)	13,662	3,130	958,235	393,409	145,742
Securities Lending Income	–	–	461	11,801	–
Total Investment Income	778,600	454,127	958,696	405,210	14,579,425

EXPENSES:
Investment adviser and sub-adviser fees (note 3)	149,192	44,857	184,210	134,175	1,466,870
Total Expenses before waiver/reimbursement	149,192	44,857	184,210	134,175	1,466,870
Less fees waived/reimbursed by sub-adviser (note 3)	–	–	–	–	(956,629)
Net Expenses	149,192	44,857	184,210	134,175	510,241
NET INVESTMENT INCOME	629,408	409,270	774,486	271,035	14,069,184

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(27,864)	40,613	553,688	210,734	1,790,752
Net realized loss on foreign currency transactions	–	–	–	(78)	–
NET REALIZED GAIN/(LOSS)	(27,864)	40,613	553,688	210,656	1,790,752
Net change in unrealized appreciation on investments	168,683	43,582	5,893,754	4,586,568	136,438
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	–	–	–	5	–
NET CHANGE IN UNREALIZED APPRECIATION	168,683	43,582	5,893,754	4,586,573	136,438
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	140,819	84,195	6,447,442	4,797,229	1,927,190
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$770,227	$493,465	$7,221,928	$5,068,264	$15,996,374

(a)	Net of foreign tax withholding in the amounts of $330, $0, $641, $295 and $0 respectively.

See Notes to Financial Statements.

 32 | November 30, 2017

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
OPERATIONS:
Net investment income	$629,408	$33,215
Net realized loss	(27,864)	(47,984)
Net change in unrealized appreciation/(depreciation)	168,683	(123,591)
Net Increase/(Decrease) in net assets resulting from operations	770,227	(138,360)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(621,587)	(33,050)
Total distributions	(621,587)	(33,050)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	41,731,911	6,252,561
Net increase from share transactions	41,731,911	6,252,561

Net increase in net assets	41,880,551	6,081,151

NET ASSETS:
Beginning of period	6,081,151	–
End of period*	$47,961,702	$6,081,151

*Including accumulated net investment income of:	$8,013	$192

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	250,000	–
Shares sold	1,700,000	250,000
Shares redeemed	–	–
Shares outstanding, end of period	1,950,000	250,000

See Notes to Financial Statements.

 33 | November 30, 2017

RiverFront Dynamic Unconstrained Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
OPERATIONS:
Net investment income	$409,270	$126,700
Net realized gain/(loss)	40,613	(8,757)
Net change in unrealized appreciation	43,582	118,008
Net increase in net assets resulting from operations	493,465	235,951

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(408,541)	(126,123)
Total distributions	(408,541)	(126,123)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	9,141,531	5,000,000
Shares redeemed	(2,576,982)	–
Net increase from share transactions	6,564,549	5,000,000

Net increase in net assets	6,649,473	5,109,828

NET ASSETS:
Beginning of period	5,109,828	–
End of period*	$11,759,301	$5,109,828

*Including accumulated net investment income of:	$1,356	$627

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	200,000	–
Shares sold	350,000	200,000
Shares redeemed	(100,000)	–
Shares outstanding, end of period	450,000	200,000

See Notes to Financial Statements

 34 | November 30, 2017

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
OPERATIONS:
Net investment income	$774,486	$73,653
Net realized gain/(loss)	553,688	(22,926)
Net change in unrealized appreciation	5,893,754	499,221
Net increase in net assets resulting from operations	7,221,928	549,948

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(753,106)	(71,278)
Total distributions	(753,106)	(71,278)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	49,651,673	14,111,104
Shares redeemed	(9,773,232)	(1,293,092)
Net increase from share transactions	39,878,441	12,818,012

Net increase in net assets	46,347,263	13,296,682

NET ASSETS:
Beginning of period	13,296,682	–
End of period*	$59,643,945	$13,296,682

*Including accumulated net investment income of:	$25,697	$2,375

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	500,002	–
Shares sold	1,750,000	550,002
Shares redeemed	(350,000)	(50,000)
Shares outstanding, end of period	1,900,002	500,002

See Notes to Financial Statements.

 35 | November 30, 2017

RiverFront Dynamic US Flex-Cap ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
OPERATIONS:
Net investment income	$271,035	$34,328
Net realized gain	210,656	29,610
Net change in unrealized appreciation	4,586,573	314,155
Net increase in net assets resulting from operations	5,068,264	378,093

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(254,258)	(34,580)
Total distributions	(254,258)	(34,580)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	36,346,437	10,289,247
Shares redeemed	(8,637,056)	(2,579,877)
Net increase from share transactions	27,709,381	7,709,370

Net increase in net assets	32,523,387	8,052,883

NET ASSETS:
Beginning of period	8,052,883	–
End of period*	$40,576,270	$8,052,883

*Including accumulated net investment income of:	$17,211	$–

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	300,002	–
Shares sold	1,250,000	400,002
Shares redeemed	(300,000)	(100,000)
Shares outstanding, end of period	1,250,002	300,002

See Notes to Financial Statements.

 36 | November 30, 2017

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$14,069,184	$16,277,993
Net realized gain/(loss)	1,790,752	(1,305,008)
Net change in unrealized appreciation	136,438	13,124,646
Net increase in net assets resulting from operations	15,996,374	28,097,631

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(14,055,252)	(16,281,197)
Total distributions	(14,055,252)	(16,281,197)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	49,315,186	106,134,969
Shares redeemed	(40,002,027)	(255,443,492)
Net increase/(decrease) from share transactions	9,313,159	(149,308,523)

Net increase/(decrease) in net assets	11,254,281	(137,492,089)

NET ASSETS:
Beginning of period	326,514,985	464,007,074
End of period*	$337,769,266	$326,514,985

*Including accumulated net investment income of:	$35,631	$21,699

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	13,050,000	19,050,000
Shares sold	1,950,000	4,400,000
Shares redeemed	(1,600,000)	(10,400,000)
Shares outstanding, end of period	13,400,000	13,050,000

See Notes to Financial Statements.

 37 | November 30, 2017

RiverFront Dynamic Core Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$24.32	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.53	0.24
Net realized and unrealized gain/(loss)	0.23	(0.68)
Total from investment operations	0.76	(0.44)

DISTRIBUTIONS:
From net investment income	(0.48)	(0.24)
Total distributions	(0.48)	(0.24)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.28	(0.68)
NET ASSET VALUE, END OF PERIOD	$24.60	$24.32
TOTAL RETURN(b)	3.15%	(1.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$47,962	$6,081

Ratio of expenses excluding waiver/reimbursement to average net assets	0.51%	0.51	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.51%	0.51	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.15%	2.12	%(c)
Portfolio turnover rate(d)	18%	26%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 38 | November 30, 2017

RiverFront Dynamic Unconstrained Income ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2017	For the Period June 14, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$25.55	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.22	0.63
Net realized and unrealized gain	0.56	0.55
Total from investment operations	1.78	1.18

DISTRIBUTIONS:
From net investment income	(1.20)	(0.63)
Total distributions	(1.20)	(0.63)

NET INCREASE IN NET ASSET VALUE	0.58	0.55
NET ASSET VALUE, END OF PERIOD	$26.13	$25.55
TOTAL RETURN(b)	7.06%	4.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,759	$5,110

Ratio of expenses excluding waiver/reimbursement to average net assets	0.51%	0.51	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.51%	0.51	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	4.65%	5.31	%(c)
Portfolio turnover rate(d)	30%	11%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 39 | November 30, 2017

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$26.59	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.63	0.26
Net realized and unrealized gain	4.76	1.40
Total from investment operations	5.39	1.66

DISTRIBUTIONS:
From net investment income	(0.59)	(0.21)
Total distributions	(0.59)	(0.21)

NET INCREASE IN NET ASSET VALUE	4.80	1.45
NET ASSET VALUE, END OF PERIOD	$31.39	$26.59
TOTAL RETURN(b)	20.49%	6.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$59,644	$13,297

Ratio of expenses excluding waiver/reimbursement to average net assets	0.52%	0.52	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.52%	0.52	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	2.19%	2.13	%(c)
Portfolio turnover rate(d)	54%	45%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 40 | November 30, 2017

RiverFront Dynamic US Flex-Cap ETF

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2017	For the Period June 7, 2016 (Commencement) to November 30, 2016
NET ASSET VALUE, BEGINNING OF PERIOD	$26.84	$25.13

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31	0.17
Net realized and unrealized gain	5.59	1.70
Total from investment operations	5.90	1.87

DISTRIBUTIONS:
From net investment income	(0.28)	(0.16)
Total distributions	(0.28)	(0.16)

NET INCREASE IN NET ASSET VALUE	5.62	1.71
NET ASSET VALUE, END OF PERIOD	$32.46	$26.84
TOTAL RETURN(b)	22.08%	7.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$40,576	$8,053

Ratio of expenses excluding waiver/reimbursement to average net assets	0.52%	0.52	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.52%	0.52	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	1.05%	1.34	%(c)
Portfolio turnover rate(d)	86%	41%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 41 | November 30, 2017

RiverFront Strategic Income Fund

Financial Highlights	For a share outstanding throughout the periods presented

	For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015	For the Year Ended November 30, 2014	For the Period October 8, 2013 (Commencement) to November 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$25.02		$24.36		$25.02	$24.90	$24.42

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.11		1.05		0.88	0.83	0.11
Net realized and unrealized gain/(loss)	0.19		0.71		(0.65)	0.11	0.40
Total from investment operations	1.30		1.76		0.23	0.94	0.51

DISTRIBUTIONS:
From net investment income	(1.11)		(1.10)		(0.87)	(0.82)	(0.03)
From net realized gains	–		–		(0.02)	–	–
Total distributions	(1.11)		(1.10)		(0.89)	(0.82)	(0.03)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.19		0.66		(0.66)	0.12	0.48
NET ASSET VALUE, END OF PERIOD	$25.21		$25.02		$24.36	$25.02	$24.90
TOTAL RETURN(b)	5.29%		7.38%		0.91%	3.80%	2.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$337,769		$326,515		$464,007	$369,065	$97,102

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%		0.46%		0.46%	0.46%	0.46	%(c)
Ratio of expenses including waiver/reimbursement to average net assets	0.16	%(d)	0.17	%(d)	0.22%	0.22%	0.22	%(c)
Ratio of net investment income including expenses waiver/reimbursement to average net assets	4.41%		4.26%		3.54%	3.30%	3.28	%(c)
Portfolio turnover rate(e)	32%		52%		36%	27%	0%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Effective July 1, 2016, the Fund’s management fee consists of a fee of 0.16% paid to the Fund’s investment adviser and a fee of 0.30% paid to the Fund’s sub-adviser. The Fund’s sub-adviser will voluntarily waive all of its 0.30% annual sub-advisory fee payable by the Fund until March 31, 2018.

(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 42 | November 30, 2017

RiverFront ETFs

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consists of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, the RiverFront Dynamic US Flex-Cap ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic Unconstrained Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Dynamic US Flex-Cap ETF Fund is to seek to provide capital appreciation. The Fund is considered non diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. Each Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

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Notes to Financial Statements	November 30, 2017

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF, the RiverFront Dynamic Unconstrained Income ETF, and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

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Notes to Financial Statements	November 30, 2017

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2017:

RiverFront Dynamic Core Income ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$44,958,184	$–	$44,958,184
Government Bonds	–	1,085,284	–	1,085,284
Short Term Investments	1,534,758	–	–	1,534,758
TOTAL	$1,534,758	$46,043,468	$–	$47,578,226

RiverFront Dynamic Unconstrained Income ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$11,314,461	$–	$11,314,461
Short Term Investments	293,674	–	–	293,674
TOTAL	$293,674	$11,314,461	$–	$11,608,135

RiverFront Dynamic US Dividend Advantage ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$59,493,374	$–	$–	$59,493,374
TOTAL	$59,493,374	$–	$–	$59,493,374

RiverFront Dynamic US Flex-Cap ETF

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$40,508,038	$–	$–	$40,508,038
Short Term Investments
Money Market Fund	14,031	–	–	14,031
Investments Purchased with Collateral from Securities Loaned	111,744	–	–	111,744
TOTAL	$40,633,813	$–	$–	$40,633,813

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Notes to Financial Statements	November 30, 2017

RiverFront Strategic Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$309,762,322	$–	$309,762,322
Government Bonds	–	9,767,559	–	9,767,559
Short Term Investments	14,056,480	–	–	14,056,480
TOTAL	$14,056,480	$319,529,881	$–	$333,586,361

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year ended November 30, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments
RiverFront Dynamic Core Income ETF	$–	$–	$–
RiverFront Dynamic Unconstrained Income ETF	(7,258)	–	7,258
RiverFront Dynamic US Dividend Advantage ETF	1,031,475	1,942	(1,033,417)
RiverFront Dynamic US Flex-Cap ETF	1,091,903	434	(1,092,337)
RiverFront Strategic Income Fund	355,556	–	(355,556)

The tax character of the distributions paid by the Funds during the fiscal year ended November 30, 2017 were as follows:

Ordinary Income
November 30, 2017
RiverFront Dynamic Core Income ETF	$621,587
RiverFront Dynamic Unconstrained Income ETF	408,541
RiverFront Dynamic US Dividend Advantage ETF	753,106
RiverFront Dynamic US Flex-Cap ETF	254,258
RiverFront Strategic Income Fund	14,055,252

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Notes to Financial Statements	November 30, 2017

The tax character of the distributions paid by the Funds during the fiscal year ended November 30, 2016 were as follows:

Ordinary Income
November 30, 2016
RiverFront Dynamic Core Income ETF	$33,050
RiverFront Dynamic Unconstrained Income ETF	126,123
RiverFront Dynamic US Dividend Advantage ETF	71,278
RiverFront Dynamic US Flex-Cap ETF	34,555
RiverFront Strategic Income Fund	16,281,197

As of November 30, 2017, the components of distributable earnings on a tax basis were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
Accumulated net investment income	$8,013	$12,987	$25,697	$17,211	$35,631
Accumulated net realized gain/(loss) on investments	(75,875)	27,433	(594,757)	(997,172)	(8,475,267)
Net unrealized appreciation on investments	45,092	161,590	6,387,896	4,900,728	7,443,603
Total	$(22,770)	$202,010	$5,818,836	$3,920,767	$(996,033)

As of November 30, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic Unconstrained Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Dynamic US Flex- Cap ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$209,480	$206,073	$7,593,003	$5,977,763	$8,013,966
Gross depreciation (excess of tax cost over value)	(164,388)	(44,483)	(1,205,107)	(1,077,035)	(570,363)
Net unrealized appreciation	45,092	161,590	6,387,896	4,900,728	7,443,603
Cost of investments for income tax purposes	$47,533,134	$11,446,545	$53,105,478	$35,733,085	$326,126,802

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

The Riverfront Dynamic Unconstrained Income ETF and the Riverfront Strategic Income Fund used capital loss carryovers during the year ended November 30, 2017 of $8,807 and $1,382,737, respectively.

At November 30, 2017 the Funds post-enactment capital losses deferred to the next tax year were as follows:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$74,857	$1,018
RiverFront Dynamic Unconstrained Income ETF	–	–
RiverFront Dynamic US Dividend Advantage ETF	594,757	–
RiverFront Dynamic US Flex-Cap ETF	997,172	–
RiverFront Strategic Income Fund	5,325,853	3,149,414

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Notes to Financial Statements	November 30, 2017

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the securities lending agreement and related cash and non-cash collateral received as of November 30, 2017:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Flex-Cap ETF	$141,563	$111,744	$39,396	$151,140

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

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Notes to Financial Statements	November 30, 2017

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2017:

RiverFront Dynamic US Flex-Cap ETF	Remaining contractual maturity of the agreement

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$111,744	$–	$–	$–	$111,744
Total Borrowings					111,744
Gross amount of recognized liabilities for securities lending (collateral received)					$111,744

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as each Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic Unconstrained Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Dynamic US Flex-Cap ETF	0.52%(b)
RiverFront Strategic Income Fund	0.16%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.

(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the advisory fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for the Funds.

RiverFront Investment Group, LLC acts as each Fund’s sub-adviser (“Sub-Adviser”) pursuant to a sub-advisory agreement with the Trust (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic Unconstrained Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Dynamic US Flex-Cap ETF	0.35%
RiverFront Strategic Income Fund	0.30%

For the RiverFront Strategic Income Fund, the Sub-Adviser has agreed to waive all of its sub-advisory fee until at least March 31, 2018. This waiver may only be terminated by the Fund’s Board (and not by the Fund’s Sub-Adviser) prior to such date.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

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Notes to Financial Statements	November 30, 2017

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$4,057,575	$6,487,010
RiverFront Dynamic Unconstrained Income ETF	4,112,795	2,530,771
RiverFront Dynamic US Dividend Advantage ETF	19,103,218	19,099,095
RiverFront Dynamic US Flex-Cap ETF	22,394,198	22,516,023
RiverFront Strategic Income Fund	95,332,219	94,968,131

For the year ended November 30, 2017, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$1,041,214	$254,348
RiverFront Strategic Income Fund	9,370,924	–

For the year ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$42,094,573	$–
RiverFront Dynamic Unconstrained Income ETF	7,310,102	2,511,863
RiverFront Dynamic US Dividend Advantage ETF	49,636,389	9,780,707
RiverFront Dynamic US Flex-Cap ETF	36,334,630	8,529,205
RiverFront Strategic Income Fund	47,999,088	38,268,769

For the year ended November 30, 2017, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$–
RiverFront Dynamic Unconstrained Income ETF	(7,258)
RiverFront Dynamic US Dividend Advantage ETF	1,032,550
RiverFront Dynamic US Flex-Cap ETF	1,091,893
RiverFront Strategic Income Fund	415,576

Gains on in-kind transactions are not considered taxable for federal income tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

 50 | November 30, 2017

RiverFront ETFs

Notes to Financial Statements	November 30, 2017

Transactions related to cross trades during the year ended November 30, 2017, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
Riverfront Dynamic US Dividend	$236,876	$182,526	$(59,901)
Riverfront Dynamic US Flex	$182,526	$236,876	$(15,861)

7. RECENT ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization on Purchased Callable Debt Securities” which amends the amortization period for a callable debt security held at a premium from the maturity date to the earliest call date. The guidance is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the funds.

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Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for each Fund are available on the SEC’s website at www.sec.gov. Each Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
ALPS RiverFront Dynamic Core Income ETF	92.45%	90.62%
ALPS RiverFront Dynamic Unconstrained Income ETF	0.00%	0.00%
ALPS Riverfront Strategic Income ETF	0.00%	0.00%
ALPS Riverfront Dynamic US Dividend Advantage ETF	92.45%	90.62%
ALPS Riverfront Dynamic US Flex-Cap ETF	100.00%	100.00%

In early 2017, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2016 via Form 1099. The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar year 2017.

 52 | November 30, 2017

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2017 (Unaudited)

RIGS/RFFC/RFUN/RFDA/RFCI

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Dynamic Unconstrained Income ETF (“RFUN”), the RiverFront Dynamic Core Income ETF (“RFCI”), the RiverFront Dynamic US Dividend Advantage ETF (“RFDA”) and the RiverFront Dynamic US Flex-Cap ETF (“RFFC”) (each a “Fund” and collectively “the Funds”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each of the Funds, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Independent Trustees reviewed information on the performance of each Fund and its Broadridge performance group. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Independent Trustees reviewed and noted the relatively small sizes of the Funds (other than RIGS) and concluded that AAI was not realizing any economies of scale other than RIGS. With respect to RIGS, the Independent Trustees noted that the Fund had not experienced significant growth in assets over the prior year. The Independent Trustees noted that RIGS is still a relatively new product, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew each Investment Advisory Agreement, the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

 53 | November 30, 2017

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2017 (Unaudited)

RiverFront Sub-Advisory Agreements

In evaluating the RiverFront Sub-Advisory Agreements, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to the RiverFront ETFs under the RiverFront Sub-Advisory Agreements; (ii) the advisory fees and other expenses paid by the RiverFront ETFs compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with the RiverFront ETFs and the reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, the RiverFront ETFs’ assets increase, and whether the fee level in the RiverFront Sub-Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by RiverFront under the RiverFront Sub-Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the RiverFront Sub-Advisory Agreements, the RiverFront ETFs’ respective performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day-to-day management of the RiverFront ETFs. Based upon their review, the Independent Trustees concluded that RiverFront was qualified to oversee the portfolio management of the RiverFront ETFs and that the services provided by RiverFront to the RiverFront ETFs are satisfactory.

The Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront from RIGS was 0.30% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Independent Trustees considered that RiverFront has waived its fee through March 31, 2018. The Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront with respect to each of RFUN, RFCI, RFDA and RFFC was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.52% with respect to each of RFUN’s and RFCI’s average daily net assets, respectively, and 0.51% with respect to each of RFDA’s and RFFC’s average daily net assets, respectively. Based on the consideration of all factors deemed relevant by them, the Independent Trustees concluded that the sub-advisory fees received by RiverFront under the RiverFront Sub-Advisory Agreements were reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by RiverFront, the Independent Trustees considered the resources involved in managing the RiverFront ETFs as well as the fact that RiverFront has waived its fee through March 31, 2018 with respect to RIGS. Based on their review of the profitability of each of the RiverFront ETFs to RiverFront, the Independent Trustees concluded that the profitability of each RiverFront ETF to RiverFront was not unreasonable.

The Independent Trustees also considered other benefits that have been and may be realized by RiverFront from its relationships with each RiverFront ETF and concluded that the sub-advisory fees with respect to each RiverFront ETF were reasonable taking into account such benefits.

The Independent Trustees noted that RIGS had recently declined in assets. The Independent Trustees considered the extent to which economies of scale may be realized if RIGS’ assets increase to its previous levels and continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. Given that RiverFront is currently waiving its entire fee through March 31, 2018, the Independent Trustees concluded that economies of scale were not being achieved by RiverFront with respect to RIGS. The Independent Trustees considered that the Fund may be achieving some economies of scale. They also noted that RIGS is still a relatively new product that has experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees also noted that RFUN, RFCI, RFDA and RFFC were all launched during June 2016 and have not yet reached significant scale in terms of assets. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis with respect to each RiverFront ETF.

In voting to approve each of the RiverFront Sub-Advisory Agreements, the Independent Trustees concluded that the terms of each RiverFront Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

 54 | November 30, 2017

RiverFront ETFs

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012- 2015; Board Member, History Colorado, 2015 - present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

55 | November 30, 2017

RiverFront ETFs

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

56 | November 30, 2017

RiverFront ETFs

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

57 | November 30, 2017

Annual Report *November 30, 2017*

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Learn More
866.759.5679 | alpsfunds.com

ANNUAL REPORT

November 30, 2017

Sprott Gold Miners ETF (NYSE ARCA: SGDM)

Sprott Junior Gold Miners ETF (NYSE ARCA: SGDJ)

An ALPS Advisors Solution

ALPS
A DST Company

Performance Overview
Sprott Gold Miners ETF	1
Sprott Junior Gold Miners ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Schedules of Investments
Sprott Gold Miners ETF	9
Sprott Junior Gold Miners ETF	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets
Sprott Gold Miners ETF	13
Sprott Junior Gold Miners ETF	14
Financial Highlights	15
Notes to Financial Statements	17
Additional Information	24
Board Considerations Regarding Approval of Investment Advisory Agreements	26
Trustees & Officers	27

alpsfunds.com

Sprott Gold Miners ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

Sprott Gold Miners ETF (the “Fund”) employs a “passive management”—or indexing—investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of gold and silver mining companies whose stocks are traded on major U.S. exchanges. The Underlying Index uses a transparent, rules-based methodology that is designed to identify the stocks of 25 gold and silver mining companies with the highest beta† to the spot price of gold, with each stock’s weighting in the index adjusted based on its quarterly revenue growth on a year-over-year basis and the quality of its balance sheet, as measured by long-term debt to equity. The Underlying Index is rebalanced on a quarterly basis to incorporate the latest financial data into the screening process. At least 80% of the Underlying Index (by weight) must consist of gold mining companies while no more than 20% may consist of silver mining companies.

Performance Overview

The Fund for the one-year period ended November 30, 2017 generated a total return of 3.52%, in-line with the Underlying Index, which returned 4.22%. The Fund’s Underlying Index emphasizes companies with the highest historical sensitivity to the price of gold, the highest relative revenue growth and the lowest relative long-term debt to equity. We believe these are important factors in determining the long-run success of senior gold miners.

Gold stocks posted modest gains in the year, despite a gain of 8.66%1 for spot gold during the same time period. Historically, gold stocks have provided “torque” to a higher spot gold price but the performance relationship become somewhat anomalous in the past year. Ebullient equity markets and a range-bound gold price have constrained investor enthusiasm for gold equities. Despite significant gains during 2016, gold stocks remain near historic lows in many valuation metrics. In our view, the current market is looking to the gold price to set the pace for gold equities future returns, and the market seems to be discounting a range-bound gold price. We continue to believe that there are a number of potential catalysts that can propel gold and gold stocks higher, including a correction to equity markets which are trading at high valuations compared to historical levels, the risk that announced tax cuts in the U.S. raise government debt levels, geopolitical risks and the dominance of the U.S. dollar being challenged.

Of the 31 positions that were held at some point on the portfolio during the time period, 14 contributed positively while 17 detracted. The top contributor for the period was Randgold Resources, Ltd., ADR (GOLD) with a total return of 29.11% resulting in 4.36% to the Fund. Wheaton Precious Metals Corp. (WPM) and Agnico Eagle Mines, Ltd. (AEM) ranked 2nd and 3rd contributing 1.41% and 1.36% while returning 11.27% and 7.43% respectively. Goldcorp Inc. (GG) detracted the most from the portfolio losing 23.74% resulting in 3.05% off the return. Helca Mining Co. (HL) and Asanko Gold, Inc. (AKG) were also detractors taking 1.25% and 0.95% from overall Fund return. HL and AKG were down 38.11% and 40.17% in total return, respectively, for the period.

The Underlying Index for the period did not experience material changes with the top 2 holdings, Randgold Resources, Ltd. and Agnico Eagle Mines, Ltd., remaining the largest weights. Both of these companies are considered among the highest quality gold miners given their strong production results, management teams and balance sheets. Larger gold miners as measured in ounces of annual production, such as Barrick Gold Corp. and Newmont Mining Corp., remain smaller weights in the Underlying Index due to their lower revenue growth and higher debt levels.

We continue to believe the underlying Index’s methodology of emphasizing companies with the highest relative revenue growth and lowest relative long-term debt to equity will provide exposure to higher-quality gold companies with stronger production results and the financial strength to take advantage of opportunities in the sector.

[1]	Source: Bloomberg – December 1st 2016 to November 30th 2017

Performance (as of November 30, 2017)

	1 Year	3 Year	Since Inception^
Sprott Gold Miners ETF - NAV	3.52%	4.96%	-6.16%
Sprott Gold Miners ETF - Market Price*	3.62%	4.90%	-6.13%
Sprott Zacks Gold Miners Total Return Index	4.22%	5.76%	-5.47%
S&P 500® Total Return Index	22.87%	10.91%	11.34%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

58 | November 30, 2017

Sprott Gold Miners ETF

Performance Overview	November 30, 2017 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

†	Beta is defined as a sensitivity measure based on regression against the spot gold price movement during the trailing 36 months.

^	The Fund’s Commencement date was July 15, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Sprott Zacks Gold Miners Total Return Index is comprised of approximately 25 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stock is listed on a major U.S. exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott or Zacks Index Services, a division of Zacks Investment Management.

59 | November 30, 2017

Sprott Gold Miners ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Randgold Resources, Ltd.	16.70%
Agnico Eagle Mines, Ltd.	13.66%
Goldcorp, Inc.	12.71%
Pan American Silver Corp.	4.64%
Newmont Mining Corp.	4.63%
Cia de Minas Buenaventura SAA	4.58%
Barrick Gold Corp.	4.47%
Kinross Gold Corp.	4.40%
Royal Gold, Inc.	4.37%
IAMGOLD Corp.	4.27%
Total % of Top 10 Holdings	74.43%

Country Allocation* (as of November 30, 2017)

Canada	60.41%
Jersey	16.70%
United States	12.77%
South Africa	5.54%
Peru	4.58%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

60 | November 30, 2017

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

Sprott Junior Gold Miners ETF (the “Fund”) employs a “passive management”—or indexing—investment approach designed to seek investment results that correspond (before fees and expenses) generally to the performance of the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”).

The Underlying Index was created by Zacks Index Services to provide a means of generally tracking the performance of “junior” gold and silver mining companies whose stocks are traded on major U.S. or Canadian exchanges. Junior companies include early stage mining companies that are in the exploration stage only or that hold properties that might not ultimately produce gold or silver. The Underlying Index uses a transparent, rules-based methodology that is designed to identify between 30 to 40 junior gold and silver stocks with market capitalization between $250 million and $2 billion. Excluding companies with market capitalization below $250 million aims to exclude very early stage exploration companies whose historical success rate is low. Each stock’s weighting in the Underlying Index is adjusted based on 2 company factors: 1) Revenue Growth and 2) Price Momentum. The Underlying Index is reconstituted on a semi-annual basis, in November and May, to incorporate the latest factor scores into the selection and weighting process. At least 80% of the Underlying Index (by weight) must consist of junior gold mining companies while no more than 20% may consist of junior silver mining companies.

Performance Overview

The Fund for the one-year period to November 30, 2017 generated a total return of -2.99%, in-line with the Underlying Index, which returned -2.07%. The Fund’s Underlying Index emphasizes companies with the highest historical revenue growth and the strongest relative stock price momentum. We believe these are important factors in determining the long-run success of junior gold miners.

Junior gold stocks posted a small loss in the year, despite a gain of 8.66%1 for spot gold during the same time period. Historically, gold stocks have provided “torque” to a higher spot gold price but the performance relationship become somewhat anomalous in the past year. Ebullient equity markets and a range-bound gold price have constrained investor enthusiasm for gold equities. Junior gold stocks also faced further selling pressure during the period when a multi-billion dollar junior gold miners ETF made material changes to its underlying index. The effect of the changes caused price sell-offs in a number of gold stocks which were being eliminated or reduced in the index.

Of the 45 positions that were held at some point on the portfolio for the time period, 16 contributed positively to return while 29 detracted. Kirkland Lake Gold, Ltd. (KL CN) contributed 3.97% returning 82.36% over the period. A close second, IAMGold Corp. (IAG) returned 56.68% adding 3.88% to the overall Fund return. The bottom two performers in the Fund were Asanko Gold, Inc. (AKG CN) and Coeur Mining, Inc. (CDE) detracting 1.96% and 1.47%, respectively. AKG CN and CDE were down 78.53% and 21.04% in total return, respectively, for the period.

Junior gold stocks remain near historic lows in many valuation metrics. In our view, the current market is looking to the gold price to set the pace for gold equities future returns, and the market seems to be discounting a range-bound gold price. We continue to believe that there are a number of potential catalysts that can propel gold and gold stocks higher, including a correction to equity markets which are trading at high valuations compared to historical levels, the risk that announced tax cuts in the U.S. raises government debt levels, geopolitical risks and the dominance of the U.S. dollar being challenged.

The most notable change to the Underlying Index for the period was a shift to smaller market capitalization stocks during the Q4 rebalancing as a number of companies had appreciated in value in excess of the upper market capitalization threshold of $2 billion. Looking forward, we continue to believe the underlying Index’s methodology of emphasizing companies with the highest dollar revenue growth and strongest price momentum will provide exposure to emerging producers as well as exploration companies with promising new discoveries.

[1]	Source: Bloomberg – December 1st 2016 to November 30th 2017

Performance (as of November 30, 2017)

	1 Year	Since Inception^
Sprott Junior Gold Miners ETF - NAV	-2.99%	11.42%
Sprott Junior Gold Miners ETF - Market Price*	-3.21%	11.37%
Sprott Zacks Junior Gold Miners Total Return Index	-2.07%	12.47%
S&P 500® Total Return Index	22.87%	11.67%

Total Expense Ratio (per the current prospectus) 0.57%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.855.215.1425.

4 | November 30, 2017

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2017 (Unaudited)

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund’s Commencement date was March 31, 2015. Total return for a period of less than one year is not annualized.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

Sprott Zacks Junior Gold Miners Total Return Index is comprised of between 30 to 40 stocks selected, based on investment and other criteria, from a universe of gold and silver mining companies whose stocks are listed on a major U.S. or Canadian exchange. The stocks are selected using a proprietary, quantitative rules-based methodology developed by Zacks Index Services.

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is concentrated in the gold and silver mining industry. As a result, the Fund will be sensitive to changes in, and its performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so the Fund’s Share price may be more volatile than other types of investments.

Funds that emphasize investments in small-cap and mid-cap companies will generally experience greater price volatility. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable. These companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth.

Funds investing in foreign and emerging markets will also generally experience greater price volatility.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Sprott Junior Gold Miners ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Sprott Junior Gold Miners ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Sprott or Zacks Index Services, a division of Zacks Investment Management.

5 | November 30, 2017

Sprott Junior Gold Miners ETF

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Endeavour Mining Corp.	8.26%
Osisko Gold Royalties, Ltd.	8.23%
Pretium Resources, Inc.	7.98%
Centerra Gold, Inc.	7.47%
Detour Gold Corp.	5.78%
New Gold, Inc.	5.22%
Coeur Mining, Inc.	3.97%
Tahoe Resources, Inc.	3.81%
Sandstorm Gold, Ltd.	3.32%
First Majestic Silver Corp.	3.15%
Total % of Top 10 Holdings	57.19%

Country Allocation* (as of November 30, 2017)

Canada	71.52%
United States	12.91%
Monaco	8.26%
China	2.71%
Australia	2.39%
South Africa	2.29%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Underlying Index

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2017

Sprott ETFs

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
Sprott Gold Miners ETF
Actual	$1,000.00	$979.70	0.57%	$2.83
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	0.57%	$2.89
Sprott Junior Gold Miners ETF
Actual	$1,000.00	$1,010.90	0.57%	$2.87
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	0.57%	$2.89

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

7 | November 30, 2017

Sprott ETFs

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF, two of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statements of operations for the year then, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sprott Gold Miners ETF and Sprott Junior Gold Miners ETF of the ALPS ETF Trust as of November 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2018

8 | November 30, 2017

Sprott Gold Miners ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.91%)
Gold Mining (88.55%)
Agnico Eagle Mines, Ltd.	514,299	$22,480,009
Alamos Gold, Inc., Class A	923,992	5,848,869
AngloGold Ashanti, Ltd., Sponsored ADR	371,328	3,880,378
B2Gold Corp.(a)	1,779,214	4,519,204
Barrick Gold Corp.	533,514	7,351,823
Cia de Minas Buenaventura SAA, ADR	539,342	7,545,395
Gold Fields, Ltd., Sponsored ADR	747,985	3,163,976
Goldcorp, Inc.	1,655,062	20,919,984
Harmony Gold Mining Co., Ltd., Sponsored ADR	461,413	849,000
IAMGOLD Corp.(a)	1,293,156	7,021,837
Kinross Gold Corp.(a)	1,742,414	7,248,442
McEwen Mining, Inc.(b)	1,453,177	2,920,886
Newmont Mining Corp.	205,979	7,619,163
Randgold Resources, Ltd., ADR(b)	299,461	27,478,541
Royal Gold, Inc.	86,920	7,190,022
Sandstorm Gold, Ltd.(a)(b)	642,914	2,803,105
Seabridge Gold, Inc.(a)(b)	66,439	714,219
Sibanye Gold, Ltd., Sponsored ADR	219,133	1,220,571
SSR Mining, Inc.(a)	323,705	2,693,226
Yamana Gold, Inc.(b)	878,866	2,232,320
Total Gold Mining		145,700,970

Silver Mining (11.36%)
Coeur Mining, Inc.(a)	356,342	2,715,326
First Majestic Silver Corp.(a)(b)	324,537	2,164,662
Fortuna Silver Mines, Inc.(a)(b)	688,873	2,893,266
Hecla Mining Co.	881,864	3,298,171
Pan American Silver Corp.	504,041	7,631,181
Total Silver Mining		18,702,606

TOTAL COMMON STOCKS
(Cost $163,065,557)		164,403,576

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (14.69%)
Money Market Fund (0.12%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $192,087)	0.970%	192,087	192,087

Investments Purchased with Collateral from Securities Loaned (14.57%)
State Street Navigator Securities Lending Prime Portfolio, 1.04%
(Cost $23,981,023)		23,981,023	23,981,023
TOTAL SHORT TERM INVESTMENTS
(Cost $24,173,110)			24,173,110

7 Day Yield	Value
TOTAL INVESTMENTS (114.60%)
(Cost $187,238,667)	$188,576,686

NET LIABILITIES LESS OTHER ASSETS (-14.60%)	(24,031,276)

NET ASSETS (100.00%)	$164,545,410

(a)	Non-income producing security.

(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $23,137,637.

See Notes to Financial Statements.

9 | November 30, 2017

Sprott Junior Gold Miners ETF

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.95%)
Gold Mining (84.91%)
Alacer Gold Corp.(a)(b)	1,289,782	$2,089,404
Alamos Gold, Inc., Class A	630,695	3,992,299
Argonaut Gold, Inc.(a)(b)	1,152,516	2,108,234
Centerra Gold, Inc.(b)	1,974,444	11,171,911
China Gold International Resources Corp., Ltd.(a)(b)	2,467,392	4,054,467
Continental Gold, Inc.(a)(b)	428,579	1,006,545
Dalradian Resources, Inc.(b)	620,600	687,872
Detour Gold Corp.(b)	796,600	8,644,266
Eldorado Gold Corp.	1,704,800	1,926,424
Endeavour Mining Corp.(a)(b)	682,420	12,350,895
Gold Standard Ventures Corp.(a)(b)	528,029	744,521
Golden Star Resources, Ltd.(a)(b)	2,284,295	1,968,149
Guyana Goldfields, Inc.(b)	1,170,068	3,972,327
Harmony Gold Mining Co., Ltd., Sponsored ADR	1,859,890	3,422,198
Klondex Mines, Ltd.(b)	826,636	2,043,924
New Gold, Inc.(b)	2,517,708	7,804,895
Novagold Resources, Inc.(a)(b)	679,490	2,616,037
OceanaGold Corp.	1,386,400	3,567,684
Osisko Gold Royalties, Ltd.(a)	1,036,223	12,296,690
Premier Gold Mines, Ltd.(b)	1,342,947	3,778,551
Pretium Resources, Inc.(a)(b)	1,115,249	11,933,164
Sandstorm Gold, Ltd.(a)(b)	1,136,937	4,957,045
Seabridge Gold, Inc.(a)(b)	118,759	1,276,659
SEMAFO, Inc.(b)	1,487,602	3,678,216
SSR Mining, Inc.(b)	250,250	2,082,080
Tahoe Resources, Inc.	1,292,800	5,701,248
TMAC Resources, Inc.(a)(b)(c)	614,233	3,546,902
Torex Gold Resources, Inc.(b)	359,842	3,561,743
Total Gold Mining		126,984,350

Silver Mining (15.04%)
Coeur Mining, Inc.(b)	779,550	5,940,171
Endeavour Silver Corp.(b)	277,475	582,698
First Majestic Silver Corp.(a)(b)	705,911	4,708,426
Fortuna Silver Mines, Inc.(b)	995,895	4,182,759
Hecla Mining Co.	892,500	3,337,950
MAG Silver Corp.(b)	176,858	1,873,929
Silvercorp Metals, Inc.	759,231	1,865,490
Total Silver Mining		22,491,423

TOTAL COMMON STOCKS
(Cost $156,787,282)		149,475,773

7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (7.04%)
Money Market Fund (0.08%)
State Street Institutional Treasury Plus Money Market Fund
(Cost $119,924)	0.970%	119,924	119,924
7 Day Yield	Shares	Value
Investments Purchased with Collateral from Securities Loaned (6.96%)
State Street Navigator Securities Lending Prime Portfolio, 1.04%
(Cost $10,415,527)	10,415,527	$10,415,527
TOTAL SHORT TERM INVESTMENTS
(Cost $10,535,451)		10,535,451

TOTAL INVESTMENTS (106.99%)
(Cost $167,322,733)		$160,011,224

NET LIABILITIES LESS OTHER ASSETS (-6.99%)		(10,460,761)

NET ASSETS (100.00%)		$149,550,463

(a)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $11,584,855.

(b)	Non-income producing security.

(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2017, the market value of those securities was $3,546,902 representing 2.37% of net assets.

See Notes to Financial Statements.

10 | November 30, 2017

Sprott ETFs

Statements of Assets and Liabilities	November 30, 2017

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
ASSETS:
Investments, at value	$188,576,686	$160,011,224
Foreign tax reclaims	15,583	1,964
Dividends receivable	100,670	25,011
Total Assets	188,692,939	160,038,199

LIABILITIES:
Payable for investments purchased	87,567	–
Payable to adviser	78,939	72,209
Payable for collateral upon return of securities loaned	23,981,023	10,415,527
Total Liabilities	24,147,529	10,487,736
NET ASSETS	$164,545,410	$149,550,463

NET ASSETS CONSIST OF:
Paid-in capital	$238,219,194	$170,981,091
Accumulated net investment income/(loss)	1,061,993	(370,715)
Accumulated net realized loss	(76,073,796)	(13,748,314)
Net unrealized appreciation/(depreciation)	1,338,019	(7,311,599)
NET ASSETS	$164,545,410	$149,550,463

INVESTMENTS, AT COST	$187,238,667	$167,322,733

PRICING OF SHARES
Net Assets	$164,545,410	$149,550,463
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	8,300,000	4,750,000
Net Asset Value, offering and redemption price per share	$19.82	$31.48

See Notes to Financial Statements.

11 | November 30, 2017

Sprott ETFs

Statements of Operations	For the Year Ended November 30, 2017

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
INVESTMENT INCOME:
Dividends(a)	$1,240,316	$165,592
Securities lending income	210,759	185,009
Total Investment Income	1,451,075	350,601

EXPENSES:
Investment adviser fees	1,063,394	645,323
Total Expense	1,063,394	645,323
NET INVESTMENT INCOME/(LOSS)	387,681	(294,722)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments	(18,766,672)	5,274,207
Net realized gain/(loss) on foreign currency transactions	171	(7,504)
Net realized gain/(loss)	(18,766,501)	5,266,703
Net change in unrealized appreciation/(depreciation) on investments	24,893,190	(8,016,044)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	–	2,972
Net change in unrealized appreciation/(depreciation)	24,893,190	(8,013,072)
NET REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS	6,126,689	(2,746,369)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,514,370	$(3,041,091)

(a)	Net of foreign tax withholding in the amounts of $141,603 and $29,108 respectively.

See Notes to Financial Statements.

12 | November 30, 2017

Sprott Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income/(loss)	$387,681	$(22,365)
Net realized gain/(loss)	(18,766,501)	28,894,011
Net change in unrealized appreciation	24,893,190	18,872,591
Net increase in net assets resulting from operations	6,514,370	47,744,237

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(35,497)	(1,513,542)
Total distributions	(35,497)	(1,513,542)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	30,281,812	177,943,316
Cost of shares redeemed	(56,080,225)	(152,466,664)
Net increase/(decrease) from capital share transactions	(25,798,413)	25,476,652
Net increase/(decrease) in net assets	(19,319,540)	71,707,347

NET ASSETS:
Beginning of year	183,864,950	112,157,603
End of year *	$164,545,410	$183,864,950

*Including accumulated net investment income/(loss) of:	$1,061,993	$(92,793)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	9,600,000	8,650,000
Shares sold	1,500,000	7,650,000
Shares redeemed	(2,800,000)	(6,700,000)
Shares outstanding, end of period	8,300,000	9,600,000

See Notes to Financial Statements.

13 | November 30, 2017

Sprott Junior Gold Miners ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment loss	$(294,722)	$(59,387)
Net realized gain	5,266,703	10,172,424
Net change in unrealized appreciation/(depreciation)	(8,013,072)	2,281,995
Net increase/(decrease) in net assets resulting from operations	(3,041,091)	12,395,032

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(815,000)	(195,292)
Total distributions	(815,000)	(195,292)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	151,798,691	53,843,641
Cost of shares redeemed	(46,248,833)	(41,765,613)
Net increase from capital share transactions	105,549,858	12,078,028
Net increase in net assets	101,693,767	24,277,768

NET ASSETS:
Beginning of year	47,856,696	23,578,928
End of year *	$149,550,463	$47,856,696

*Including accumulated net investment loss of:	$(370,715)	$(102,091)

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,450,000	1,200,000
Shares sold	4,700,000	1,500,000
Shares redeemed	(1,400,000)	(1,250,000)
Shares outstanding, end of period	4,750,000	1,450,000

See Notes to Financial Statements.

14 | November 30, 2017

Sprott Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017		For the Year Ended November 30, 2016		For the Year Ended November 30, 2015	For the Period July 15, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$19.15		$12.97		$17.44	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	0.04		(0.00	)(b)	0.10	0.02
Net realized and unrealized gain/(loss)	0.63		6.37		(4.52)	(7.58)
Total from investment operations	0.67		6.37		(4.42)	(7.56)

DISTRIBUTIONS:
From net investment income	(0.00	)(b)	(0.19)		(0.05)	–
Total distributions	(0.00	)(b)	(0.19)		(0.05)	–

Net increase/(decrease) in net asset value	0.67		6.18		(4.47)	(7.56)
NET ASSET VALUE, END OF PERIOD	$19.82		$19.15		$12.97	$17.44
TOTAL RETURN(c)	3.52%		49.82%		(25.44)%	(30.24)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$164,545		$183,865		$112,158	$88,956

Ratio of expenses to average net assets	0.57%		0.57%		0.57%	0.57	%(d)
Ratio of net investment income/(loss) to average net assets	0.21%		(0.01)%		0.61%	0.31	%(d)
Portfolio turnover rate(e)	101%		74%		78%	36%

(a)	Based on average shares outstanding during the period.
(b)	Less than $0.005 per share.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Annualized.
(e)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

15 | November 30, 2017

Sprott Junior Gold Miners ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Period March 31, 2015 (Commencement of Operations) to November 30, 2015
NET ASSET VALUE, BEGINNING OF PERIOD	$33.00	$19.65	$24.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.09)	(0.05)	0.04
Net realized and unrealized gain/(loss)	(0.87)	13.56	(4.57)
Total from investment operations	(0.96)	13.51	(4.53)

DISTRIBUTIONS:
From net investment income	(0.56)	(0.16)	–
Total distributions	(0.56)	(0.16)	–

Net increase/(decrease) in net asset value	(1.52)	13.35	(4.53)
NET ASSET VALUE, END OF PERIOD	$31.48	$33.00	$19.65
TOTAL RETURN(b)	(2.99)%	69.35%	(18.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$149,550	$47,857	$23,579

Ratio of expenses to average net assets	0.57%	0.57%	0.57	%(c)
Ratio of net investment income/(loss) to average net assets	(0.26)%	(0.14)%	0.29	%(c)
Portfolio turnover rate(d)	74%	61%	71%

(a)	Based on average shares outstanding during the period.

(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 16 | November 30, 2017

Sprott ETFs

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Sprott Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The investment objective of the Sprott Junior Gold Miners ETF is to seek investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”). The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Sprott Junior Gold Miners ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Funds’ Shares (“Shares”) are listed on the New York Stock Exchange Arca. Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the specified Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

 17 | November 30, 2017

Sprott ETFs

Notes to Financial Statements	November 30, 2017

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments at November 30, 2017:

Sprott Gold Miners ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$164,403,576	$–	$–	$164,403,576
Short Term Investments
Money Market Fund	192,087	–	–	192,087
Investments Purchased with Collateral from Securities Loaned	23,981,023	–	–	23,981,023
TOTAL	$188,576,686	$–	$–	$188,576,686

 18 | November 30, 2017

Sprott ETFs

Notes to Financial Statements	November 30, 2017

Sprott Junior Gold Miners ETF

Investments in Securities at Value*	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$149,475,773	$–	$–	$149,475,773
Short Term Investments
Money Market Fund	119,924	–	–	119,924
Investments Purchased with Collateral from Securities Loaned	10,415,527	–	–	10,415,527
TOTAL	$160,011,224	$–	$–	$160,011,224

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds recognize transfers between levels as of the end of the period. For the year ended November 30, 2017, the Funds did not have any transfers between Level 1 and Level 2 securities. The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Gold and Silver Mining Industry Risk

The Funds are concentrated in the gold and silver mining industry. As a result, these Funds will be sensitive to changes in, and their performance will depend to a greater extent on, the overall condition of the gold and silver mining industry. Competitive pressures may have a significant effect on the financial condition of such companies in the gold and silver mining industry. Also, gold and silver mining companies are highly dependent on the price of gold and silver bullion. These prices may fluctuate substantially over short periods of time so a Fund’s Share price may be more volatile than other types of investments. In times of significant inflation or great economic uncertainty, gold, silver and other precious metals may outperform traditional investments such as bonds and stocks. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold, silver and other precious metals may be adversely affected, which could in turn affect a Fund’s returns. The production and sale of precious metals by governments or central banks or other large holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the supply and prices of precious metals. Economic and political conditions in those countries that are the largest producers of gold may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. Some gold and precious metals mining operation companies may hedge their exposure to falls in gold and precious metals prices by selling forward future production, which may result in lower returns during periods when the price of gold and precious metals increases. The gold and precious metals industry can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices and tax and government regulations. If a natural disaster or other event with a significant economic impact occurs in a region where the companies in which each Fund invests operate, such disaster or event could negatively affect the profitability of such companies and, in turn, the Funds’ investment in them.

D. Foreign Investment Risk

The Funds’ investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of a Fund’s investments or prevent a Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which a Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. The Funds will not enter into transactions to hedge against declines in the value of a Fund’s assets that are denominated in a foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens or inflation rates.

E. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

 19 | November 30, 2017

Sprott ETFs

Notes to Financial Statements	November 30, 2017

F. Concentration Risk

Each Fund seeks to track its respective Underlying Index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Based on the current composition of their respective Underlying Indexes, the Funds will be concentrated in the gold and silver mining industry. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in each Fund.

G. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

H. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

I. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year or period ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Sprott Gold Miners ETF	$8,388,424	$802,602	$(9,191,026)
Sprott Junior Gold Miners ETF	10,244,956	841,098	(11,086,054)

The tax character of the distributions paid by the Funds were as follows:

Ordinary Income
November 30, 2017
Sprott Gold Miners ETF	$35,497
Sprott Junior Gold Miners ETF	815,342
November 30, 2016
Sprott Gold Miners ETF	$1,513,542
Sprott Junior Gold Miners ETF	195,292

At November 30, 2017, the Funds had available for tax purposes unused capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Sprott Gold Miners ETF	$57,151,739	$18,695,050
Sprott Junior Gold Miners ETF	11,262,272	1,790,432

 20 | November 30, 2017

Sprott ETFs

Notes to Financial Statements	November 30, 2017

As of November 30, 2017, the components of distributable earnings on a tax basis for each Fund were as follows:

	Accumulated net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation)on investments	Total
Sprott Gold Miners ETF	$1,067,486	$(75,846,789)	$1,105,519	$(73,673,784)
Sprott Junior Gold Miners ETF	223,062	(13,052,704)	(8,600,986)	(21,430,628)

As of November 30, 2017, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Sprott Gold Miners ETF	Sprott Junior Gold Miners ETF
Gross appreciation (excess of value over tax cost)	$11,353,443	$3,514,615
Gross depreciation (excess of tax cost over value)	(10,247,924)	(12,115,511)
Net depreciation of foreign currency	–	(90)
Net unrealized appreciation (depreciation)	1,105,519	(8,600,986)
Cost of investments for income tax purposes	$187,471,167	$168,612,120

The differences between book-basis and tax-basis are due to the deferral of losses from wash sales and Passive Foreign Investment Company (“PFIC”) adjustments.

J. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Funds did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years for the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF have incorporated no uncertain tax positions that require a provision for income taxes.

K. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. The Funds may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and by cash equivalents (including irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower). The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S. equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

 21 | November 30, 2017

Sprott ETFs

Notes to Financial Statements	November 30, 2017

The following is a summary of each Fund’s securities lending agreements and related cash and non-cash collateral received as of November 30, 2017:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Sprott Gold Miners ETF	$23,137,637	$23,981,023	$334,775	$24,315,798
Sprott Junior Gold Miners ETF	11,584,855	10,415,527	1,663,403	12,078,930

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2017:

Sprott Gold Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$23,981,023	$–	$–	$–	$23,981,023
Total Borrowings					23,981,023
Gross amount of recognized liabilities for securities lending (collateral received)					$23,981,023

Sprott Junior Gold Miners ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$10,415,527	$–	$–	$–	$10,415,527
Total Borrowings					10,415,527
Gross amount of recognized liabilities for securities lending (collateral received)					$10,415,527

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Funds’ investment adviser pursuant to an advisory agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary fee for the services and facilities it provides, payable on a monthly basis as a percentage of each Fund’s average daily net assets as set forth below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
Sprott Gold Miners ETF	0.57%
Sprott Junior Gold Miners ETF	0.57%

Out of the unitary management fee, the Adviser pays substantially all expenses for each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses, such as litigation, not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of the Funds’ expenses and to compensate the Adviser for providing services for the Funds.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator to the Funds.

 22 | November 30, 2017

Sprott ETFs

Notes to Financial Statements	November 30, 2017

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$187,760,176	$187,367,343
Sprott Junior Gold Miners ETF	83,940,057	83,991,410

For the year or period ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Sprott Gold Miners ETF	$30,281,921	$56,080,895
Sprott Junior Gold Miners ETF	150,205,951	45,781,864

For the year ended November 30, 2017, the Sprott Gold Miners ETF and the Sprott Junior Gold Miners ETF had in-kind net realized gains of $8,521,540 and $11,173,345 respectively.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2017 was as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
Sprott Gold Miners ETF	$6,560,443	$6,864,561	$(784,102)
Sprott Junior Gold Miners ETF	$6,864,561	$6,560,443	$(943,685)

 23 | November 30, 2017

Sprott ETFs

Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund’s portfolio holdings with the SEC on Form N-Q. Form N-Q for each Fund will be available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Fund’s Form N-Q will be available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

Pursuant to Section 853(c) of the Internal Revenue Code, the Funds designated the following:

	Foreign Taxes Paid	Foreign Source Income
Sprott Gold Miners ETF	$119,375	$1,108,435
Sprott Gold Miners Junior ETF	$27,619	$184,125

The Funds designate the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
Sprott Gold Miners ETF	0.00%	0.00%
Sprott Gold Miners Junior ETF	0.00%	0.00%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2016 via Form 1099. The Funds will notify shareholders in early 2018 of amounts paid to them by the Funds, if any, during the calendar year 2017.

LICENSING AGREEMENTS

Sprott Gold Miners ETF

Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:

The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

 24 | November 30, 2017

Sprott ETFs

Additional Information	November 30, 2017 (Unaudited)

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Sprott Junior Gold Miners ETF

Zacks Investment Management, Inc. (the “Licensor”) has entered into a license agreement with Sprott Asset Management LP (“Sprott”) to use the “Sprott” name and certain related intellectual property in connection with the underlying index, the Sprott Zacks Junior Gold Miners Index (the “Underlying Index”) (the “Sprott License Agreement”). Pursuant to the Sprott License Agreement, Sprott in turn has entered into a sublicense agreement with ALPS Advisers, Inc. to use the Underlying Index (the “Sublicense Agreement”) in connection with the Sprott Junior Gold Miners ETF (the “Product”).

The following disclosure relates to the Licensor and Sprott:

The Product(s) is not sponsored, endorsed, sold or promoted by ZACKS INVESTMENT MANAGEMENT, INC. (“Licensor”) Licensor makes no representation or warranty, express or implied, regarding the advisability of investing in securities generally or in the Product(s) particularly or the ability of the Index to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined and composed by Licensor without regard to the Licensee or the owners of the Product(s). Licensor has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining or composing the Index. Licensor shall not be liable to any person for any error in the Index nor shall it be under any obligation to advise any person of any error therein.

The Fund is not sponsored by Sprott. Sprott makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assume no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. Sprott has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Sprott is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Sprott has no obligation or liability in connection with the administration or trading of the Fund.

Sprott does not guarantee the accuracy and/or completeness of the Underlying Index or any data included therein, and Sprott shall have no liability for any errors, omissions, or interruptions therein. Sprott makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. Sprott makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Sprott have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

 25 | November 30, 2017

Sprott ETFs

Board Considerations Regarding Approval of Investment Advisory Agreements	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreements between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Sprott Gold Miners ETF (“SGDM”) and Sprott Junior Gold Miners ETF (“SGDJ”), (each “a Fund” and collectively the “Funds”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreements with respect to each Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreements, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreements, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Independent Trustees reviewed information on the performance of each Fund and its applicable benchmark. The Independent Trustees also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to advisory fee rates, the Independent Trustees noted the following:

The net advisory fee rate for each of the Funds is equal to the median of its Broadridge expense group and the Funds’ respective expense ratios are equal to the median for its respective Broadridge expense group.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds. The Independent Trustees reviewed and noted the relatively small sizes of the Funds and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew each Investment Advisory Agreement, the Independent Trustees concluded that the terms of each Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

 26 | November 30, 2017

Sprott ETFs

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES
Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012- 2015; Board Member, History Colorado, 2015 - present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

27 | November 30, 2017

Sprott ETFs

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE
Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

28 | November 30, 2017

Sprott ETFs

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS
Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-855-215-1425.

29 | November 30, 2017

Annual Report November 30, 2017

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Learn More
866.759.5679 | alpsfunds.com

November 30, 2017

EQLT

WORKPLACE EQUALITY PORTFOLIO

2017 ANNUAL REPORT

ALPS ETF TRUST

table of

CONTENTS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Additional Information	19
Board Considerations Regarding Approval of Investment Advisory Agreement	20
Trustees & Officers	21

www.alpsfunds.com

Workplace Equality Portfolio

Performance Overview	November 30, 2017 (Unaudited)

Investment Objective

The Workplace Equality Portfolio (the “Fund”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Workplace Equality Index™ (the “Underlying Index”).

The Underlying Index is designed to provide a means of tracking the performance of companies which support workplace equality for lesbian, gay, bisexual and transgender (“LGBT”) employees. The Underlying Index consists of approximately 200 publicly traded stocks of U.S. and foreign companies which support equality for LGBT employees through their workplace practices, including non-discrimination policies regarding sexual orientation and gender identity and providing full benefits to for same-sex spouses, domestic partners and transgender individuals. The Underlying Index is compiled by Denver Investment Advisors LLC (“Denver Investments” or the “Index Provider”). The Index Provider uses publicly available lists and screening sources such as the National Gay & Lesbian Chamber of Commerce®, Diversity Inc. Top 50®, Stonewall® or other screening sources, to identify companies with workplace policies that meet the Underlying Index’s criteria for equality for LGBT employees as described above (as well as market capitalization and liquidity requirements). The Index Provider also utilizes its own proprietary database for index screening. The criteria are subject to change in response to changes in law.

Performance Overview

For the 2017 fiscal year, the Workplace Equality Index slightly underperformed its benchmark S&P 500 Index, returning 21.44% versus the benchmarks 22.87% return for the year. We originally created the screening process used in the Workplace Equality Index® as a way for LGBT oriented foundations to satisfy their fiduciary duty for broad equity market exposure while aligning with their support of companies that treat their LGBT employees with dignity, respect and equality. As an equally-weighted index, the small- and mid-cap exposure were a drag on performance in 2017 as the largest stocks in the benchmark index provided outsized contributions to return based on their large weights.

The bulk of the underperformance came from the technology sector. Our equal-weight methodology had a negative impact on performance relative to the benchmark. For example, the Underlying Index’s average weight in Apple was 0.48% which gave Apple a performance contribution of 0.24% for the year. Compared to the benchmark’s average weight in Apple of 3.68%, providing a performance contribution of 1.84% for the year. This theme played out in the large technology companies that have come dominate market-cap weighted indices such as Facebook, Alphabet, and Microsoft.

The best performing stocks for the year included NVIDIA (+129%), Chemours Co. (+109%), PayPal (+98%), Boeing (+82%) and Yahoo spin-off Altaba (+77%). The worst performing stocks in the Underlying Index all came from the retail space, including Sears Holding (-69%), Avon Products (-61%), Macy’s (-44%), Barnes & Noble (-44%) and Mattell (-39%).

Positive relative performance came from Energy, Financials, Health Care, Industrials, Materials and Real Estate. The Consumer sectors struggled on a relative basis during the year, as did Information Technology as discussed above.

Stocks in the Workplace Equality Index outperformed their respective GICS sector peers in a majority of the economic sectors for the year, confirming our thesis that companies that treat all of their employees equally provide better shareholder returns in the long run.

1 | November 30, 2017

Workplace Equality Portfolio

Performance Overview	November 30, 2017 (Unaudited)

Performance (as of November 30, 2017)

	1 Year	3 Year	Since Inception^
Workplace Equality Portfolio – NAV	20.56%	10.43%	11.45%
Workplace Equality Portfolio – Market Price*	20.59%	10.44%	11.47%
Workplace Equality IndexTM	21.44%	11.27%	12.30%
S&P 500® Total Return Index	22.87%	10.91%	12.36%

Total Expense Ratio (per the current prospectus) 0.75%

Performance data quoted represents past performance. Past performance does not guarantee future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.844.375.8383.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement date was February 25, 2014.

*	Market Price is based on the midpoint of the bid-ask spread at 4 p.m. ET and does not represent the returns an investor would receive if shares were traded at other times.

The Workplace Equality IndexTM: an equal weighted index of companies that support lesbian, gay, bisexual and transgender (LGBT) equality in their workplace.

The S&P 500® Total Return Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect Fund performance.

The Fund invests in stocks of companies which meet the Underlying Index's criteria for supporting workplace equality for LGBT employees. The trend of companies supporting workplace equality in this fashion is relatively recent, and there may be a limited number of companies which meet the Underlying Index's criteria.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 50,000 shares.

The Workplace Equality Portfolio is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Workplace Equality Portfolio.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with Denver Investments.

2 | November 30, 2017

Workplace Equality Portfolio

Performance Overview	November 30, 2017 (Unaudited)

Top 10 Holdings* (as of November 30, 2017)

Time, Inc.	0.54%
NetApp, Inc.	0.53%
L Brands, Inc.	0.53%
WW Grainger, Inc.	0.51%
Choice Hotels International, Inc.	0.49%
Groupon, Inc.	0.49%
Anthem, Inc.	0.49%
QUALCOMM, Inc.	0.49%
Jones Lang LaSalle, Inc.	0.48%
Pearson PLC	0.48%
Total % of Top 10 Holdings	5.03%

Sector Allocation* (as of November 30, 2017)

Financials	22.21%
Consumer Discretionary	21.67%
Information Technology	16.00%
Industrials	11.07%
Health Care	10.50%
Consumer Staples	8.54%
Materials	2.74%
Utilities	2.69%
Telecommunication Services	1.82%
Real Estate	1.77%
Energy	0.82%
Money Market Fund	0.17%
Total	100.00%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2017)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the life of the Fund. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

3 | November 30, 2017

Workplace Equality Portfolio

Disclosure of Fund Expenses	November 30, 2017 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs which may include creation and redemption fees or brokerage charges, and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the (six month) period and held through November 30, 2017.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as creation and redemption fees or brokerage charges. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/17	Ending Account Value 11/30/17	Expense Ratio(a)	Expenses Paid During Period 6/1/17 - 11/30/17(b)
Workplace Equality Portfolio
Actual	$1,000.00	$1,094.20	0.75%	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	0.75%	$3.80

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2017

Workplace Equality Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of ALPS ETF Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Workplace Equality Portfolio, one of the portfolios constituting the ALPS ETF Trust (the “Trust”), as of November 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Workplace Equality Portfolio of the ALPS ETF Trust as of November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado

January 26, 2018

5 | November 30, 2017

Workplace Equality Portfolio

Schedule of Investments	November 30, 2017

Security Description	Shares	Value
COMMON STOCKS (99.68%)
Consumer Discretionary (21.63%)
Abercrombie & Fitch Co., Class A	4,847	$84,144
American Eagle Outfitters, Inc.	5,259	84,565
Aramark	1,707	72,718
Barnes & Noble, Inc.	9,818	67,744
Best Buy Co., Inc.	1,192	71,055
Caesars Entertainment Corp.(a)	5,751	76,201
CBS Corp., Class B	1,172	65,702
Choice Hotels International, Inc.	1,131	88,784
Comcast Corp., Class A	1,862	69,899
Darden Restaurants, Inc.	819	69,058
Ford Motor Co.	5,896	73,818
GameStop Corp., Class A	3,394	63,638
Gap, Inc.	2,451	79,192
General Motors Co.	1,757	75,709
Groupon, Inc.(a)	15,741	88,779
Hilton Grand Vacations, Inc.(a)	1,899	75,903
Hilton Worldwide Holdings, Inc.	1,024	79,421
Home Depot, Inc.	438	78,761
Hyatt Hotels Corp., Class A(a)	1,127	81,550
InterContinental Hotels Group PLC, ADR	1,395	81,831
Interpublic Group of Cos., Inc.	3,475	68,736
L Brands, Inc.	1,686	94,534
Macy's, Inc.	3,098	73,732
Marriott International, Inc., Class A	659	83,693
Mattel, Inc.(b)	4,303	78,530
McDonald's Corp.	439	75,495
MGM Resorts International	2,176	74,245
Netflix, Inc.(a)	378	70,905
Newell Brands, Inc.	1,600	49,552
NIKE, Inc., Class B	1,268	76,613
Nordstrom, Inc.	1,458	66,266
Office Depot, Inc.	15,479	50,616
Pearson PLC, Sponsored ADR(b)	9,049	85,966
Royal Caribbean Cruises, Ltd.	571	70,735
Sears Holdings Corp.(a)(b)	8,992	36,687
Sirius XM Holdings, Inc.(b)	12,529	68,910
Sony Corp., Sponsored ADR	1,790	83,772
Starbucks Corp.	1,249	72,217
Tapestry, Inc.	1,667	69,497
Target Corp.	1,146	68,645
TEGNA, Inc.	5,656	75,112
Tesla, Inc.(a)	184	56,828
Tiffany & Co.	764	72,198
Time Warner, Inc.	673	61,586
Time, Inc.	5,244	97,538
TJX Cos., Inc.	927	70,035
Toyota Motor Corp., Sponsored ADR	582	73,530
Viacom, Inc., Class B	2,491	70,545
Visteon Corp.(a)	572	75,327
Walt Disney Co.	696	72,955
Whirlpool Corp.	404	68,102
Wyndham Worldwide Corp.	682	76,650
Wynn Resorts, Ltd.	483	76,353
Total Consumer Discretionary		3,894,577
Security Description	Shares	Value
Consumer Staples (8.53%)
Altria Group, Inc.	1,094	$74,206
Avon Products, Inc.(a)	27,373	54,199
Brown-Forman Corp., Class B	1,282	76,664
Campbell Soup Co.	1,427	70,351
Clorox Co.	505	70,342
Coca-Cola Co.	1,479	67,694
Colgate-Palmolive Co.	944	68,393
CVS Health Corp.	824	63,118
Diageo PLC, Sponsored ADR	505	69,927
Estee Lauder Cos., Inc., Class A	634	79,142
General Mills, Inc.	1,238	70,021
Hershey Co.	623	69,109
Hormel Foods Corp.	2,205	80,372
Kellogg Co.	1,007	66,623
Kimberly-Clark Corp.	564	67,545
Kraft Heinz Co.	838	68,188
Kroger Co.	3,206	82,907
Mondelez International, Inc., Class A	1,700	72,998
PepsiCo, Inc.	596	69,446
Procter & Gamble Co.	753	67,763
Unilever NV, NY Shares	1,137	65,650
Walgreens Boots Alliance, Inc.	831	60,464
Total Consumer Staples		1,535,122

Energy (0.82%)
Chevron Corp.	595	70,799
Royal Dutch Shell PLC, Class A, Sponsored ADR	1,204	77,200
Total Energy		147,999

Financials (22.17%)
American Express Co.	790	77,191
American International Group, Inc.	1,164	69,793
Ameriprise Financial, Inc.	490	79,983
Aon PLC	479	67,165
Aviva PLC, Sponsored ADR(b)	5,032	70,342
Bank of America Corp.	2,850	80,285
Bank of Montreal	924	71,157
Bank of New York Mellon Corp.	1,343	73,516
Barclays PLC, Sponsored ADR	6,755	69,914
BlackRock, Inc.	164	82,195
Brighthouse Financial, Inc.(a)	1,225	72,018
Capital One Financial Corp.	866	79,672
Charles Schwab Corp.	1,704	83,138
Chubb, Ltd.	477	72,556
Citigroup, Inc.	1,009	76,180
CNA Financial Corp.	1,430	77,763
Comerica, Inc.	999	83,227
Credit Suisse Group AG, Sponsored ADR	4,423	74,749
Deutsche Bank AG	4,186	78,948
Discover Financial Services	1,162	82,037
FactSet Research Systems, Inc.	422	84,349
Fifth Third Bancorp	2,590	79,021
Franklin Resources, Inc.	1,617	70,097
Genworth Financial, Inc., Class A(a)	17,125	58,054
Goldman Sachs Group, Inc.	311	77,016

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Schedule of Investments	November 30, 2017

Security Description	Shares	Value
Financials (continued)
Hartford Financial Services Group, Inc.	1,282	$73,638
HSBC Holdings PLC, Sponsored ADR	1,452	72,092
Huntington Bancshares, Inc.	5,358	77,155
JPMorgan Chase & Co.	749	78,286
KeyCorp	3,812	72,352
M&T Bank Corp.	464	78,393
Marsh & McLennan Cos., Inc.	857	71,928
MetLife, Inc.	1,409	75,635
Moody's Corp.	505	76,669
Morgan Stanley	1,468	75,763
Northern Trust Corp.	776	75,877
PNC Financial Services Group, Inc.	535	75,200
Principal Financial Group, Inc.	1,099	77,798
Progressive Corp.	1,494	79,451
Prudential Financial, Inc.	668	77,381
Royal Bank of Canada	921	72,114
S&P Global, Inc.	451	74,631
State Street Corp.	739	70,464
Sun Life Financial, Inc.	1,779	70,342
SunTrust Banks, Inc.	1,245	76,729
T Rowe Price Group, Inc.	808	83,159
Thomson Reuters Corp.	1,500	66,105
Toronto-Dominion Bank	1,259	71,687
Travelers Cos., Inc.	568	77,004
UBS Group AG	4,125	70,868
US Bancorp	1,344	74,122
Voya Financial, Inc.	1,813	80,135
Wells Fargo & Co.	1,328	74,992
Total Financials		3,990,336

Health Care (10.50%)
AbbVie, Inc.	788	76,373
Aetna, Inc.	428	77,117
Anthem, Inc.	374	87,875
AstraZeneca PLC, Sponsored ADR	2,139	70,309
athenahealth, Inc.(a)	535	71,096
Baxter International, Inc.	1,079	70,707
Biogen, Inc.(a)	216	69,589
Bioverativ, Inc.(a)	1,257	62,875
Boston Scientific Corp.(a)	2,402	63,125
Bristol-Myers Squibb Co.	1,112	70,267
Cardinal Health, Inc.	1,030	60,966
Cigna Corp.	367	77,705
Danaher Corp.	785	74,073
Eli Lilly & Co.	840	71,098
Express Scripts Holding Co.(a)	1,093	71,242
GlaxoSmithKline PLC, Sponsored ADR	1,729	60,619
Henry Schein, Inc.(a)	845	60,375
Humana, Inc.	276	71,997
Johnson & Johnson	513	71,476
McKesson Corp.	464	68,551
Medtronic PLC	853	70,057
Merck & Co., Inc.	1,030	56,928
Novartis AG, Sponsored ADR	814	69,841
Pfizer, Inc.	1,957	70,961
Sanofi, Sponsored ADR	1,429	65,220

Security Description	Shares	Value
Health Care (continued)
Thermo Fisher Scientific, Inc.	365	$70,357
UnitedHealth Group, Inc.	344	78,490
Total Health Care		1,889,289

Industrials (11.05%)
3M Co.	324	78,777
Alaska Air Group, Inc.	929	64,259
American Airlines Group, Inc.	1,500	75,735
Arconic, Inc.	2,737	67,358
Boeing Co.	277	76,674
Cummins, Inc.	418	69,973
Eaton Corp. PLC	901	70,080
Fortive Corp.	985	73,530
General Electric Co.	2,912	53,260
Herman Miller, Inc.	1,998	71,429
Huron Consulting Group, Inc.(a)	2,062	84,336
IHS Markit, Ltd.(a)	1,445	64,476
JetBlue Airways Corp.(a)	3,518	75,531
Lockheed Martin Corp.	226	72,121
ManpowerGroup, Inc.	608	78,371
Navigant Consulting, Inc.(a)	4,349	83,457
Nielsen Holdings PLC	1,743	64,003
Northrop Grumman Corp.	258	79,309
Owens Corning	906	80,045
Raytheon Co.	375	71,681
Rockwell Automation, Inc.	395	76,267
Rockwell Collins, Inc.	528	69,860
Southwest Airlines Co.	1,254	76,080
Steelcase, Inc., Class A	4,868	73,994
United Continental Holdings, Inc.(a)	1,162	73,578
United Technologies Corp.	612	74,327
WW Grainger, Inc.	412	91,180
Total Industrials		1,989,691

Information Technology (15.97%)
Accenture PLC, Class A	505	74,745
Adobe Systems, Inc.(a)	449	81,480
Alphabet, Inc., Class C(a)	75	76,606
Apple, Inc.	430	73,896
Automatic Data Processing, Inc.	646	73,941
Booz Allen Hamilton Holding Corp.	1,978	76,529
Broadridge Financial Solutions, Inc.	879	79,339
CA, Inc.	2,104	69,579
Cars.com, Inc.(a)(b)	2,649	64,212
Cisco Systems, Inc.	2,123	79,188
Conduent, Inc.(a)	4,370	66,686
Convergys Corp.	2,800	69,104
Corning, Inc.	2,330	75,469
eBay, Inc.(a)	1,779	61,678
Electronic Arts, Inc.(a)	571	60,726
Facebook, Inc., Class A(a)	398	70,518
Harris Corp.	548	79,186
Hewlett Packard Enterprise Co.	5,060	70,587
HP, Inc.	3,502	75,118
Intel Corp.	1,868	83,761
International Business Machines Corp.	478	73,598
Intuit, Inc.	488	76,723

7 | November 30, 2017

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Schedule of Investments	November 30, 2017
Security Description	Shares	Value
Information Technology (continued)
Mastercard, Inc., Class A	491	$73,881
Microsoft Corp.	911	76,679
NCR Corp.(a)	1,866	58,387
NetApp, Inc.	1,676	94,711
Nokia OYJ, Sponsored ADR	11,341	56,818
NVIDIA Corp.	402	80,685
Oracle Corp.	1,425	69,911
PayPal Holdings, Inc.(a)	1,095	82,924
QUALCOMM, Inc.	1,324	87,834
Salesforce.com, Inc.(a)	735	76,675
Symantec Corp.	2,068	59,910
Tech Data Corp.(a)	802	77,553
Texas Instruments, Inc.	818	79,583
Twitter, Inc.(a)	3,843	79,089
Visa, Inc., Class A	657	73,972
Xerox Corp.	2,146	63,650
Yelp, Inc.(a)	1,588	70,745
Total Information Technology		2,875,676

Materials (2.73%)
Alcoa Corp.(a)	1,546	64,175
Ball Corp.	1,686	67,288
Chemours Co.	1,372	70,521
DowDuPont, Inc.	992	71,384
Ecolab, Inc.	530	72,038
Monsanto Co.	579	68,519
Praxair, Inc.	508	78,191
Total Materials		492,116

Real Estate (1.77%)
CBRE Group, Inc., Class A(a)	1,894	82,124
Jones Lang LaSalle, Inc.	570	86,919
Park Hotels & Resorts, Inc.	2,560	74,752
Weyerhaeuser Co.	2,111	74,687
Total Real Estate		318,482

Telecommunication Services (1.82%)
AT&T, Inc.	1,876	68,249
BT Group PLC, Sponsored ADR	3,561	62,994
Sprint Corp.(a)	8,994	53,874
T-Mobile US, Inc.(a)	1,114	68,032
Verizon Communications, Inc.	1,464	74,503
Total Telecommunication Services		327,652

Utilities (2.69%)
American Electric Power Co., Inc.	947	73,516
Edison International	861	69,973
Exelon Corp.	1,856	77,414
PG&E Corp.	992	53,806
Portland General Electric Co.	1,487	73,815
PPL Corp.	1,742	63,879
Sempra Energy	589	71,263
Total Utilities		483,666

TOTAL COMMON STOCKS
(Cost $14,519,361)		17,944,606
7 Day Yield		Shares	Value
SHORT TERM INVESTMENTS (1.65%)
Money Market Fund (0.17%)
State Street Institutional Treasury Plus Money Market Fund (Cost $30,509)	0.970%	30,509	$30,509

Investments Purchased with Collateral from Securities Loaned (1.48%)
State Street Navigator Securities Lending Prime Portfolio, (Cost $265,972)	1.04%	265,972	265,972

TOTAL SHORT TERM INVESTMENTS
(Cost $296,481)			296,481

TOTAL INVESTMENTS (101.33%)
(Cost 14,815,842)			$18,241,087

NET LIABILITIES LESS OTHER ASSETS (-1.33%)			(239,313)

NET ASSETS (100.00%)			$18,001,774

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $261,055.

See Notes to Financial Statements.

8 | November 30, 2017

Workplace Equality Portfolio

Statement of Assets and Liabilities	November 30, 2017

ASSETS:
Investments, at value	$18,241,087
Dividends receivable	37,406
Total Assets	18,278,493

LIABILITIES:
Payable to adviser	10,747
Payable for collateral upon return of securities loaned	265,972
Total Liabilities	276,719
NET ASSETS	$18,001,774

NET ASSETS CONSIST OF:
Paid-in capital	$14,507,562
Accumulated net investment income	184,792
Accumulated net realized loss on investments	(115,821)
Net unrealized appreciation on investments	3,425,241
NET ASSETS	$18,001,774

INVESTMENTS, AT COST	$14,815,842

PRICING OF SHARES
Net Assets	$18,001,774
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	500,000
Net Asset Value, offering and redemption price per share	$36.00

See Notes to Financial Statements.

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Workplace Equality Portfolio

Statement of Operations	For the Year Ended November 30, 2017

INVESTMENT INCOME:
Dividends(a)	$298,227
Securities lending income	12,198
Total Investment Income	310,425

EXPENSES:
Investment adviser fees	109,261
Total Expenses	109,261
NET INVESTMENT INCOME	201,164

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain on investments	572,809
Net realized gain on foreign currency transactions	14
Net realized gain	572,823
Net change in unrealized appreciation on investments	2,027,742
Net change in unrealized depreciation on foreign currency transactions	(4)
Net change in unrealized appreciation	2,027,738
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,600,561
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,801,725

(a)	Net of foreign tax withholding $3,690.

See Notes to Financial Statements.

10 | November 30, 2017

Workplace Equality Portfolio

Statements of Changes in Net Assets

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016
OPERATIONS:
Net investment income	$201,164	$174,248
Net realized gain/(loss)	572,823	(201,456)
Net change in unrealized appreciation	2,027,738	1,251,679
Net increase in net assets resulting from operations	2,801,725	1,224,471

DISTRIBUTIONS:
Dividends to shareholders from net investment income	(183,001)	(135,078)
Net decrease in net assets from distributions	(183,001)	(135,078)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	4,813,655	1,342,125
Cost of shares redeemed	(1,553,228)	–
Net increase from capital share transactions	3,260,427	1,342,125
Net increase in net assets	5,879,151	2,431,518

NET ASSETS:
Beginning of year	12,122,623	9,691,105
End of year*	$18,001,774	$12,122,623

*Including accumulated net investment income of:	$184,792	$166,615

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	400,000	350,000
Shares sold	150,000	50,000
Shares redeemed	(50,000)	–
Shares outstanding, end of period	500,000	400,000

See Notes to Financial Statements.

11 | November 30, 2017

Workplace Equality Portfolio

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2017	For the Year Ended November 30, 2016	For the Year Ended November 30, 2015	For the Period February 25, 2014 (Commencement of Operations) to November 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$30.31	$27.69	$27.92	$25.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.45	0.46	0.36	0.28
Net realized and unrealized gain/(loss)	5.70	2.55	(0.20)	2.64
Total from investment operations	6.15	3.01	0.16	2.92

DISTRIBUTIONS:
From net investment income	(0.46)	(0.39)	(0.39)	–
Total distributions	(0.46)	(0.39)	(0.39)	–

Net increase/(decrease) in net asset value	5.69	2.62	(0.23)	2.92
NET ASSET VALUE, END OF PERIOD	$36.00	$30.31	$27.69	$27.92
TOTAL RETURN(b)	20.56%	11.04%	0.59%	11.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$18,002	$12,123	$9,691	$6,979

Ratio of expenses to average net assets	0.75%	0.75%	0.75%	0.75	%(c)
Ratio of net investment income to average net assets	1.38%	1.69%	1.31%	1.42	%(c)
Portfolio turnover rate(d)	22%	34%	26%	8%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

12 | November 30, 2017

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2017

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2017, the Trust consisted of nineteen separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Workplace Equality Portfolio (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the price and yield of the Workplace Equality IndexTM. The investment advisor uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. The Fund issues and redeems Shares at net asset value (“NAV”) in blocks of 50,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the latest quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by or under the direction of the Board. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

13 | November 30, 2017

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Notes to Financial Statements	November 30, 2017

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2017:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$17,944,606	$–	$–	$17,944,606
Short Term Investments
Money Market Fund	30,509	–	–	30,509
Investments Purchased with Collateral from Securities Loaned	265,972	–	–	265,972
TOTAL	$18,241,087	$–	$–	$18,241,087

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund recognizes transfers between levels as of the end of the period. For the year ended November 30, 2017, the Fund did not have any transfers between Level 1 and Level 2 securities. The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the highest cost basis. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

14 | November 30, 2017

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2017

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2017, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
Workplace Equality Portfolio	$461,986	$14	$(462,000)

At November 30, 2017, the Fund had available for tax purposes unused post-enactment capital loss carryforwards as follows:

Fund	Short-Term	Long-Term
Workplace Equality Portfolio	$–	$66,172

Capital loss carryovers used during the period ended November 30, 2017 were $114,152

The tax character of the distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

Ordinary Income
November 30, 2017
Workplace Equality Portfolio	$183,001
November 30, 2016
Workplace Equality Portfolio	$135,078

As of November 30, 2017, the components of distributable earnings on a tax basis for the Fund were as follows:

Workplace Equality Portfolio Fund
Undistributed net investment income	$184,792
Accumulated net realized loss on investments	(66,172)
Net unrealized appreciation on investments	3,375,592
Total	$3,494,212

15 | November 30, 2017

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2017

As of November 30, 2017, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Workplace Equality Portfolio
Gross appreciation (excess of value over tax cost)	$3,942,639
Gross depreciation (excess of tax cost over value)	(567,043)
Net depreciation on foreign currency transactions	(4)
Net unrealized appreciation (depreciation)	$3,375,592
Cost of investments for income tax purposes	$14,865,491

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2017:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Workplace Equality Portfolio	$261,055	$265,972	$4,896	$270,868

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

16 | November 30, 2017

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2017

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2017:

Workplace Equality Portfolio	Remaining contractual maturity of the agreement

Securities Lending Transactions	Overnight & Continuous	Up to 30 days	30-90 days	Greater than 90 days	Total
Common Stocks	$265,972	$–	$–	$–	$265,972
Total Borrowings					265,972
Gross amount of recognized liabilities for securities lending(collateral received)					$265,972

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. (the “Adviser”) acts as the Fund’s investment adviser pursuant to an Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser a unitary fee for the services and facilities it provides payable on a monthly basis at the annual rate of 0.75% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the licensing fees to the Index provider, the cost of transfer agency, custody, fund administration, legal, audit, independent trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Each Trustee who is not an officer or employee of the Adviser, any sub-adviser or any of their affiliates (“Independent Trustees”) receives (1) a quarterly retainer of $5,000, (2) a per meeting fee for regularly scheduled meetings of $3,750, (3) $1,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2017, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio	$3,244,735	$3,304,175

For the year ended November 30, 2017, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Workplace Equality Portfolio	$4,814,381	$1,499,570

For the year ended November 30, 2017, the Workplace Equality Portfolio had in-kind net realized gain of $467,389.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in kind transactions are also not deductible for tax purposes.

17 | November 30, 2017

Workplace Equality Portfolio

Notes to Financial Statements	November 30, 2017

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2017 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2017, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/ (loss) on sales
Workplace Equality ETF	$12,659	$7,799	$2,019

18 | November 30, 2017

Workplace Equality Portfolio

Additional Information	November 30, 2017 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-675-2639.

PORTFOLIO HOLDINGS

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund’s portfolio holdings with the SEC on Form N-Q. Forms N-Q for the Fund are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are available without charge, upon request, by calling (toll-free) 1-866-675-2639 or by writing to ALPS ETF Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2016:

	Qualified Dividend Income	Dividend Received Deduction
Workplace Equality Portfolio	100.00%	99.92%

In early 2017, if applicable, shareholders of record received this information for the distribution paid to them by the Fund during the calendar year 2016 via Form 1099. The Fund will notify shareholders in early 2018 of amounts paid to them by the Fund, if any, during the calendar year 2017.

LICENSING AGREEMENT

Denver Investments has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) to allow the Adviser’s use of the Workplace Equality Index™, the underlying index of the Workplace Equality Portfolio (the “Fund”). The following disclosure relates to such licensing agreement:

Denver Investments is the designer of the construction and methodology for the Index. “Denver Investments” and “Workplace Equality Index™” are service marks or trademarks of Denver Investments. Denver Investments acts as brand licensor for the Index. Denver Investments is not responsible for the descriptions of the Index or the Fund that appear herein. Denver Investments is not affiliated with the Trust, the Adviser or the Distributor.

The Fund is not sponsored, endorsed or promoted by Denver Investments. Denver Investments makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly and does not guarantee the quality, accuracy or completeness of the Index or any Index data included herein or derived there from and assume no liability in connection with their use. The Index is determined and composed without regard to the Adviser or the Fund. Denver Investments has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in connection with the foregoing. Denver Investments is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund. Denver Investments has no obligation or liability in connection with the administration or trading of the Fund.

Denver Investments does not guarantee the accuracy and/or completeness of the Index or any data included therein, and Denver Investments shall have no liability for any errors, omissions, or interruptions therein. Denver Investments makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Index or any data included therein. Denver Investments makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Denver Investments have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Index, even if notified of the possibility of such damages.

19 | November 30, 2017

Workplace Equality Portfolio

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2017 (Unaudited)

At an in-person meeting held on June 8, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”), including the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Workplace Equality Portfolio (“EQLT” or “the Fund”). The Independent Trustees also met separately to consider the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement with respect to the Fund, the Independent Trustees considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreements; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Independent Trustees considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Independent Trustees reviewed information on the performance of the Fund and its benchmark. The Independent Trustees also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on their review, the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreements was appropriate and that the quality was satisfactory.

The Independent Trustees noted that the advisory fee for the Fund was a unitary fee pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Investment Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

With respect to the advisory fee rate, the Independent Trustees noted the following:

The net advisory fee rate for the Fund is higher than the median of its Broadridge expense group and the Fund’s expense ratio is higher than the median of its Broadridge expense group.

The Independent Trustees took into account, among other things, the uniqueness of EQLT’s underlying index (and the fees charged by the index provider for licensing its index) and AAI’s view that “socially responsible” funds (which the Broadridge peer group did not include) would be EQLT’s closest competitors in the marketplace.

Based on the foregoing, and the other information available to them, the Independent Trustees concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Independent Trustees considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Independent Trustees also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund. The Independent Trustees reviewed and noted the relatively small size of the Fund and concluded that AAI was not realizing any economies of scale. The Independent Trustees determined that they would continue to evaluate whether further economies of scale have been achieved on an ongoing basis.

In voting to renew the Investment Advisory Agreement, the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

20 | November 30, 2017

Workplace Equality Portfolio

Trustees & Officers	November 30, 2017 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees. Three Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”). The other Trustee (the “Interested Trustee”) is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America and a member of the American Bankers Association Trust Executive Committee.	42	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder, Chief Compliance Officer and Chief Financial Officer of Green Alpha Advisors, LLC. Mr. Deems is Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company.	44	Mr. Deems is a Trustee of ALPS Variable Investment Trust (10 funds); Financial Investors Trust (33 funds); and Reaves Utility Income Fund (1 fund); Clough Funds Trust (1 fund) and Elevation ETF Trust (1 fund).
Rick A. Pederson, 1952	Trustee and Chairman	Has served as Trustee since March 2008. Has served as Chairman since July 2017.	Mr. Pederson is President, Foundation Properties, Inc. (a real estate investment management company), 1994 - present; Advisory Board Member, Bow River Capital Partners (private equity management), 2003 - present; Advisor, The Pauls Corporation (real estate investment management and development), 2008 - present; Chairman, Ross Consulting Group (real estate consulting services) 1983-2013; Advisory Board, Neenan Company (construction services) 2002-present; Board Member, Prosci Inc. (private business services) 2013-2016; Board Member, Citywide Banks (Colorado community bank) 2014-present; Board member, Professional Pediatric Health Care (a Denver-based home nursing firm) 2014 – present; Board Member, Strong-Bridge Consulting (management consulting) 2015-present; Director, National Western Stock Show (not-for-profit organization); Director, Biennial of the Americas (not-for-profit-organization), 2012- 2015; Board Member, History Colorado, 2015 - present.	21	Mr. Pederson is Trustee of Westcore Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2017

Workplace Equality Portfolio

Trustees & Officers	November 30, 2017 (Unaudited)

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, his term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Trustee and the other directorships, if any, held by the Trustee, are shown below.

INTERESTED TRUSTEE

Name, Address and Year of Birth of Interested Trustee*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustee
Edmund J. Burke, 1961	Trustee and President	Mr. Burke was elected as Trustee of the Trust and President of the Trust at the December 11, 2017 meeting of the Board of Trustees.	Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; Director of the Liberty All-Star Growth Fund, Inc. and Trustee and President of Financial Investors Trust (Trustee since 2009; President since 2002).	36	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All -Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (33 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2017

Workplace Equality Portfolio

Trustees & Officers	November 30, 2017 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Erin D. Nelson, 1977	Chief Compliance Officer (“CCO”)	Since December 2015	Erin Nelson became Senior Vice-President and Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) on July 1, 2015 and prior to that served as Vice President and Deputy Chief Compliance Officer of AAI since January 1, 2015. Prior to January 1, 2015, Ms. Nelson was Vice-President and Assistant General Counsel of ALPS Fund Services, Inc. Because of her position with AAI, Ms. Nelson is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nelson is also the CCO of ALPS Variable Investment Trust, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, Principal Real Estate Income Fund, RiverNorth Opportunities Fund, Inc. and Red Rocks Capital, LLC.
Patrick D. Buchanan, 1972	Treasurer	Since June 2012	Mr. Buchanan is Vice President of AAI. Mr. Buchanan joined ALPS in 2007 and because of his position with AAI, he is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Buchanan is also Treasurer of the ALPS Variable Insurance Trust, Principal Real Estate Income Fund, Clough Funds Trust and RiverNorth Opportunities Fund, Inc.
Andrea E. Kuchli, 1985	Secretary	Since December 2017	Ms. Kuchli joined ALPS in 2015 and is currently Vice President and Senior Counsel of ALPS. Prior to joining ALPS, Ms. Kuchli was an Associate with Davis Graham & Stubbs LLP from April 2014 to February 2015, and an Associate with Dechert LLP from 2011 to April 2014. Because of her position with ALPS, Ms. Kuchli is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Kuchli is also Secretary of ALPS Variable Investment Trust, Elevation ETF Trust and Principal Real Estate Income Fund as well as Assistant Secretary of the James Advantage Funds.
Sharon Akselrod, 1974	Assistant Secretary	Since December 2016	Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013-2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of Financial Investors Trust and Principal Real Estate Income Fund.
Stephanie G. Danner, 1992	Assistant Secretary	Since December 2017	Ms. Danner joined ALPS in September of 2017 and is currently Vice President and Associate Senior Counsel of ALPS. Because of her position with ALPS, Ms. Danner is deemed an affiliate of the Trust as defined under the 1940 Act.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-375-8383.

23 | November 30, 2017

ANNUAL REPORT | November 30, 2017

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

Item 2. Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal year ended November 30, 2017 and November 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $342,670 and $318,575, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal year ended November 30, 2017 and November 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for the verification of the Registrant’s securities and similar investments in accordance with Rule 17f-2 under the Investment Company Act of 1940 were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal year ended November 30, 2017 and November 30, 2016, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $110,455 and $192,650, respectively. The fiscal year 2017 and 2016 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal year ended November 30, 2017 and November 30, 2016, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal year ended November 30, 2017 and November 30, 2016 of the Registrant were $415,355 and $520,050, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $110,455 and $192,650 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $304,900 and $327,400, respectively. The non-audit fees billed to AFS related to SSAE 18 services and other compliance-related matters.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR, File No. 811-22175, on February 6, 2015.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	February 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President (Principal Executive Officer)

Date:	February 5, 2018

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer (Principal Financial Officer)

Date:	February 5, 2018